Filed with the Securities and Exchange Commission on April 27, 2026

Securities Act Registration No. 333-16157

Investment Company Act Registration No. 811-07925

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. ____	☐
Post-Effective Amendment No. 54	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 55	☒

WesMark Funds

(Exact Name of Registrant as Specified in Charter)

One Bank Plaza

Wheeling, West Virginia 26003

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (304) 234-9419

Gary Grasso, Secretary

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Name and Address of Agent for Service)

With Copies To:

Todd P. Zerega
Morgan, Lewis & Bockius LLP
One Oxford Centre, Thirty-Second Flood
Pittsburgh, PA 15219-6401
(412) 560-3300

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b);
☒	on May 1, 2026 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1);
☐	on (date) pursuant to paragraph (a)(1);
☐	75 days after filing pursuant to paragraph (a)(2); or
☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

5.1.26 >> Prospectus

WesMark Small Company Fund	>> WMKSX
WesMark Large Company Fund	>> WMKGX
WesMark Balanced Fund	>> WMBLX
WesMark Government Bond Fund	>> WMBDX
WesMark West Virginia Municipal Bond Fund	>> WMKMX
WesMark Tactical Opportunity Fund	>> WMKTX

WesMark Funds (the “Trust”) is an open-end, management investment company. The Trust has six separate investment portfolios (“Fund” or “Funds”). Each Fund offers its own shares and has a distinct investment program.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Paper copies of the Fund shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on the Funds’ website (www.wesmarkfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call the Fund toll-free at 1-800-864-1013. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a Fund.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with a Fund, by enrolling at www.wesmarkfunds.com.

TABLE OF CONTENTS

SUMMARY SECTIONS:
WesMark Small Company Fund	2
WesMark Large Company Fund	7
WesMark Balanced Fund	12
WesMark Government Bond Fund	18
WesMark West Virginia Municipal Bond Fund	23
WesMark Tactical Opportunity Fund	27
OTHER INFORMATION
Purchase and Sales of Fund Shares	33
Tax Information	33
Payments to Broker-Dealers and Other Financial Intermediaries	33
MORE ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS:
What are the Funds’ Investment Strategies?	34
What are the Principal Securities in Which the Funds Invest?	40
What are the Specific Risks of Investing in the Funds?	44
SHAREHOLDER INFORMATION:
What do Shares Cost?	50
How are the Funds Sold?	51
How to Purchase Shares?	51
How to Redeem and Exchange Shares?	55
Account and Share Information	60
WHO MANAGES THE FUNDS?	63
FINANCIAL HIGHLIGHTS	64

www.wesmarkfunds.com	>> 1

Summary Sections

WesMark Small Company Fund

INVESTMENT OBJECTIVE

The WesMark Small Company Fund (the “Fund”) seeks to achieve capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution (12b-1) Fees	None
Shareholder Services Fee*	0.25%
Other Expenses	0.21%
Acquired Fund Fees and Expenses	0.12%
Total Annual Fund Operating Expenses**	1.33%

*	The shareholder services fee will be paid to financial intermediaries, including affiliates of the Adviser, for the provision of certain shareholder services.

**	The Total Annual Fund Operating Expenses in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years

	$135	$421	$729	$1,601

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 47% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund pursues its investment objective by investing at least 80% of the value of its net assets in equity securities of small capitalization companies.

>> 2	May 1, 2026 >> Prospectus

Summary Sections

WesMark Small Company Fund

In creating a diversified portfolio of investments in small-sized companies, WesBanco Investment Department, a division of WesBanco Bank, Inc. (the Adviser), defines small companies as companies that do not exceed the market capitalizations of the Russell 2000® Index (Russell 2000), or the Standard & Poor’s SmallCap 600® Index (S&P 600) at the time of purchasing a security. As of December 31, 2025, the market capitalization of the Russell 2000 ranged from approximately $14 million to $25.9 billion, and as of December 31, 2025, the market capitalization of the S&P 600 ranged from approximately $1.5 billion to $9.0 billion.

The Adviser seeks to select common stocks of companies with characteristics such as above-average earnings growth potential or where significant company or industry changes are taking place, such as new products, services, methods of distribution, or overall business restructuring. The Fund will invest primarily in securities issued by domestic companies. The Fund may purchase exchange traded funds (“ETFs”) or other investment companies, in order to achieve exposure to a specific market sector, to achieve exposure to foreign markets (which may include emerging markets) or for other reasons consistent with its investment strategy. The shares of ETFs are listed and traded on stock exchanges at market prices. The Fund may also purchase American Depository Receipts (“ADRs”) and other domestically traded securities of foreign companies.

For additional information on the Fund’s investment strategies, please see the section “More About the Funds’ Investment Strategies and Risks” beginning on page 34 of this prospectus.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The loss of money is a risk of investing in this Fund. Other principal risks of investing in the Fund are below.

Stock Market Risks:	The value of equity securities rise and fall. The portfolio of a Fund investing in equity securities will reflect changes in prices of individual stocks held in the Fund’s portfolio. Consequently, the Fund’s share price may decline.
Risks Related to Investing for Growth:	Growth stocks depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks.
Risks Related to Company Size:	The smaller the capitalization of a company, the less liquid its stock and the more volatile its price.
Liquidity Risks:	A Fund may not be able to sell a security when it wants. Liquidity risk may make it more difficult to sell or buy a security at a favorable price or time.
Sector Risks:	Certain market sectors may underperform other sectors or the market as a whole.
Risks of Foreign Investing:	Political, social, currency-rate fluctuations, and economic instability within foreign countries may cause the value of the Fund’s foreign investments to decline.
Risks of Emerging Markets:	Investments in emerging markets are subject to all the risks associated with foreign investing; however, these risks may be magnified in emerging markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies. Generally, countries are considered emerging markets if they are included in any one of the MSCI emerging markets indices.
Risks of Investing in Exchange-Traded Funds:	Investments in shares of ETFs or other investment companies are subject to the risks of owning the securities underlying the ETF, as well as the same structural risks faced by an investor purchasing shares of such underlying ETFs, including authorized participant concentration risk, market maker risk, premium/discount risk and trading issues risk. Investing in ETFs may result in higher fees and expenses for the Fund, because the Fund and its shareholders bear a pro rata share of the ETF’s fees and expenses. To the extent the Fund invests in the Underlying Funds, the Fund’s investment performance and risks are likely to be directly related to those of the underlying ETF.

www.wesmarkfunds.com	>> 3

Summary Sections

WesMark Small Company Fund

Risks of Investing in ADRs and Domestically Traded Securities of Foreign Issuers:	Because the Fund may invest in ADRs and other domestically traded securities of foreign companies, the Fund’s share price may be more affected by foreign economic and political conditions, taxation policies, and accounting and auditing standards than would otherwise be the case.
Manager Risk:	The Fund is actively managed and the investment techniques and security selection used by the Fund’s managers may not produce the desired results and may cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.
Market Risk:	The Fund may incur losses due to political, regulatory, market, economic or social developments affecting the market(s) generally. Local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health crises, recessions, market volatility related to global trade policy and the imposition of tariffs, depressions or other events – or the potential for such events – could have a significant negative impact on economic and market conditions.

An investment in the Fund is not a deposit of any bank, including WesBanco Bank, Inc., and is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

For more information regarding the risks of investing in the Fund, please see the section “More About the Funds’ Investment Strategies and Risks” beginning on page 34 of this prospectus.

FUND PERFORMANCE

The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The Risk/Return Bar Chart shows the variability of the Fund’s total returns on a calendar year-by-year basis and provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The Average Annual Total Return Table shows returns averaged over the stated periods and shows how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The Fund’s performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Fund is available at www.wesmarkfunds.com or by calling 1-800-864-1013.

>> 4	May 1, 2026 >> Prospectus

Summary Sections

WesMark Small Company Fund

Risk/Return Bar Chart

For the periods ended December 31:

Within the periods shown in the bar chart, the Fund’s highest quarterly return was 30.78% (quarter ended 6/30/2020). Its lowest quarterly return was -22.28% (quarter ended 3/31/2020).

Average Annual Total Return Table

Return After Taxes is shown to illustrate the effect of federal taxes on Fund returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

For the periods ended December 31, 2025:

WesMark Small Company Fund	1 Year	5 Years	10 Years
Return Before Taxes	16.43%	10.73%	11.53%
Return After Taxes on Distributions	11.04%	7.65%	9.09%
Return After Taxes on Distributions and Sale of Fund Shares	13.19%	7.96%	8.86%
Russell 2000® Total Return Index (Does not reflect fees, expenses or taxes, which, if applied, would reduce the Index’s returns.)	12.81%	6.09%	9.62%
Lipper Small Cap Core Funds Average (LSCCFA)	7.01%	7.60%	9.14%

www.wesmarkfunds.com	>> 5

Summary Sections

WesMark Small Company Fund

The Russell 2000® Total Return Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index. The index is unmanaged and unlike the Fund, is not affected by cash flows. The Russell 2000® is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. It is not possible to invest directly in an index.

The information presented for the LSCCFA is the average of the total returns of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Small-Cap classification. Lipper averages do not reflect sales charges. It is not possible to invest directly in an average.

MANAGEMENT

Investment Adviser

WesBanco Investment Department, a division of WesBanco Bank, Inc., which is a wholly owned subsidiary of WesBanco, Inc., serves as the investment adviser of the Fund.

Portfolio Managers

An investment team led by Robert McGee, Senior Vice President of the Adviser, manages the Fund. Mr. McGee has served as a portfolio manager of the Fund since March 2024.

PURCHASE AND SALES OF FUND SHARES, TAX INFORMATION AND PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

For important information about purchase and sales of Fund shares, tax information and financial intermediary compensation, please turn to “Other Information” on page 33.

>> 6	May 1, 2026 >> Prospectus

Summary Sections

Wesmark Large Company Fund

INVESTMENT OBJECTIVE

The WesMark Large Company Fund (the “Fund”) seeks to achieve capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution (12b-1) Fees	None
Shareholder Services Fee*	0.25%
Other Expenses	0.14%
Total Annual Fund Operating Expenses	1.14%

*	The shareholder services fee will be paid to financial intermediaries, including affiliates of the Adviser, for the provision of certain shareholder services.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years

	$116	$362	$628	$1,386

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund pursues its investment objective by investing at least 80% of the value of its net assets in equity securities of large capitalization companies. In creating a diversified portfolio of investments in large-sized companies, WesBanco Investment Department, a division of WesBanco Bank, Inc. (the Adviser), defines large companies as companies within the market capitalization range of the Standard & Poor’s 500® Index (S&P 500), at the time of purchasing a security. As of December 31, 2025, the market capitalization of the S&P 500 ranged from approximately $15.3 billion to $4.5 trillion.

www.wesmarkfunds.com	>> 7

Summary Sections

WesMark Large Company Fund

WesBanco Investment Department, a division of WesBanco Bank, Inc. (the Adviser), seeks to invest in companies that are expected to achieve higher than average profitability ratios such as operating profit margin or return on equity, have characteristics to generate above average sustainable growth while trading at reasonable valuations. The Adviser relies on fundamental analysis, which involves a bottom-up assessment of a company’s potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions. Equity securities may include common stocks, preferred stocks, securities (including debt securities) that are convertible into common stocks, and exchange traded funds (“ETFs”) and other investment companies. The Fund will invest primarily in securities issued by domestic companies. The Fund may purchase ETFs or other investment companies in order to achieve exposure to a specific market sector, to achieve exposure to foreign markets (which may include emerging markets) or for other reasons consistent with its investment strategy. The shares of ETFs are listed and traded on stock exchanges at market prices. The Fund may also purchase American Depository Receipts (“ADRs”) and other domestically traded securities of foreign companies. The Adviser attempts to add value through security selection, industry allocation, and the research process while monitoring risk. For additional information on the Fund’s investment strategies, please see the section “More About the Funds’ Investment Strategies and Risks” beginning on page 34 of this prospectus.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The loss of money is a risk of investing in this Fund. Other principal risks of investing in the Fund are below.

Stock Market Risks:	The value of equity securities rise and fall. The portfolio of a Fund investing in equity securities will reflect changes in prices of individual stocks held in the Fund’s portfolio. Consequently, the Fund’s share price may decline.
Risks Related to Investing for Growth:	Growth stocks depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks.
Liquidity Risks:	A Fund may not be able to sell a security when it wants. Liquidity risk may make it more difficult to sell or buy a security at a favorable price or time.
Sector Risks:	Certain market sectors may underperform other sectors or the market as a whole.
Risks of Foreign Investing:	Political, social, currency-rate fluctuations, and economic instability within foreign countries may cause the value of the Fund’s foreign investments to decline.
Risks of Emerging Markets:	Investments in emerging markets are subject to all the risks associated with foreign investing; however, these risks may be magnified in emerging markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies. Generally, countries are considered emerging markets if they are included in any one of the MSCI emerging markets indices.
Risks of Investing in Exchange-Traded Funds:	Investments in shares of ETFs or other investment companies are subject to the risks of owning the securities underlying the ETF, as well as the same structural risks faced by an investor purchasing shares of such underlying ETFs, including authorized participant concentration risk, market maker risk, premium/discount risk and trading issues risk. Investing in ETFs may result in higher fees and expenses for the Fund, because the Fund and its shareholders bear a pro rata share of the ETF’s fees and expenses. To the extent the Fund invests in the Underlying Funds, the Fund’s investment performance and risks are likely to be directly related to those of the underlying ETF.
Risks of Investing in ADRs and Domestically Traded Securities of Foreign Issuers:	Because the Fund may invest in ADRs and other domestically traded securities of foreign companies, the Fund’s share price may be more affected by foreign economic and political conditions, taxation policies, and accounting and auditing standards than would otherwise be the case.

>> 8	May 1, 2026 >> Prospectus

Summary Sections

WesMark Large Company Fund

Risks of Investing in Derivative Contracts and Hybrid Instruments:	The Funds’ exposure to derivative contracts and hybrid instruments, either directly or indirectly, through another investment company, may involve risks different from or possibly greater than the risk associated with investing directly in a security instead of the derivative. Risks include: 1) the value of the derivative may not correlate with the value of the underlying security or may correlate inversely; 2) any potential risk reduction may be offset with gain limitations; 3) derivatives may be difficult to price, thus involving additional payments by the Funds; 4) possible adverse tax consequences; and 5) other risks, such as but not limited to, stock market, interest rate, credit, currency, liquidity, and leverage risks.
Manager Risk:	The Fund is actively managed and the investment techniques and security selection used by the Fund’s managers may not produce the desired results and may cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.
Market Risk:	The Fund may incur losses due to political, regulatory, market, economic or social developments affecting the market(s) generally. Local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health crises, recessions, market volatility related to global trade policy and the imposition of tariffs, depressions or other events – or the potential for such events – could have a significant negative impact on economic and market conditions.

An investment in the Fund is not a deposit of any bank, including WesBanco Bank, Inc., and is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

For more information regarding the risks of investing in the Fund, please see the section “More About the Funds’ Investment Strategies and Risks” beginning on page 34 of this prospectus.

FUND PERFORMANCE

The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The Risk/Return Bar Chart shows the variability of the Fund’s total returns on a calendar year-by-year basis and provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The Average Annual Total Return Table shows returns averaged over the stated periods and shows how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The Fund’s performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information is available at www.wesmarkfunds.com or by calling 1-800-864-1013.

www.wesmarkfunds.com	>> 9

Summary Sections

WesMark Large Company Fund

Risk/Return Bar Chart

For the periods ended December 31:

Within the periods shown in the bar chart, the Fund’s highest quarterly return was 25.53% (quarter ended 6/30/2020). Its lowest quarterly return was -19.18% (quarter ended 3/31/2020).

Average Annual Total Return Table

Return After Taxes is shown to illustrate the effect of federal taxes on Fund returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

For the periods ended December 31, 2025:

WesMark Large Company Fund	1 Year	5 Years	10 Years
Return Before Taxes	16.91%	11.40%	12.37%
Return After Taxes on Distributions	11.93%	8.32%	9.83%
Return After Taxes on Distributions and Sale of Fund Shares	13.40%	8.52%	9.55%
S&P 500® Index (Does not reflect fees, expenses or taxes, which, if applied, would reduce the Index’s returns.)	17.88%	14.42%	14.82%
Lipper Large-Cap Core Funds Average (LLCCFA)	15.43%	12.78%	13.49%

>> 10	May 1, 2026 >> Prospectus

Summary Sections

WesMark Large Company Fund

The S&P 500® measures the performance of 500 large-cap U.S. companies. The S&P 500 is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, it is not affected by cash flows. It is not possible to invest directly in an index.

The information presented for the LLCCFA is the average of the total returns of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Large-Cap classification. Lipper averages do not reflect sales charges. It is not possible to invest directly in an average.

MANAGEMENT

Investment Adviser

WesBanco Investment Department, a division of WesBanco Bank, Inc., which is a wholly owned subsidiary of WesBanco, Inc., serves as the investment adviser of the Fund.

Portfolio Managers

An investment team led by Robert McGee, Senior Vice President of the Adviser, manages the Fund. Mr. McGee has served as a portfolio manager of the Fund since March 2024.

PURCHASE AND SALES OF FUND SHARES, TAX INFORMATION AND PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

For important information about purchase and sales of Fund shares, tax information and financial intermediary compensation, please turn to “Other Information” on page 33.

www.wesmarkfunds.com	>> 11

Summary Sections

WesMark Balanced Fund

INVESTMENT OBJECTIVE

The WesMark Balanced Fund (the “Fund”) seeks to achieve capital appreciation and income.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution (12b-1) Fees	None
Shareholder Services Fee*	0.25%
Other Expenses	0.29%
Total Annual Fund Operating Expenses	1.29%

*	The shareholder services fee will be paid to financial intermediaries, including affiliates of the Adviser, for the provision of certain shareholder services.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years

	$131	$409	$708	$1,556

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund pursues its investment objective by investing in a mix of equity, fixed-income, and money market investments. The Fund’s portfolio is constructed by WesBanco Investment Department, a division of WesBanco Bank, Inc. (the “Adviser”), using an asset allocation process. The Adviser first determines the percentage of the Fund’s portfolio to invest in equity securities, the percentage to invest in fixed-income securities, and the percentage to invest in money market investments. The percentage ranges of securities in each asset class are: equity securities 30-70%; fixed-income securities 30-70%; and money market investments 0-40%. The Adviser will then select securities for each asset class. Within the equity allocation, the Adviser may use a blend of styles in selecting stocks, i.e., stocks may be selected for their growth characteristics, or value characteristics, or both. In addition, the Adviser may consider the income potential of a security resulting in an equity allocation that may be overweight in sectors that pay dividends.

>> 12	May 1, 2026 >> Prospectus

Summary Sections

WesMark Balanced Fund

The Adviser anticipates investing the equity allocation primarily in the equity securities of domestic companies with large and medium market capitalizations. However, the Adviser may also invest a portion of the equity allocation in American Depository Receipts (“ADRs”) and other domestically traded securities of foreign companies, exchange traded funds (“ETFs”) or other investment companies that invest in foreign securities (which may include emerging markets), real estate investment trusts (“REITs”), and equity securities of companies with small market capitalizations. Also, in an effort to increase the income of the Fund, the Fund may sell call options on equity securities held in the Fund. Additionally, the Fund may buy a put option on one or more securities held in the Fund in an effort to protect unrealized gains in such securities or to protect against downside losses in such securities. Within the fixed-income allocation, the Adviser primarily selects U.S. dollar denominated, primarily investment-grade, fixed income securities. In addition, the Fund may invest in high-yield fixed income securities when the Adviser considers the risk-return prospects of those sectors to be attractive. The Adviser expects that, normally, no more than 15% of the Fund’s total assets will be invested in securities that are rated below investment grade. However, the Fund may opportunistically invest up to 25% of its total assets in noninvestment-grade debt securities (e.g. “junk bonds”). Investment-grade fixed-income securities are rated in one of the four highest categories (BBB- or higher) by a nationally recognized statistical rating organization (“NRSRO”). Noninvestment-grade fixed-income securities are rated in one of the six lowest categories (BB or lower) by a NRSRO, or in either case if unrated, of comparable quality as determined by the Adviser (e.g. “junk bonds”). The Adviser seeks to enhance the Fund’s performance by allocating relatively more of its fixed-income allocation to the sector that the Adviser expects to offer the best balance between total return and risk and thus offer the greatest potential for return. The Adviser may lengthen or shorten duration from time to time based on its interest rate outlook, but the Fund has no set duration parameters. Duration measures the price sensitivity of a fixed-income security to changes in interest rates. The Fund may invest in fixed-income securities with any maturity. Certain of the government securities in which the Fund invests are not backed by the full faith and credit of the U.S. government, such as those issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans or other benefits. The Fund may also invest in government securities that are supported by the full faith and credit of the U.S. government, such as those issued by the Government National Mortgage Association (“Ginnie Mae”). Finally, the Fund may invest in government securities that are issued by entities whose activities are sponsored by the federal government but that have no explicit financial support. Within the money market allocation, the Adviser may invest in money market funds, repurchase agreements or other short-term, high-quality, fixed-income securities issued by banks, corporations and the U.S. government.

The Fund may purchase ETFs, or other investment companies, in order to achieve exposure to a specific market sector to achieve exposure to foreign markets, or for other reasons consistent with its investment strategy. The shares of ETFs are listed and traded on stock exchanges at market prices.

For additional information on the Fund’s investment strategies, please see the section “More about the Funds’ Investment Strategies and Risks” beginning on page 34 of this prospectus.

PRINCIPAL RISKS OF THE FUND

The loss of money is a risk of investing in this Fund. Other principal risks of investing in the Fund are below.

Stock Market Risks:	The value of equity securities rise and fall. The portfolio of a Fund investing in equity securities will reflect changes in prices of individual stocks held in the Fund’s portfolio. Consequently, the Fund’s share price may decline.
Risks Related to Investing For Growth:	Growth stocks depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks.
Risks Related to Investing For Value:	Value stocks depend less on price changes for returns and may lag behind growth stocks in an up market.
Risks Related to Company Size:	The smaller the capitalization of a company, the less liquid its stock and the more volatile its price.
Credit Risks:	The possibility that an issuer will default on a security by failing to pay interest or principal when due.
Interest Rate Risks:	Prices of fixed-income securities rise and fall in response to changes in interest rates. Generally, when interest rates rise, prices of fixed-income securities fall. The opposite is true when interest rates decline. Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

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Summary Sections

WesMark Balanced Fund
Risk Related to Complex CMOs:	CMOs with complex or highly variable prepayment terms generally entail greater market, prepayment and liquidity risks.
Call Risks:	An issuer may redeem a fixed-income security before maturity at a price below its current market price.
Prepayment Risks:	The relative volatility of mortgage backed securities is due to the likelihood of prepayments which increase in a declining interest rate environment and decrease in a rising interest rate environment.
Currency Risks:	Exchange rates for currencies fluctuate daily.
Liquidity Risks:	A Fund may not be able to sell a security or close out of an investment when it wants. Liquidity risk may make it more difficult to sell or buy a security at a favorable price or time.
Sector Risks:	Certain market sectors may underperform other sectors or the market as a whole.
Risks of Foreign Investing:	Political, social, currency-rate fluctuations and economic instability within foreign countries may cause the value of the Fund’s foreign investments to decline.
Risks of Emerging Markets:	Investments in emerging markets are subject to all the risks associated with foreign investing; however, these risks may be magnified in emerging markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies. Generally, countries are considered emerging markets if they are included in any one of the MSCI emerging markets indices.
Risks of Investing in Exchange-Traded Funds:	Investments in shares of ETFs or other investment companies are subject to the risks of owning the securities underlying the ETF, as well as the same structural risks faced by an investor purchasing shares of such underlying ETFs, including authorized participant concentration risk, market maker risk, premium/discount risk and trading issues risk. Investing in ETFs may result in higher fees and expenses for the Fund, because the Fund and its shareholders bear a pro rata share of the ETF’s fees and expenses. To the extent the Fund invests in the Underlying Funds, the Fund’s investment performance and risks are likely to be directly related to those of the underlying ETF.
Risks of Investing in ADRs and Domestically Traded Securities of Foreign Issuers:	Because the Fund may invest in ADRs and other domestically traded securities of foreign companies, the Fund’s share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.
Risks of Investing in Derivative Contracts and Hybrid Instruments:	The Funds’ exposure to derivative contracts and hybrid instruments, either directly or indirectly through another investment company, may involve risks different from or possibly greater than the risk associated with investing directly in a security instead of the derivative. Risks include: 1) the value of the derivative may not correlate with the value of the underlying security or may correlate inversely; 2) any potential risk reduction may be offset with gain limitations; 3) derivatives may be difficult to price, thus involving additional payments by the Funds; 4) possible adverse tax consequences; and 5) other risks, such as but not limited to, stock market, interest rate, credit, currency, liquidity, and leverage risks.

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Summary Sections

WesMark Balanced Fund
Manager Risk:	The Fund is actively managed and the investment techniques and security selection used by the Fund’s managers may not produce the desired results and may cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.
Market Risk:	The Fund may incur losses due to political, regulatory, market, economic or social developments affecting the market(s) generally. Local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health crises, recessions, market volatility related to global trade policy and the imposition of tariffs, depressions or other events – or the potential for such events – could have a significant negative impact on economic and market conditions.
Risks of Investing in Real Estate Investment Trusts (REITs):	Investments in REITs are subject to many of the same risks as direct investments in real estate. Generally, a REIT’s performance depends on the types and locations of the properties it owns and on how well the REIT manages its properties. The value of a REIT may also be affected by changes in interest rates. Rising interest rates could cause the value of an equity REIT to decline. Additionally, a REIT may fail to qualify for tax-exempt status under the IRC.

An investment in the Fund is not a deposit of any bank, including WesBanco Bank, Inc., and is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

For more information regarding the risks of investing in the Fund, please see the section “More About the Funds’ Investment Strategies and Risks” beginning on page 34 of this prospectus.

FUND PERFORMANCE

The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The Risk/Return Bar Chart shows the variability of the Fund’s total returns on a calendar year-by-year basis and provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The Average Annual Total Return Table shows returns averaged over the stated periods and shows how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The Fund’s performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information is available at www.wesmarkfunds.com or by calling 1-800-864-1013.

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Summary Sections

WesMark Balanced Fund

Risk/Return Bar Chart

For the periods ended December 31:

Within the periods shown in the bar chart, the Fund’s highest quarterly return was 10.19% (quarter ended 6/30/2020). Its lowest quarterly return was -14.89% (quarter ended 3/31/2020).

Average Annual Total Return Table

Return After Taxes is shown to illustrate the effect of federal taxes on Fund returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

For the periods ended December 31, 2025:

WesMark Balanced Fund	1 Year	5 Years	10 Years
Return Before Taxes	10.84%	6.46%	7.19%
Return After Taxes on Distributions	8.72%	4.60%	5.50%
Return after Taxes on Distributions and Sale of Fund Shares	7.58%	4.61%	5.25%
S&P 500® Index (Does not reflect fees, expenses or taxes, which, if applied, would reduce the Index’s returns.)	17.88%	14.42%	14.82%
Bloomberg Intermediate U. S. Government/Credit Index (BIGCI) (Does not reflect fees, expenses or taxes, which, if applied, would reduce the Index’s returns.)	6.97%	0.96%	2.29%
Balanced Composite Index (Does not reflect fees, expenses or taxes, which, if applied, would reduce the Index’s returns.)	13.56%	9.08%	9.92%
Lipper Balanced Funds Average (LBFA)	13.51%	6.20%	7.23%

>> 16	May 1, 2026 >> Prospectus

Summary Sections

WesMark Balanced Fund

The S&P 500® measures the performance of 500 large-cap U.S. companies. The S&P 500 is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, it is not affected by cash flows. It is not possible to invest directly in an index.

The BIGCI is an unmanaged market value weighted performance index for government and corporate fixed rate debt issues with maturities between one and ten years. The BIGCI is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

The Balanced Composite Index is an unmanaged index, comprised 60% S&P 500® and 40% BIGCI, and unlike the Fund, is not affected by cash flows. The Balanced Composite Index is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. It is not possible to invest directly in an index or average.

The information presented for the LBFA is the average of the total returns of the 30 largest U.S. Balanced Funds. Lipper averages do not reflect sales charges. It is not possible to invest directly in an average.

MANAGEMENT

Investment Adviser

WesBanco Investment Department, a division of WesBanco Bank, Inc. which is a wholly owned subsidiary of WesBanco, Inc., serves as the investment adviser of the Fund.

Portfolio Managers

An investment team led by Robert McGee, Senior Vice President of the Adviser, and including Steven Kellas, Executive Vice President of the Adviser, manages the Fund. Mr. Kellas has served as a portfolio manager of the Fund since January 2013, and Mr. McGee has served as a portfolio manager of the Fund since March 2024.

PURCHASE AND SALES OF FUND SHARES, TAX INFORMATION AND PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

For important information about purchase and sales of Fund shares, tax information and financial intermediary compensation, please turn to “Other Information” on page 33.

www.wesmarkfunds.com	>> 17

Summary Sections

WesMark Government Bond Fund

INVESTMENT OBJECTIVE

The WesMark Government Bond Fund (the “Fund”) seeks to achieve high current income consistent with preservation of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Distribution (12b-1) Fees	None
Shareholder Services Fee*	0.25%
Other Expenses	0.19%
Total Annual Fund Operating Expenses	1.04%

*	The shareholder services fee will be paid to financial intermediaries, including affiliates of the Adviser, for the provision of certain shareholder services.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years

	$106	$331	$574	$1,271

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund pursues its investment objective by investing primarily in U.S. government securities. U.S. government securities include U.S. Treasury securities as well as securities of U.S. government sponsored entities, (“GSE”). The Fund’s portfolio may also include investment-grade corporate debt securities and certain taxable securities issued by municipal entities such as Build America Bonds. The Fund does not invest in noninvestment-grade corporate debt securities (e.g. “junk bonds”) as part of its principal investment strategy.

Certain GSE securities may not be backed by the full faith and credit of the U.S. government, such as those issued by the Federal Home Loan Mortgage Corporation (Freddie Mac), the Federal National Mortgage Association (“Fannie Mae”), and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans or other benefits. The Fund may also invest in GSE securities that are supported by the full faith and credit of the U.S. Government, such as those issued by the Government National Mortgage Association (Ginnie Mae). Finally, the Fund may invest in a few GSE securities that have no explicit financial support, but which are regarded as having implied support because the federal government sponsors their activities. Such securities include those issued by the Farm Credit System and the Financing Corporation.

>> 18	May 1, 2026 >> Prospectus

Summary Sections

WesMark Government Bond Fund

The Fund may invest in collateralized mortgage obligations (“CMOs”) issued by U.S. governmental or government related enterprises. The Fund’s investment in CMO’s may be significant. CMOs have various call features and may be issued in multiple classes, with each class having a specific coupon rate and stated maturity or final distribution date. The Adviser invests in CMOs in an attempt to increase the Fund’s return by taking advantage of current and potential yield differentials existing from time to time between CMOs and other mortgage-backed or federal agency securities.

WesBanco Investment Department, a division of WesBanco Bank, Inc. (the “Adviser”), selects securities with longer or shorter durations based on its interest rate outlook, but does not target any specific duration for the Fund. Duration measures the price sensitivity of a fixed-income security to changes in interest rates. The Fund may invest in securities with any maturity.

Because the Fund refers to U.S. government bonds in its name, it will notify shareholders at least 60 days in advance of any change in its investment policies that would enable the Fund to normally invest less than 80% of its assets in U.S. government fixed-income securities.

For additional information on the Fund’s investment strategies, please see the section “More About the Funds’ Investment Strategies and Risks” beginning on page 34 of this prospectus.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The loss of money is a risk of investing in this Fund. Other principal risks of investing in the Fund are below.

Credit Risks:	The possibility that an issuer will default on a security by failing to pay interest or principal when due.
Interest Rate Risks:	Prices of fixed-income securities rise and fall in response to changes in interest rates. Generally, when interest rates rise, prices of fixed-income securities fall. The opposite is true when interest rates decline. Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.
Risks Related to Complex CMOs:	CMOs with complex or highly variable prepayment terms generally entail greater market, prepayment, and liquidity risks.
Call Risks:	An issue may redeem a fixed-income security before maturity at a price below its current market price.
Prepayment Risks:	The relative volatility of mortgage–backed securities is due to the likelihood of prepayments which increase in a declining interest rate environment and decrease in a rising interest rate environment.
Liquidity Risks:	A Fund may not be able to sell a security when it wants.
Government Sponsored Entities Risk:	Agency securities are issued or guaranteed by a federal agency or other GSE acting under federal authority. Some GSE securities are supported by the full faith and credit of the United States. These include the Government National Mortgage Association (“Ginnie Mae”), Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer’s Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation and Washington Metropolitan Area Transit Authority Bonds. Investors generally regard agency securities as having low credit risks, but not as low as Treasury securities.

Other GSE securities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation (“Freddie Mac”), Fannie Mae and Tennessee Valley Authority in support of such obligations.

Since 2008, Fannie Mae and Freddie Mac have operated under a conservatorship administered by the Federal Housing Finance Agency (“FHFA”).

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Summary Sections

WesMark Government Bond Fund

Manager Risk:	The Fund is actively managed and the investment techniques and security selection used by the Fund’s managers may not produce the desired results and may cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.
Market Risk:

The Fund may incur losses due to political, regulatory, market, economic or social developments affecting the market(s) generally. Local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health crises, recessions, market volatility related to global trade policy and imposition of tariffs, depressions or other events – or the potential for such events – could have a significant negative impact on economic and market conditions.

An investment in the Fund is not a deposit of any bank, including WesBanco Bank, Inc., and is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

For more information regarding the risks of investing in the Fund, please see the section “More About the Funds’ Investment Strategies and Risks” beginning on page 34 of this prospectus.

FUND PERFORMANCE

The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The Risk/Return Bar Chart shows the variability of the Fund’s total returns on a calendar year-by-year basis and provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The Average Annual Total Return Table shows returns averaged over the stated periods and show how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The Fund’s performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance is available at www.wesmarkfunds.com or by calling 1-800-864-1013.

>> 20	May 1, 2026 >> Prospectus

Summary Sections

WesMark Government Bond Fund

Risk/Return Bar Chart

For the periods ended December 31:

Within the periods shown in the bar chart, the Fund’s highest quarterly return was 7.10% (quarter ended 12/31/2023). Its lowest quarterly return was -5.92% (quarter ended 6/30/2022).

Average Annual Total Return Table

Return After Taxes is shown to illustrate the effect of federal taxes on Fund returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

For the periods ended December 31, 2025:

WesMark Government Bond Fund	1 Year	5 Years	10 Years
Return Before Taxes	6.91%	(1.95)%	0.13%
Return After Taxes on Distributions	5.40%	(3.02)%	(0.82)%
Return after Taxes on Distributions and Sale of Fund Shares	4.07%	(1.92)%	(0.29)%
Bloomberg U.S. Aggregate Bond Index (Does not reflect fees, expenses or taxes, which, if applied, would reduce the Index’s returns.)	7.30%	(0.36)%	2.01%
Bloomberg Intermediate U.S. Government/Credit Aggregate Bond Index (Does not reflect fees, expenses or taxes, which, if applied, would reduce the Index’s returns.)	6.97%	0.96%	2.29%
Lipper Intermediate U.S. Government Funds Average (LIGFA)	6.79%	(0.66)%	1.11%
Lipper General U.S. Government Funds Average (LGUSFA)	7.26%	(1.04)%	1.05%

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Summary Sections

WesMark Government Bond Fund

In connection with SEC regulations applicable to the Fund, the Adviser has selected the Bloomberg U.S. Aggregate Bond Index as the broad-based index to best represent overall market performance for the Fund. The table also shows index performance for the Bloomberg Intermediate U.S. Government/Credit Index, an unmanaged market value weighted performance index for government and corporate fixed rate debt issues with maturities between one and ten years, which served as the Fund’s previous broad-based securities market index.

The information presented for the LIGFA is the average of the total returns of funds designated by Lipper as falling into the category of funds that invest primarily in securities issued or guaranteed by the U.S. government, its agencies, or its instrumentalities, with dollar-weighted average maturities of five to ten years. Lipper averages do not reflect sales charges. It is not possible to invest directly in an average.

The information presented for the LGUSFA is the average total returns of funds designated by Lipper as falling into the category of funds that invest primarily in U.S. government and agency issues. Lipper averages do not reflect sales charges. It is not possible to invest directly in an average.

MANAGEMENT

Investment Adviser

WesBanco Investment Department, a division of WesBanco Bank, Inc., which is a wholly owned subsidiary of WesBanco, Inc., serves as the investment adviser of the Fund.

Portfolio Managers

An investment team led by Robert McGee, Senior Vice President of the Adviser, manages the Fund. Mr. McGee has served as a portfolio manager of the Fund since March 2024.

PURCHASE AND SALES OF FUND SHARES, TAX INFORMATION AND PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

For important information about purchase and sales of Fund shares, tax information and financial intermediary compensation, please turn to “Other Information” on page 33.

>> 22	May 1, 2026 >> Prospectus

Summary Sections

WesMark West Virginia Municipal Bond Fund

INVESTMENT OBJECTIVE

The WesMark West Virginia Municipal Bond Fund (the “Fund”) seeks to achieve current income which is exempt from federal income tax and the income taxes imposed by the State of West Virginia.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Distribution (12b-1) Fees	None
Shareholder Services Fee*	0.25%
Other Expenses	0.31%
Total Annual Fund Operating Expenses	1.16%

*	The shareholder services fee will be paid to financial intermediaries, including affiliates of the Adviser, for the provision of certain shareholder services.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years

	$118	$368	$638	$1,409

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund pursues its investment objective by investing at least 80% of its net assets in a professionally managed portfolio consisting primarily of investment-grade securities issued by the State of West Virginia and its political subdivisions, agencies and authorities, and other issuers, such as possessions or territories of the United States, the interest of which is exempt from federal income tax, federal alternative minimum tax (“AMT”), and West Virginia income tax. The Adviser may lengthen or shorten the Fund’s duration from time to time based on its interest rate outlook, but the Fund has no set duration parameters. Duration measures the price sensitivity of a fixed-income security to changes in interest rates. The Fund may invest in fixed-income securities with any maturity. The Fund may invest a portion of its assets in non-West Virginia municipal bonds, if in the judgment of the Adviser, the supply or yield of such securities would be beneficial to the Fund. For additional information on the Fund’s investment strategies, please see the section “More About the Funds’ Investment Strategies and Risks” beginning on page 34 of this prospectus.

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Summary Sections

WesMark West Virginia Municipal Bond Fund

PRINCIPAL RISKS OF INVESTING IN THE FUND

The loss of money is a risk of investing in this Fund. Other principal risks of investing in the Fund are below.

Credit Risks:	The possibility that an issuer will default on a security by failing to pay interest or principal when due.
Interest Rate Risks:	Prices of fixed-income securities rise and fall in response to changes to interest rates. Generally, when interest rates rise, prices of fixed-income securities fall. The opposite is true when interest rates decline. Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.
Call Risks:	An issuer may redeem a fixed-income security before maturity at a price below its current market price.
Liquidity Risks:	Trading opportunities are more limited for fixed-income securities that are not widely held.
Credit Enhancement Risks:	Downgrading the credit quality of a credit enhancement provider, such as a bank or bond insurer, may adversely affect the Fund.
Sector Risks:	Certain market sectors may underperform other sectors or the market as a whole.
Tax Risks:	Changes in federal tax laws may cause the prices of tax-exempt securities to fall.
Non-Diversification Risks:	Compared to diversified mutual funds, a non-diversified fund may invest a higher percentage of its assets among fewer issuers of portfolio securities. This increases the Fund’s risk by magnifying the impact (positively or negatively) that any one issuer has on the Fund’s share price and performance.
West Virginia Risks:	The portfolio may include securities issued by issuers located in West Virginia. West Virginia’s economy is heavily dependent upon certain industries such as coal mining, natural gas, manufacturing, and tourism. Therefore, any downturn in these and other industries may adversely affect the economy of West Virginia and the issuers located in that state.
Manager Risk:	The Fund is actively managed and the investment techniques and security selection used by the Fund’s managers may not produce the desired results and may cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.
Market Risk:	The Fund may incur losses due to political, regulatory, market, economic or social developments affecting the market(s) generally. Local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health crises, recessions, market volatility related to global trade policy and the imposition of tariffs, depressions or other events – or the potential for such events – could have a significant negative impact on economic and market conditions.

An investment in the Fund is not a deposit of any bank, including WesBanco Bank, and is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

For more information regarding the risks of investing in the Fund, please see the section “More About the Funds’ Investment Strategies and Risks” beginning on page 34 of this prospectus.

>> 24	May 1, 2026 >> Prospectus

Summary Sections

WesMark West Virginia Municipal Bond Fund

FUND PERFORMANCE

The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The Risk/Return Bar Chart shows the variability of the Fund’s total returns on a calendar year-by-year basis and provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The Average Annual Total Return Table shows returns averaged over the stated periods and shows how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The Fund’s performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information is available at www.wesmarkfunds.com or by calling 1-800-864-1013.

Risk/Return Bar Chart

For the periods ended December 31:

Within the periods shown in the bar chart, the Fund’s highest quarterly return was 8.46% (quarter ended 12/31/2023). Its lowest quarterly return was -5.13% (quarter ended 3/31/2022).

Average Annual Total Return Table

Return After Taxes is shown to illustrate the effect of federal taxes on Fund returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

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Summary Sections

WesMark West Virginia Municipal Bond Fund

For the periods ended December 31, 2025:

WesMark West Virginia Municipal Bond Fund	1 Year	5 Years	10 Years
Return Before Taxes	5.49%	0.36%	1.44%
Return After Taxes on Distributions	4.51%	(0.45)%	0.61%
Return After Taxes on Distributions and Sale of Fund Shares	3.23%	(0.07)%	0.74%
Bloomberg Municipal Bond Index (Does not reflect fees, expenses or taxes, which, if applied, would reduce the Index’s returns.)	4.25%	0.80%	2.34%
Bloomberg Municipal Bond 5 Year Total Return Index (Does not reflect fees, expenses or taxes, which, if applied, would reduce the Index’s returns.)	4.89%	0.91%	1.83%
Lipper Intermediate Municipal Debt Funds Average (LIMDFA)	4.49%	1.04%	2.03%

In connection with SEC regulations applicable to the Fund, the Adviser has selected the Bloomberg Municipal Bond Index as the broad-based index to best represent overall market performance for the Fund. The Bloomberg Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. The table also shows index performance for the Bloomberg Municipal Bond 5 Year Total Return Index, an unmanaged market value weighted performance index for major municipal bonds of all quality ratings with an average maturity of approximately five years, which served as the Fund’s previous broad-based securities market index.

The LIMDFA is an unmanaged index of funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years. These figures do not reflect sales charges. It is not possible to invest directly in an average.

MANAGEMENT

Investment Adviser

WesBanco Investment Department, a division of WesBanco Bank, Inc., which is a wholly owned subsidiary of WesBanco, Inc., serves as the investment adviser of the Fund.

Portfolio Managers

Steven Kellas, Executive Vice President of the Adviser, manages the Fund. Mr. Kellas has served as a portfolio manager of the Fund since September 2006.

PURCHASE AND SALES OF FUND SHARES, TAX INFORMATION AND PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

For important information about purchase and sales of Fund shares, tax information and financial intermediary compensation, please turn to “Other Information” on page 33.

>> 26	May 1, 2026 >> Prospectus

Summary Sections

WesMark Tactical Opportunity Fund

INVESTMENT OBJECTIVE

The WesMark Tactical Opportunity Fund (the “Fund”) seeks to achieve capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution (12b-1) Fees	None
Shareholder Services Fee*	0.25%
Other Expenses	0.45%
Acquired Fund Fees and Expenses	0.12%
Total Annual Fund Operating Expenses**	1.57%

*	The shareholder services fee will be paid to financial intermediaries, including affiliates of the Adviser, for the provision of certain shareholder services.

**	The Total Annual Fund Operating Expenses in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years

	$160	$496	$855	$1,867

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.

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Summary Sections

WesMark Tactical Opportunity Fund

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund pursues its investment objective by utilizing a tactical allocation strategy. The Fund primarily invests in a mix of equity and fixed income securities, and may also invest in commodity related investments. While the Adviser has wide latitude to adjust the equity and fixed income allocations of the Fund, it is expected that during normal market conditions that the Fund’s allocation to equities or fixed income investments will not exceed 85% of the Fund’s assets. Also, in an effort to increase the income of the Fund, the Fund may sell call options on securities held in the Fund. Additionally, the Fund may buy a put option on one or more securities held in the Fund in an effort to protect unrealized gains in such securities, or to protect against downside losses in such securities.

With respect to its investment in equity securities, the Fund may invest in large cap stocks, small- and mid-cap stocks and international equity securities (including emerging market equity securities). With respect to its investment in fixed income securities, the Fund may invest in domestic or foreign securities, corporate or sovereign, and of any quality or duration. The Adviser selects securities with longer or shorter durations based on its assessment of market conditions, but does not target any specific duration for the fixed-income portion of the Fund. Duration measures the price sensitivity of a fixed-income security to changes in interest rates. The Fund may invest in fixed-income securities with any maturity. The Fund anticipates that it will predominately invest in exchange-traded funds (“ETFs”) in order to achieve exposure to the underlying investments. In selecting ETFs for purchase by a Fund, the Adviser considers the securities index in which the ETF seeks to track, the trading liquidity of the ETF, the securities in which the ETF invests, and whether or not the ETF permits investment companies to invest in ETFs to a greater extent than normally permitted by the 1940 Act. The Fund may also invest in exchange-traded notes (“ETNs”). ETNs are unsecured debt obligations of financial institutions which are traded on exchanges and the returns of which are linked to the performance of market indices. The Fund will generally invest in ETNs which are linked to commodities indices; however, investing in ETNs is not equivalent to investing directly in index components or the relevant index itself, and the Fund would be subject to the credit risk of the financial institution issuing the ETN.

The portfolio management team will determine the Fund’s asset allocation mix based upon the Adviser’s view of markets, economic cycles, and intermediate-term trends. The Adviser then implements its asset allocation mix by tactically selecting investments based upon a number of different factors, including but not limited to macroeconomic environment, business cycle, equity market fundamentals, and valuation and interest rates. Also, as market changes and fundamentals dictate the Adviser will make modifications to the overall allocations within the Fund. Such modifications to the Fund’s asset allocation mix may cause the Fund to have a higher portfolio turnover rate than other mutual funds which can increase the transaction costs incurred by the Fund.

The Fund may be appropriate for investors with long-term time horizons who are not sensitive to short-term losses and seek to participate in the long-term growth of the financial markets.

The Adviser anticipates investing its cash balance in investments such as money market funds, repurchase agreements, commercial paper and short-term U.S. government agency and/or Treasury securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The loss of money is a risk of investing in this Fund. Other principal risks of investing in the Fund are below.

Stock Market Risks:	The value of equity securities rise and fall. The portfolio of a Fund investing in equity securities will reflect changes in prices of individual stocks held in the Fund’s portfolio. Consequently, the Fund’s share price may decline.
Risks Related to Investing For Growth:	Growth stocks depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks.
Risks Related to Investing For Value:	Value stocks depend less on price changes for returns and may lag behind growth stocks in an up market.
Risks Related to Company Size:	The smaller the capitalization of a company, the less liquid its stock and the more volatile its price.
Credit Risks:	The possibility that an issuer will default on a security by failing to pay interest or principal when due.
Interest Rate Risks:	Prices of fixed-income securities rise and fall in response to changes in interest rates. Generally, when interest rates rise, prices of fixed-income securities fall. The opposite is true when interest rates decline. Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

>> 28	May 1, 2026 >> Prospectus

Summary Sections

WesMark Tactical Opportunity Fund

Risk Related to Complex CMOs:	CMOs with complex or highly variable prepayment terms generally entail greater market, prepayment and liquidity risks.
Call Risks:	An issuer may redeem a fixed-income security before maturity at a price below its current market price.
Prepayment Risks:	The relative volatility of mortgage backed securities is due to the likelihood of prepayments which increase in a declining interest rate environment and decrease in a rising interest rate environment.
Currency Risks:	Exchange rates for currencies fluctuate daily.
Liquidity Risks:	A Fund may not be able to sell a security or close out of an investment when it wants. Liquidity risk may make it more difficult to sell or buy a security at a favorable price or time.
Sector Risks:	Certain market sectors may underperform other sectors or the market as a whole.
Risks of Foreign Investing:	Political, social, currency-rate fluctuations, and economic instability within foreign countries may cause the value of the Fund’s foreign investments to decline.
Risks of Emerging Markets:	Investments in emerging markets are subject to all the risks associated with foreign investing; however, these risks may be magnified in emerging markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies. Generally, countries are considered emerging markets if they are included in any one of the MSCI emerging markets indices.
Risks of Investing in Exchange-Traded Funds:	Investments in shares of ETFs or other investment companies are subject to the risks of owning the securities underlying the ETF, as well as the same structural risks faced by an investor purchasing shares of such underlying ETFs, including authorized participant concentration risk, market maker risk, premium/discount risk and trading issues risk. Investing in ETFs may result in higher fees and expenses for the Fund, because the Fund and its shareholders bear a pro rata share of the ETF’s fees and expenses. To the extent the Fund invests in the Underlying Funds, the Fund’s investment performance and risks are likely to be directly related to those of the underlying ETF.
Risks of Investing in ADRs and Domestically Traded Securities of Foreign Issuers:	Because the Fund may invest in ADRs and other domestically traded securities of foreign companies, the Fund’s share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.
Commodity Risk:	Because the Fund may invest in instruments (including ETFs or ETNs) whose performance is linked to the price of an underlying Commodity (including precious metals such as gold) or commodity index, the Fund may be subject to the risks of investing in physical commodities. These types of risks include regulatory, economic and political developments, weather events and natural disasters, pestilence, market disruptions, and the fact that commodity prices may have greater volatility than investments in traditional securities.

The Fund’s investment in commodities could cause the Fund to fail to qualify as a regulated investment company (RIC) under Subchapter M of the Internal Revenue Code. It is the intent of the Fund to maintain its RIC status, and as such, the Fund will seek to manage its investment in commodities in an effort to continue to qualify as a RIC. However, there are no assurances it will be successful in doing so.

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Summary Sections

WesMark Tactical Opportunity Fund

Manager Risk:	The Fund is actively managed and the investment techniques and security selection used by the Fund’s managers may not produce the desired results and may cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.
Market Risk:	The Fund may incur losses due to political, regulatory, market, economic or social developments affecting the market(s) generally. Local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health crises, recessions, market volatility related to global trade policy and the imposition of tariffs, depressions or other events – or the potential for such events – could have a significant negative impact on economic and market conditions.
Risks of Investing in Real Estate Investment Trusts (REITs):	Investments in REITs are subject to many of the same risks as direct investments in real estate. Generally, a REIT’s performance depends on the types and locations of the properties it owns and on how well the REIT manages its properties. The value of a REIT may also be affected by changes in interest rates. Rising interest rates could cause the value of an equity REIT to decline. Additionally, a REIT may fail to qualify for tax-exempt status under the IRC.
Risks of Investing in Derivative Contracts and Hybrid Instruments:	The Funds’ exposure to derivative contracts and hybrid instruments, either directly or indirectly, through another investment company, may involve risks different from or possibly greater than the risk associated with investing directly in a security instead of the derivative. Risks include: 1) the value of the derivative may not correlate with the value of the underlying security or may correlate inversely; 2) any potential risk reduction may be offset with gain limitations; 3) derivatives may be difficult to price, thus involving additional payments by the Funds; 4) possible adverse tax consequences; and 5) other risks, such as but not limited to, stock market, interest rate, credit, currency, liquidity, and leverage risks.
High Portfolio Turnover Risk:	The Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. The Fund’s portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the realization of net short-term gains by the Fund, which, when distributed to common shareholders, will be taxable as ordinary income. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.

An investment in the Fund is not a deposit of any bank, including WesBanco Bank, and is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

For more information regarding the risks of investing in the Fund, please see the section “More About the Funds’ Investment Strategies and Risks” beginning on page 34 of this prospectus.

FUND PERFORMANCE

The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The Risk/Return Bar Chart shows the variability of the Fund’s total returns on a calendar year-by-year basis and provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The Average Annual Total Return Table shows returns averaged over the stated periods and shows how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The Fund’s performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information is available at www.wesmarkfunds.com or by calling 1-800-864-1013.

>> 30	May 1, 2026 >> Prospectus

Summary Sections

WesMark Tactical Opportunity Fund

Risk/Return Bar Chart

For the periods ended December 31:

Within the periods shown in the bar chart, the Fund’s highest quarterly return was 13.04% (quarter ended 6/30/2020). Its lowest quarterly return was -18.22% (quarter ended 3/31/2020).

Average Annual Total Return Table

Return After Taxes is shown to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using the highest historical federal marginal income tax rates and do not reflect the impact of any applicable state and local taxes. Actual after tax returns depend on an investors tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding Fund shares through tax-deferred programs such as a 401(k) plan or an IRA.

For the period ended December 31, 2025:

WesMark Tactical Opportunity Fund	1 Year	5 Year	Since Inception 2/28/2017
Return Before Taxes	15.42%	5.75%	6.32%
Return After Taxes on Distributions	13.94%	4.30%	5.12%
Return After Taxes on Distributions and Sale of Fund Shares	9.88%	3.97%	4.56%
S&P 500® Index (Does not reflect fees, expenses or taxes, which, if applied, would reduce the Index’s returns.)	17.88%	14.42%	14.51%
HFRI Fund of Funds Index (Does not reflect fees, expenses or taxes, which, if applied, would reduce the Index’s returns.)	10.62%	5.19%	5.24%
Balanced Composite Index (Does not reflect fees, expenses or taxes, which, if applied, would reduce the Index’s returns.)	16.56%	7.16%	8.20%
Lipper Flexible Portfolio Funds	14.04%	6.47%	6.40%

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Summary Sections

WesMark Tactical Opportunity Fund

In connection with SEC regulations applicable to the Fund, the Adviser has selected the S&P 500® Index, which measures the performance of 500 large-cap U.S. companies, as the broad-based index to best represent overall market performance for the Fund. The S&P 500 is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, it is not affected by cash flows. It is not possible to invest directly in an index. The table also shows index performance for the HFRI Fund of Funds Index, an equal weighted index that consists of over 800 constituent hedge funds, including both domestic and offshore funds, which served as the Fund’s previous broad-based securities market index.

The Balanced Composite Index is comprised of a combination of 60% of MSCI All World Index (“ACWI”) 30% Bloomberg Barclays US Aggregate Index and 10% of HFRI Fund of Funds Index. The Balanced Composite Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

The Lipper Flexible Portfolio Funds is an unmanaged index of funds that allocate their investments to both domestic and foreign securities across traditional asset classes with a focus on total return. The traditional asset classes utilized are common stocks, bonds, and money market instruments. Lipper Flexible Portfolio Funds is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

MANAGEMENT

Investment Adviser

WesBanco Investment Department, a division of WesBanco Bank, Inc., which is a wholly owned subsidiary of WesBanco, Inc., serves as the investment adviser of the Fund.

Portfolio Managers

An investment team led by Robert McGee, Senior Vice President of the Adviser, manages the Fund. Mr. McGee has served as a portfolio manager of the Fund since March 2024.

PURCHASE AND SALES OF FUND SHARES, TAX INFORMATION AND PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

For important information about purchase and sales of Fund shares, tax information and financial intermediary compensation, please turn to “Other Information” on page 33.

>> 32	May 1, 2026 >> Prospectus

Summary Sections

Other Information

Purchase and Sales of Fund Shares

Shareholders may purchase or redeem Fund shares on any business day by contacting 1-800-864-1013; by writing to WesMark Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246; or via the Fund’s website at www.wesmarkfunds.com. If you wish to purchase or redeem shares through a financial intermediary, please contact your intermediary directly. The minimum initial investment in the Fund is $1,000 unless your investment is in an Individual Retirement Account (“IRA”), in which case the minimum initial investment is $500. Subsequent investments in the Fund must be in the amount of at least $100. A Fund may waive these minimums from time to time. Investment minimums are waived for employees of WesBanco. Shares of the Fund are not qualified or registered for sale in all states or jurisdictions. Prospective investors should inquire as to whether shares of a particular fund are available for offer and sale in their state of residence. See the WesMark Funds website located at www.wesmarkfunds.com or call 1-800-864-1013 for further information on the states and jurisdictions where the shares of the Fund are registered.

Shareholders wishing to communicate with the Funds via mail should use the following addresses:

Via regular/express mail:

WesMark Funds c/o Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, OH 45246

Via overnight mail:

WesMark Funds c/o Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

TAX INFORMATION

WesMark Small Company Fund, WesMark Large Company Fund, and WesMark Tactical Opportunity Fund

Dividends of the Fund, if any, are declared and paid quarterly.

WesMark Balanced Fund

Dividends of the Fund, if any, are declared and paid monthly.

WesMark Government Bond Fund

Dividends of the Fund, if any, are declared daily and paid monthly.

All Funds (except WesMark West Virginia Municipal Bond Fund)

The Fund pays any capital gains at least annually. The Fund distributions are expected to be taxed as ordinary income and capital gains, unless you are investing through a tax deferred arrangement such as a 401(k) plan or an IRA. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

WesMark West Virginia Municipal Bond Fund

Dividends of the Fund, if any, are declared daily and paid monthly. It is anticipated that the Fund distributions will be primarily dividends that are exempt from federal income tax, although a portion of the Fund’s dividends may not be exempt. The Fund pays any capital gains at least annually. The interest earned by the municipal securities owned by the Fund generally remains free from federal regular income tax and is often free from West Virginia income taxes as well. However, some of the Fund’s income may be subject to federal alternative minimum tax, state and/or local taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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More About the Funds’ Investment Strategies and Risks

WHAT ARE THE FUNDS’ INVESTMENT STRATEGIES?

WESMARK SMALL COMPANY FUND

Investment Objective

The WesMark Small Company Fund’s (the “Fund”) investment objective is to achieve capital appreciation.

The Fund’s Board of Trustees may not change this investment objective without a shareholder vote.

Implementation of Investment Objectives

The Fund normally will invest at least 80% of its net assets in investments in small companies. The Adviser seeks to select common stocks of companies with characteristics such as above-average earnings growth potential or where significant company or industry changes are taking place, such as new products, services, methods of distribution, or overall business restructuring. The Fund will invest primarily in securities issued by domestic companies. The Fund may purchase exchange-traded funds (“ETFs”) or other investment companies, in order to achieve exposure to a specific market sector, to achieve exposure to foreign markets (which may include emerging markets) or for other reasons consistent with its investment strategy. The shares of ETFs are listed and traded on stock exchanges at market prices. The Fund may also purchase American Depository Receipts (“ADRs”) and other domestically traded securities of foreign companies.

Opportunities are identified in growth industries and more mature industries for investment by the Adviser. Equity securities include common stocks, preferred stocks and securities (including debt securities) that are convertible into common stocks. The Fund will invest primarily in securities issued by domestic companies. The Fund may purchase shares of ETFs or shares of other investment companies. The shares of ETFs are listed and traded on stock exchanges at market prices. The Fund may invest in ETFs or in other investment companies in order to achieve exposure to a specific market sector, to achieve exposure to foreign markets (including emerging markets), or for other reasons consistent with its investment strategy.

The Adviser anticipates investing its cash balances in investments such as money market funds, repurchase agreements, commercial paper and short-term U.S. government agency and Treasury securities.

The Fund under normal circumstances will invest at least 80% of its net assets in investments in small companies. In creating a diversified portfolio of equity securities of small-sized companies, the Adviser will define small companies as companies that do not exceed the market capitalizations of companies in the Russell 2000® or the S&P SmallCap 600® (the “S&P 600”) at the time of purchasing a security. These indices are unmanaged, broad-based capitalization-weighted indexes representing all major industries in the small-cap sector of the U.S. stock market. As of December 31, 2025, the market capitalization of the Russell 2000 ranged from approximately $14 million to $26 billion, and as of December 31, 2025, the market capitalization of the S&P 600 ranged from approximately $1.5 billion to $9.0 billion. The capitalization ranges of the indexes frequently change as the market value of the stocks that comprise the indexes change or as stocks are added or removed from the indices. If a company is within the capitalization range of an index at the time of investment, but subsequently falls outside the index range, the Fund will not be required to sell such company’s security.

Because the Fund refers to small company investments in its name, it will notify shareholders at least 60 days in advance of any change in its investment policies that would permit the Fund to normally invest less than 80% of its assets in investments in small companies.

Temporary Investments

The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic, or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund’s investment returns and/or the ability to achieve the Fund’s investment objectives.

WESMARK LARGE COMPANY FUND

Investment Objective

The WesMark Large Company Fund’s (the “Fund”) investment objective is to achieve capital appreciation.

The Fund’s Board of Trustees may not change this investment objective without a shareholder vote.

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More About the Funds’ Investment Strategies and Risks

Implementation of Investment Objectives

The Fund pursues its investment objective primarily by selecting equity securities of large capitalization companies. In creating a diversified portfolio of investments in large-sized companies, WesBanco Investment Department, a division of WesBanco Bank, Inc. (the Adviser), defines large companies as companies within the market capitalization range of the S&P 500®, at the time of purchasing a security. As of December 31, 2025, the market capitalization of the S&P 500® ranged from approximately $15.3 billion to $4.5 trillion.

WesBanco Investment Department, a division of WesBanco Bank, Inc. (the Adviser), seeks to invest in companies that are expected to achieve higher than average profitability ratios such as operating profit margin or return on equity, have characteristics to generate above average sustainable growth while trading at reasonable valuations. The Adviser relies on fundamental analysis, which involves a bottom-up assessment of a company’s pot entail for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions. Equity securities may include common stocks, preferred stocks, securities (including debt securities) that are convertible into common stocks, and exchange traded funds (ETFs)and other investment companies. The Fund will invest primarily in securities issued by domestic companies. The Fund may purchase ETFs or other investment companies in order to achieve exposure to a specific market sector, to achieve exposure to foreign markets (which may include emerging markets) or for other reasons consistent with its investment strategy. The shares of ETFs are listed and traded on stock exchanges at market prices. The Fund may also purchase American Depository Receipts (ADRs) and other domestically traded securities of foreign companies. The Adviser attempts to add value through security selection, industry allocation, and the research process while monitoring risk.

Most often, these companies will be considered as “large-” or “mid-” capitalization companies. The Adviser’s investment approach is based on its conviction that, over the long term, the economy will continue to expand and develop and that this economic growth will be reflected in the growth of the revenues and earnings of publicly held corporations. Equity securities include common stocks, preferred stocks, and securities (including debt securities) that are convertible into common stocks. The Fund will invest primarily in securities issued by domestic companies.

The Fund may purchase shares of ETFs or of other investments companies. The shares of ETFs are listed and traded on stock exchanges at market prices. The Fund may invest in ETFs or in other investment companies in order to achieve exposure to a specific market sector, to achieve exposure to foreign markets, or for other reasons consistent with its investment strategy.

In an effort to increase the income of the Fund, the Fund may sell call options on equity securities held in the Fund. This would have the effect of limiting the upside of the equity securities subject to such call options in exchange for receipt of premium income. Additionally, the Fund may buy a put option on one or more securities held in the Fund in an effort to protect unrealized gains in such securities or to protect against downside losses in such securities. This would have the effect of limiting the downside of the equity securities subject to such put options in exchange for the payment of a premium.

The Adviser anticipates investing its cash balances in investments such as money market funds, repurchase agreements, commercial paper and short-term U.S. government agency and Treasury securities.

Because the Fund refers to large company investments in its name, it will notify shareholders at least 60 days in advance of any change in its investment policies that would permit the Fund to normally invest less than 80% of its assets in investments in large companies.

Temporary Investments

The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic, or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund’s investment returns and/or the ability to achieve the Fund’s investment objectives.

WESMARK BALANCED FUND

Investment Objective

The WesMark Balanced Fund’s (the “Fund”) investment objective is to achieve capital appreciation and income.

The Fund’s Board of Trustees may not change this investment objective without a shareholder vote.

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More About the Funds’ Investment Strategies and Risks

Implementation of Investment Strategies

The Fund pursues its investment objectives by investing in a mix of equity, fixed-income and money market investments. The Fund’s portfolio is constructed by the Adviser using an asset allocation process. The Adviser first determines the percentage of the Fund’s portfolio to invest in equity securities, the percentage to invest in fixed-income securities and the percentage to invest in money market investments based on its view of economic and market conditions. In making this determination, the Fund will stay within a percentage range for equity securities, fixed-income securities and money market instruments. The following table shows the percentage ranges for the Fund:

Equity	Fixed-Income	Money Market

30-70%	30-70%	0-40%

Within the equity allocation, the Adviser anticipates investing primarily in the equity securities of domestic companies with large and medium market capitalizations; however the Adviser may also invest in domestic companies with small capitalizations as well as foreign equity securities. The Adviser may use a blend of styles in selecting stocks, i.e., stocks may be selected for either their growth characteristics or value characteristics, or both. Equity securities include common stocks, preferred stocks, real estate investment trust (REIT), and securities (including debt securities) that are convertible into common stocks. In addition, the Adviser may consider the income potential of a security resulting in an equity position that may be overweight in sectors that pay dividends. Also, in an effort to increase the income of the Fund, the Fund may sell call options on equity securities held in the Fund. This would have the effect of limiting the upside of the equity securities subject to such call options in exchange for receipt of premium income. Additionally, the Fund may buy a put option on one or more securities held in the Fund in an effort to protect unrealized gains in such securities or to protect against downside losses in such securities. This would have the effect of limiting the downside of the equity securities subject to such put options in exchange for the payment of a premium.

Within the fixed-income allocation, the Adviser primarily selects U.S. dollar denominated, primarily investment-grade, fixed income securities. In addition, the Fund may invest in high-yield fixed income securities when the Adviser considers the risk-return prospects of those sectors to be attractive. The Adviser expects that, normally, no more than 15% of the Fund’s total assets will be invested in securities that are rated below investment grade. However, the Fund may opportunistically invest up to 25% of its total assets in noninvestment-grade debt securities (e.g. “junk bonds”). Investment-grade fixed-income securities are rated in one of the four highest categories (BBB- or higher) by a nationally recognized statistical rating organization (NRSRO). Noninvestment-grade fixed-income securities (e.g. “junk bonds”) are rated in one of the six lowest categories (BB or lower) by a NRSRO, or in either case if unrated, of comparable quality as determined by the Adviser. The Adviser seeks to enhance the Fund’s performance by allocating relatively more of its fixed-income allocation to the sector that the Adviser expects to offer the best balance between total return and risk and thus offer the greatest potential for return. The Adviser may lengthen or shorten duration from time to time based on its interest rate outlook, but the Fund has no set duration parameters. Duration measures the price sensitivity of a fixed-income security to changes in interest rates. The Fund may invest in fixed-income securities with any maturity. Certain of the government securities in which the Fund invests are not backed by the full faith and credit of the U.S. government, such as those issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans or other benefits. The Fund may also invest in government securities that are supported by the full faith and credit of the U.S. government, such as those issued by the Government National Mortgage Association (“Ginnie Mae”). Finally, the Fund may invest in government securities that are issued by entities whose activities are sponsored by the federal government but that have no explicit financial support. The Fund may invest in fixed-income securities with any maturity.

Within the money market allocation the Adviser anticipates investing in money market funds, repurchase agreements or in other short-term, high-quality, fixed-income securities issued by banks, corporations and the U.S. government.

The Adviser seeks to limit the credit risk taken by the Fund with respect to its fixed-income securities by monitoring the credit condition of portfolio securities and by reviewing periodic financial data and ratings of NRSROs.

The Fund may purchase shares of ETFs or of other investment companies. The shares of ETFs are listed and traded on stock exchanges at market prices. The Fund may invest in ETFs or in other investment companies in order to achieve exposure to a specific market sector, to achieve exposure to foreign markets, or for other reasons consistent with its investment strategy.

By combining equity securities, fixed-income securities and money market instruments, the Fund seeks to dampen market volatility, while striving to achieve its investment objective.

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Temporary Investments

The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic, or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund’s investment returns and/or the ability to achieve the Fund’s investment objectives.

WESMARK GOVERNMENT BOND FUND

Investment Objective

The WesMark Government Bond Fund’s (the “Fund”) investment objective is to achieve high current income consistent with preservation of capital.

The Fund’s Board of Trustees may not change this investment objective without a shareholder vote.

Implementation of Investment Strategies

The Fund invests primarily in a portfolio of U.S. government securities. The Fund’s portfolio may also include investment-grade corporate debt securities. The Fund determines whether securities are investment-grade based on credit ratings issued by a nationally recognized statistical rating organization (“NRSRO”). The Fund does not invest in non-investment grade corporate debt securities (e.g. “junk bonds”) as part of its principal investment strategy.

In addition to securities issued by the U.S. Treasury, the Fund may invest in the securities of U.S. government-sponsored entities (“GSE”), including GSE securities that are not backed by the full faith and credit of the U.S. government, such as those issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal National Mortgage Association (“Fannie Mae” or “FNMA”), and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans or other benefits. The Fund may also invest in GSE securities that are supported by the full faith and credit of the U.S. government, such as those issued by the Government National Mortgage Association (“Ginnie Mae”). Finally, the Fund may invest in a few GSE securities that have no explicit financial support, but which are regarded as having implied support because the federal government sponsors their activities. Such securities include those issued by the Farm Credit System and the Financing Corporation.

The Fund may invest in collateralized mortgage obligations (“CMOs”) issued by U.S. governmental or government related enterprises. The Fund’s investment in CMOs may be significant. CMOs have various call features and may be issued in multiple classes, with each class having a specific coupon rate and stated maturity or final distribution date. The Adviser invests in CMOs in an attempt to increase the Fund’s return by taking advantage of current and potential yield differentials existing from time to time between CMOs and other mortgage-backed or federal agency securities.

The Fund may buy mortgage-backed securities on a delayed delivery basis where a seller of the security agrees to deliver a To Be Announced (TBA) security at a future date. However, the seller generally does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets certain specified terms.

The Fund may invest in taxable securities issued by municipal entities such as Build America Bonds. Build America Bonds are taxable bonds issued by state and local governments where, at the election of the state or local government, the U.S. Treasury Department will make a direct payment to the issuer in an amount up to 35 percent of the interest payment on the Build America Bonds.

The Fund’s investment adviser allocates the portfolio holdings between these types of securities based on its interest rate outlook. The Adviser selects securities with longer or shorter duration, but does not target any specific duration for the Fund, based on its assessment of market conditions by analyzing a variety of factors such as:

»	Current and expected economic growth and inflation;

»	Anticipated Federal Reserve monetary policy;

»	Trends in the value of the U.S. dollar in foreign exchange markets; and

»	Changes in the supply of, or demand for, U.S. government securities.

Duration measures the price sensitivity of a portfolio of fixed-income securities to changes in interest rates. The Fund may invest in securities of any maturity.

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Because the Fund refers to U.S. government bonds in its name, it will notify shareholders at least 60 days in advance of any change in its investment policies that would enable the Fund to normally invest less than 80% of its assets in U.S. government fixed-income securities.

Temporary Investments

The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic, or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund’s investment returns and/or the ability to achieve the Fund’s investment objectives.

WESMARK WEST VIRGINIA MUNICIPAL BOND FUND

Investment Objective

The WesMark West Virginia Municipal Bond Fund’s (the “Fund”) investment objective is to achieve current income which is exempt from federal income tax and the income taxes imposed by the State of West Virginia.

The Fund’s Board of Trustees may not change this investment objective without a shareholder vote.

Principal Investment Strategies

The Fund attempts to achieve its investment objective by investing in a professionally managed portfolio consisting primarily of investment-grade securities issued by the State of West Virginia and its political subdivisions, agencies, and authorities, and other issuers (such as possessions or territories of the U.S.), the interest of which is exempt from federal and West Virginia income tax (West Virginia Municipal Securities). As a matter of fundamental investment policy, which may not be changed without shareholder approval, the Fund will invest its assets so that, under normal circumstances, at least 80% of its net assets are invested in obligations, the interest income from which is exempt from federal income tax and the income taxes imposed by the State of West Virginia. For purposes of this policy, the tax-free interest must not be a preference item for purposes of computing the federal alternative minimum tax (AMT).

The Adviser may lengthen or shorten the Fund’s duration from time to time based on its interest rate outlook, but the Fund has no set duration parameters. Duration measures the price sensitivity of a fixed-income security to changes in interest rates. The Fund may invest in fixed-income securities with any maturity. The Adviser may attempt to minimize market volatility by selecting intermediate term securities (securities with an average maturity generally between five and seven years). The Fund will buy and sell securities to take advantage of opportunities to enhance yield. These transactions may generate capital gains (losses) which have different tax treatment than tax-exempt interest income. The Fund may invest a portion of its assets in non-West Virginia municipal bonds if, in the judgment of the Adviser, the supply and yield of such securities would be beneficial to the Fund.

The Fund may not be a suitable investment for retirement plans or for non-West Virginia taxpayers because it invests primarily in West Virginia tax-exempt securities.

Temporary Investments

The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic, or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund’s investment returns and/or the ability to achieve the Fund’s investment objectives.

WESMARK TACTICAL OPPORTUNITY FUND

Investment Objective

The WesMark Tactical Opportunity Fund’s (the “Fund”) investment objective is to achieve capital appreciation.

The Fund’s Board of Trustees may not change this investment objective without a shareholder vote.

Implementation of Investment Strategies

The Fund pursues its investment objective by utilizing a tactical allocation strategy. The Fund primarily invests in mix of equity and fixed income securities and may also invest in commodity related investments. While the Adviser has wide latitude to adjust the equity and fixed income allocations of the Fund, it is expected that during normal market conditions that the Fund’s allocation to equities or fixed income investments will

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not exceed 85% of the Fund’s assets. With respect to its investment in equity securities the Fund may invest in large cap stocks, small- and mid-cap stocks and international equity securities (including emerging market equity securities). With respect to its investment in fixed income securities the Fund may invest in domestic or foreign securities, corporate or sovereign, and of any quality. The Adviser selects securities with longer or shorter durations based on its assessment of market conditions, but does not target any specific duration for the fixed-income portion of the Fund. Duration measures the price sensitivity of a fixed-income security to changes in interest rates. The Fund may invest in fixed-income securities with any maturity. The Fund anticipates that it will predominately invest in ETFs in order to achieve exposure to the underlying investments. In selecting ETFs for purchase by a Fund, the Adviser considers the securities index in which the ETF seeks to track, the trading liquidity of the ETF and of the securities in which the ETF invests, and whether or not the ETF permits investment companies to invest in ETFs to a greater extent than normally permitted by the 1940 Act. The Fund may also invest in exchange-traded notes (“ETNs”). ETNs are unsecured debt obligations of financial institutions which are traded on exchanges and the returns of which are linked to the performance of market indices. The Fund will generally invest in ETNs which are linked to commodities indices; however, investing in ETNs is not equivalent to investing directly in index components or the relevant index itself, and the Fund would be subject to the credit risk of the financial institution issuing the ETN. Also, in an effort to increase the income of the Fund, the Fund may sell call options on securities held in the Fund. Additionally, the Fund may buy a put option on one or more securities held in the Fund in an effort to protect unrealized gains in such securities or to protect against downside losses in such securities.

The portfolio management team will determine the Fund’s asset allocation mix based upon the Adviser’s view of markets, economic cycles, and intermediate-term trends. The Adviser then implements its asset allocation mix by tactically selecting investments based upon a number of different factors, including but not limited to macroeconomic environment, business cycle, equity market fundamentals and valuation and interest rates. Also, as market changes and fundamentals dictate the Adviser will make modifications to the overall allocations within the Fund. Such modifications to the Fund’s asset allocation mix may cause the Fund to have a higher portfolio turnover rate than other mutual funds which can increase the transaction costs incurred by the Fund.

The Fund may be appropriate for investors with long-term time horizons who are not sensitive to short-term losses and seek to participate in the long-term growth of the financial markets.

The Adviser anticipates investing its cash balance in investments such as money market funds, repurchase agreements, commercial paper and short-term U.S. government agency and/or Treasury securities.

Temporary Investments

The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic, or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund’s investment returns and/or the ability to achieve the Fund’s investment objectives.

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WHAT ARE THE PRINCIPAL SECURITIES IN WHICH THE FUNDS INVEST?

In pursuing their investment strategy, the Funds may invest in the following securities for any purpose that is consistent with their investment objective. A list of securities in which a Fund may invest on a non-principal basis is located in the Statement of Additional Information (SAI), which is available upon request.

Securities	Small Company Fund	Large Company Fund	Balanced Fund	Government Bond Fund	West Virginia Municipal Bond Fund	Tactical Opportunity Fund
Common Stocks	X	X	X			X
Preferred Stocks	X	X	X			X
Foreign Securities	X	X	X			X
Real Estate Investment Trusts	X	X	X			X
Treasury Securities			X	X		X
Agency Securities			X	X		X
Corporate Debt Securities			X	X		X
Mortgage-Backed Securities			X	X		X
Collateralized Mortgage Obligations			X	X		X
Asset-Backed Securities			X	X		X
Exchange-Traded Funds	X	X	X			X
Securities of Investment Companies	X	X	X	X	X	X
Credit Enhanced Securities					X
Tax-Exempt Securities					X
Taxable Municipal Securities			X	X	X
Tax Increment Financing Bonds				X	X
General Obligation Bonds					X
Special Revenue Bonds					X
To Be Announced Securities				X
Commodities						X
Options		X	X			X

EQUITY SECURITIES

Equity securities represent an ownership position in a corporation with a proportional claim on the corporation’s assets and profits, after all

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liabilities are accounted for. The Fund cannot predict the income it will receive from equity securities because companies generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value tends to increase directly with the value of the issuer’s business. The following describes different types of equity securities.

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer’s earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

Preferred Stocks

Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. The Fund may also treat such redeemable preferred stock as a fixed-income security.

Real Estate Investment Trusts (REITs)

REITs are companies that own, and usually operate income-producing real estate, or finance commercial real estate. Income is generally not taxed at the corporate level, but passed through to shareholders. Such tax requirements limit a REIT’s ability to respond to changes in the commercial real estate market. Distributions to shareholders may be taxable.

FOREIGN SECURITIES

Foreign securities are securities of issuers based outside the United States. The Funds consider an issuer to be based outside the United States if:

»	its principal office is located in another country; or

»	the principal trading market for its securities is in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

ADRs and Domestically Traded Securities of Foreign Issuers

American Depositary Receipts (“ADRs”), which are traded in United States markets, represent interests in underlying securities issued by a foreign company and not traded in the United States. ADRs provide a way to buy shares of foreign based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. Depository receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing. A Fund may also invest in securities issued directly by foreign companies and traded in U.S. Dollars in United States markets.

FIXED-INCOME SECURITIES

Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Fixed-income securities provide more regular income than equity securities. However, the returns on fixed-income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed-income securities as compared to equity securities.

A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes different types of fixed-income securities.

Treasury Securities

Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

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Agency Securities

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (“GSE”) acting under federal authority. Some GSE securities are supported by the full faith and credit of the United States. These include the Government National Mortgage Association (“Ginnie Mae”), Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer’s Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation and Washington Metropolitan Area Transit Authority Bonds. Investors generally regard agency securities as having low credit risks, but not as low as Treasury securities.

Other GSE securities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”) and Tennessee Valley Authority in support of such obligations.

Since 2008, Fannie Mae and Freddie Mac have operated under a conservatorship administered by the Federal Housing Finance Agency (“FHFA”).

A few GSE securities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. These include the Farm Credit System, Financing Corporation and Resolution Funding Corporation.

A Fund treats mortgage-backed securities guaranteed by a GSE as if it was issued or guaranteed by a federal agency.

Although such a guarantee protects against credit risks, it does not eliminate it entirely or reduce market prepayment, or other risks.

Corporate Debt Securities

Corporate debt securities are fixed-income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

Mortgage-backed securities come in a variety of forms. Many have extremely complicated terms. The simplest mortgage-backed securities are pass-through certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments on to the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all interest payments and principal pre-payments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.

Mortgage-backed securities are most commonly issued or guaranteed by the U.S. Government (or one of its agencies or instrumentalities), but also may be issued or guaranteed by private entities.

Collateralized Mortgage Obligations (“CMO”)

CMOs, including interests in real estate mortgage investment conduits (“REMIC”), allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage-backed securities. This creates different prepayment, credit, and interest rate risks for each CMO class. The degree of increased or decreased prepayment risks depends upon the structure of the CMOs. However, the actual returns on any type of mortgage-backed security depend upon the performance of the underlying pool of mortgages, which no one can predict, and will vary among pools.

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CMOs may allocate interest payments to interest only (“IO”) class and principal payments to principal only (“PO”) classes. POs increase in value when prepayment rates increase. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate less interest payments. However, IOs tend to increase in value when interest rates rise (and prepayments decrease), making IOs a useful hedge against interest rate risks.

Asset-Backed Securities

Asset-backed securities are payable from pools of obligations other than mortgages. Most asset-backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed-income assets (including other fixed-income securities) may be used to create an asset-backed security. Asset-backed securities may take the form of commercial paper, notes, or pass through certificates. Asset-backed securities may have credit, interest rate, and prepayment risks. Like CMOs, asset-backed securities may be structured like IOs and POs or even more complex products.

To Be Announced Securities (“TBAs”) (A type of Delayed Delivery Transaction)

As with other delayed delivery transactions, a seller agrees to deliver a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms. For example, in a TBA mortgage-backed transaction, the Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it issues the security. TBA mortgage-backed securities increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Fund.

TAX-EXEMPT SECURITIES

Tax-exempt securities are fixed-income securities that, in the opinion of bond counsel to the issuer or on the basis of another authority believed by the Adviser to be reliable, pay interest that is not subject to regular federal income taxes. Typically, states, counties, cities and other political subdivisions and authorities issue tax-exempt securities known as “Municipal Securities.” The market categorizes tax-exempt securities by their source of repayment.

General Obligation Bonds

General obligation bonds are supported by the issuer’s power to exact property or other taxes. The issuer must impose and collect taxes sufficient to pay principal and interest on the bonds. However, the issuer’s authority to impose additional taxes may be limited by its charter or state law.

Special Revenue Bonds

Special revenue bonds are payable solely from specific revenues received by the issuer such as specific taxes, assessments, tolls, or fees. Bondholders may not collect from the municipality’s general taxes or revenues. For example, a municipality may issue bonds to build a toll road, and pledge the tolls to repay the bonds. Therefore, a shortfall in the tolls normally would result in a default on the bonds, or in certain cases, may result in a reduction in payments received in respect of the books.

OPTION CONTRACTS (A TYPE OF DERIVATIVE)

Option contracts (also called “options”) are rights to buy or sell a security for a specified price (the “exercise price”) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. Options may be bought or sold on a wide variety of securities. The Fund may buy call options which gives the holder (buyer) the right to buy the security from the seller (writer) of the option. The Fund may also write call options on a securities in order to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the security. If the Fund writes a call option on a security that it owns and that call option is exercised, the Fund foregoes any possible profit from an increase in the market price of the security over the exercise price plus the premium received. The Fund also may purchase, by paying a premium, put options on a security in anticipation of a decrease in the value of the security.

CREDIT ENHANCED SECURITIES

Credit enhancement consists of an arrangement in which a company or municipality agrees to pay amounts due on a corporate or tax-exempt fixed-income security if the issuer defaults. In some cases the company or municipality providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

TAXABLE MUNICIPAL SECURITIES

Although many Municipal Securities are exempt from federal income tax, the Funds may invest in taxable municipal securities, such as Build America Bonds. Build America Bonds are taxable bonds issued by state and local governments to fund capital projects for which they otherwise

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could issue tax-exempt bonds. Issuers of these bonds receive a direct federal subsidy payment for a portion of their borrowing costs equal to 35 percent of the coupon interest paid to investors.

TAX INCREMENT FINANCING BONDS

Tax increment financing (TIF) bonds are payable from increases in taxes or other revenues attributable to projects within the TIF district. For example, a municipality may issue TIF bonds to redevelop a commercial area. The TIF bonds would be payable solely from any increase in sales taxes collected from the merchants in the area. The bonds could fail to pay principal or interest if merchants’ sales, and related tax collections, failed to increase as anticipated.

SPECIAL TRANSACTIONS

Investing in Securities of Other Investment Companies

The Funds may invest its assets in securities of other investment companies, including the securities of money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would be borne indirectly by the Funds shareholders in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the additional fees and/or expenses. The Funds may invest in money market securities directly.

Exchange-Traded Funds

Certain of the Funds may also invest in ETFs. As with traditional mutual funds, ETFs generally charge asset-based fees, although these fees tend to be relatively low. ETFs are generally traded on a stock exchange. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares. Investments in shares of ETFs or other investment companies are subject to the risks of owning the securities underlying the ETF, as well as the same structural risks faced by an investor purchasing shares of such underlying ETFs, including authorized participant concentration risk, market maker risk, premium/discount risk and trading issues risk. Investing in ETFs may result in higher fees and expenses for a Fund, because the Fund and its shareholders bear a pro rata share of the ETF’s fees and expenses. To the extent the Fund invests in the Underlying Funds, the Fund’s investment performance and risks are likely to be directly related to those of the underlying ETF.

INVESTMENT RATINGS FOR INVESTMENT-GRADE SECURITIES

The Adviser will determine whether a security is investment-grade based upon the credit ratings given by one or more nationally recognized statistical rating organization or NRSRO. For example, Standard and Poor’s, a rating service, assigns ratings to investment-grade securities (AAA, AA, A, and BBB) based on their assessment of the issuer’s ability to pay interest or principal when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, a Fund must rely entirely upon the Adviser’s credit assessment that the security is comparable to investment-grade.

WHAT ARE THE SPECIFIC RISKS OF INVESTING IN THE FUNDS?

The principal risks of investing in the Funds are described below. Additional risks applicable to the Funds are described in the Funds’ SAI, which is available upon request.

Risks	Small Company Fund	Large Company Fund	Balanced Fund	Government Bond Fund	West Virginia Municipal Bond Fund	Tactical Opportunity Fund
Stock Market Risks	X	X	X			X
Credit Risks			X	X	X	X
Interest Rate Risks			X	X	X	X
Risks Related to Investing for Value			X			X

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Risks	Small Company Fund	Large Company Fund	Balanced Fund	Government Bond Fund	West Virginia Municipal Bond Fund	Tactical Opportunity Fund
Risks Related to Investing for Growth	X	X	X			X
Risks Related to Company Size	X		X			X
Risks Related to Complex CMOs			X	X		X
Call Risks			X	X	X	X
Prepayment Risks			X	X		X
Liquidity Risks	X	X	X	X	X	X
Credit Enhancement Risks			X		X	X
Sector Risks	X	X	X		X	X
Risks of Foreign Investing	X	X	X			X
Risks of Emerging Markets	X	X	X			X
Currency Risks	X	X	X			X
Tax Risks					X
Diversification Risks					X
Exchange-Traded Funds Risks	X	X	X			X
Risks of Investing in ADRs and Domestically Traded Securities of Foreign Issuers	X	X	X			X
West Virginia Sector Risks					X
Manager Risk	X	X	X	X	X	X
Market Risk	X	X	X	X	X	X
Risks of Investing in Derivative Contracts and Hybrid Instruments		X	X			X
Commodity Risk						X
Risk of Investing in Real Estate Investment Trust (REITs)	X	X	X			X
High Portfolio Turnover Risk						X

STOCK MARKET RISKS

»	The value of equity securities will rise and fall, and these fluctuations could be a sustained trend or a drastic movement. The portfolio of a

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More About the Funds’ Investment Strategies and Risks

Fund investing in equity securities will reflect changes in prices of individual stocks held in the Fund portfolio or general changes in stock valuations. Consequently, the Fund’s share price may decline.

»	The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company’s equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

CREDIT RISKS

»	Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, a Fund will lose money.

»	Many fixed-income securities receive credit ratings from services such as S&P’s and Moody’s. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, a Fund must rely entirely upon the Adviser’s credit assessment.

»	Fixed-income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a fixed income security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

»	Credit risk includes the possibility that a party to a transaction (such as a repurchase agreement) involving a Fund will fail to meet its obligations. This could cause a Fund to lose the benefit of the transaction or prevent a Fund from selling or buying other securities to implement its investment strategy.

INTEREST RATE RISKS

»	Prices of fixed-income securities rise and fall in response to changes in interest rates. Generally, when interest rates rise, prices of fixed-income securities fall. The opposite is true when interest rates decline. However, market factors, such as the lack of demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.

»	Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

RISKS RELATED TO INVESTING FOR VALUE

»	Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development, or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.

RISKS RELATED TO INVESTING FOR GROWTH

»	Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

RISKS RELATED TO COMPANY SIZE

»	Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.

»	Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than larger, well capitalized companies.

RISKS RELATED TO COMPLEX CMOS

»	CMOs with complex or highly variable prepayment terms, such as companion classes, IOs, POs, Inverse Floaters and residuals, generally entail greater market, prepayment and liquidity risks than other mortgage-backed securities. For example, their prices are more volatile and their trading market may be more limited.

CALL RISKS

»	Call risk is the possibility that an issuer may redeem a fixed-income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price.

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More About the Funds’ Investment Strategies and Risks

»	If a fixed-income security is called, a Fund may have to reinvest the proceeds in other fixed-income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

PREPAYMENT RISKS

»	Generally, homeowners have the option to prepay their mortgages at any time without penalty. Homeowners frequently refinance high interest rate mortgages when mortgage rates fall. This results in the prepayment of mortgage-backed securities with higher interest rates. Conversely, prepayments due to refinancing decrease when mortgage rates increase. This extends the life of mortgage-backed securities with lower interest rates. As a result, increases in prepayments of high interest rate mortgage-backed securities, or decreases in prepayments of lower interest rate mortgage-backed securities, may reduce their yield and price. This relationship between interest rates and mortgage prepayments makes the price of mortgage-backed securities more volatile than most other types of fixed-income securities with comparable credit risks.

LIQUIDITY RISKS

»	These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.

»	Liquidity risk also refers to the possibility that a Fund may not be able to sell a security or close out an investment when it wants to or make it more difficult to sell or buy a security at a favorable price or time. If this happens, a Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

»	Trading opportunities are more limited for fixed-income securities that have not received any credit ratings, have received ratings below investment-grade, have CMOs with complex terms or are not widely held.

CREDIT ENHANCEMENT RISKS

»	The securities in which the Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit or bond insurance). If the credit quality of the credit enhancement provider (for example, a bank or bond insurer) is downgraded, the rating on a security credit enhanced by such credit enhancement provider also may be downgraded. Having multiple securities credit enhanced by the same credit enhancement provider will increase the adverse effects on the Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect the Fund.

SECTOR RISKS

»	Companies in similar industries may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of a Fund’s portfolio holdings to a particular sector, a Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

RISKS OF FOREIGN INVESTING

»	Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

»	Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than United States companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent a Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

»	Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of a Fund’s investments.

»	Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. For example, their prices may be significantly more volatile than prices in developed countries. Emerging market economies may also experience more severe downturns (with corresponding currency devaluations) than developed economies. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.

RISKS OF EMERGING MARKETS

»	Investments in emerging markets are subject to all the risks associated with foreign investing, however, these risks may be magnified in emerging markets.

»	Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation,

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More About the Funds’ Investment Strategies and Risks

confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies. Generally, countries are considered emerging markets if they are included in any one of the MSCI emerging markets indices.

CURRENCY RISKS

»	Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S.

TAX RISKS

»	In order to pay interest that is exempt from federal regular income tax, tax-exempt securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable.

»	Changes or proposed changes in federal or state tax laws may cause the prices of tax-exempt securities to fall and/or may affect the tax-exempt status of the securities in which the Fund invests.

DIVERSIFICATION RISKS

»	Compared to diversified mutual funds, a non-diversified fund may invest a higher percentage of its assets among fewer issuers of portfolio securities. This increases the West Virginia Municipal Bond Fund’s risk by magnifying the impact (positively or negatively) that any one issuer has on the West Virginia Municipal Bond Fund’s share price and performance.

RISKS OF INVESTING IN EXCHANGE-TRADED FUNDS

»	An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and a Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF’s shares may trade above or below the market value of the securities in the ETF’s portfolio; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

»	Investing in ETFs may result in higher fees and expenses for a Fund, because the Fund and its shareholders will bear a pro rata portion of the ETF’s fees and expenses. To the extent a Fund invests in the Underlying Funds, the Fund’s investment performance and risks are likely to be directly related to those of the underlying ETF.

RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS

»	The Funds’ exposure to derivative contracts and hybrid instruments, either directly or indirectly through another investment company, may involve risks different from or possibly greater than the risk associated with investing directly in a security instead of the derivative. Risks include: 1) the value of the derivative may not correlate with the value of the underlying security or may correlate inversely; 2) any potential risk reduction may be offset with gain limitations; 3) derivatives may be difficult to price, thus involving additional payments by the Funds; 4) possible adverse tax consequences; and 5) other risks, such as but not limited to, stock market, interest rate, credit, currency, liquidity, and leverage risks.

RISKS OF INVESTING IN ADRS AND DOMESTICALLY TRADED SECURITIES OF FOREIGN ISSUERS

»	Because the Fund may invest in ADRs and other domestically traded securities of foreign companies, the Fund’s share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.

WEST VIRGINIA SECTOR RISKS

»	Because the West Virginia Municipal Bond Fund invests primarily in issuers from a single state, the Fund may be subject to additional risks compared to funds that invest in multiple states. West Virginia’s economy is heavily dependent upon certain industries, such as coal mining, natural gas, manufacturing and tourism. Any downturn in these and other industries may adversely affect the economy of the state. See the Funds’ Statement of Additional Information (SAI) for more information on West Virginia Sector Risk.

COMMODITY RISK

»	Because a Fund may invest in instruments (including ETFs) whose performance is linked to the price of an underlying Commodity (including precious metals such as gold) or commodity index, the Fund may be subject to the risks of investing in physical commodities. These types of risks include regulatory, economic and political developments, weather events and natural disasters, pestilence, market disruptions and the fact that commodity prices may have greater volatility than investments in traditional securities.

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More About the Funds’ Investment Strategies and Risks

»	A Fund’s investment in commodities could cause the Fund to fail to qualify as a regulated investment company (RIC) under Subchapter M of the Internal Revenue Code. It is the intent of the Fund to maintain its RIC status, and as such, the Fund will seek to manage its investment in commodities in an effort to continue to qualify as a RIC. However, there are no assurances it will be successful in doing so.

MANAGER RISK

»	The Fund is actively managed and the investment techniques and security selection used by the Fund’s managers may not produce the desired results and may cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

REAL ESTATE INVESTMENT TRUST (REITs)

»	Investments in REITs are subject to many of the same risks as direct investments in real estate. Generally, a REIT’s performance depends on the types and locations of the properties it owns and on how well the REIT manages its properties. The value of a REIT may also be affected by changes in interest rates. Rising interest rates could cause the value of an equity REIT to decline. Additionally, a REIT may fail to qualify for tax-exempt status under the IRC.

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Shareholder Information

WHAT DO SHARES COST?

You can purchase, redeem, or exchange Shares any day the New York Stock Exchange (“NYSE”) and Federal Reserve wire system are open. When a Fund receives your transaction request in proper form, (as described in this prospectus), it is processed at the next determined net asset value (“NAV”). From time to time a Fund may purchase fixed income or foreign securities that trade in foreign markets on days the NYSE is closed. The value of a Fund’s assets may change on days you cannot purchase or redeem Shares. NAV is determined at the end of regular trading (normally 4:00 p.m. Eastern time) each day the NYSE is open.

The Funds generally value equity securities according to the last sale price in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market). The Funds generally value fixed-income securities according to the mean between bid and asked prices as furnished by an independent pricing service, except that fixed-income securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost. For other fixed-income securities, prices furnished by an independent pricing service are intended to be indicative of the mean between the bid and asked prices currently offered to institutional investors for the securities.

Where a last sale price or market quotation for a portfolio security is not readily available, and no independent pricing service furnishes a price, the value of the security used in computing NAV is its fair value as determined in good faith under procedures approved by the Funds’ Board of Trustees (the Board). Pursuant to such procedures and Rule 2a-5 under the Investment Company Act of 1940, as amended, the Board has designated the Adviser as the Funds’ valuation designee to perform the fair value determinations for securities and other assets held by the Funds. The Adviser, acting through its “Valuation Committee,” is responsible for determining the fair value of investments for which market quotations are not readily available. The Valuation Committee is subject to Board oversight and certain reporting and other requirements intended to provide the Board the information it needs to oversee the Adviser’s fair value determinations. The Funds may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Funds’ Adviser determines that the quotation or price for a portfolio security provided by a dealer or independent pricing service is inaccurate.

Fair valuation procedures are also used where a significant event affecting the value of a portfolio security is determined to have occurred between the time as of which the price of the portfolio security is determined and the NYSE closing time as of which a Fund’s NAV is computed. An event is considered significant if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Significant events include significant general securities market movements occurring between the time as of which the price of the portfolio security is determined and the close of trading on the NYSE. For domestic fixed-income securities, such events may occur where the cut-off time for the market information used by the independent pricing service is earlier than the end of regular trading on the NYSE. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating a Fund’s NAV in advance of the time as of which NAV is calculated.

In some cases, events affecting the issuer of a portfolio security may be considered significant events. Announcements concerning earnings, acquisitions, new products, management changes, litigation developments, a strike or natural disaster affecting the company’s operations or regulatory changes or market developments affecting the issuer’s industry occurring between the time as of which the price of the portfolio security is determined and the close of trading on the NYSE are examples of potentially significant events. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations.

Initial and Subsequent Investment Minimums

The required minimum initial investment in each Fund is $1,000, unless the investment is in an Individual Retirement Account, in which case the minimum initial investment is $500. Subsequent investments in each Fund must be in amounts of at least $100. A Fund may waive these minimums from time to time. Investment minimums are waived for employees of WesBanco.

An institutional investor’s minimum investment is calculated by combining all accounts it maintains with the Trust. Accounts established through investment professionals may be subject to a smaller minimum investment amount. Keep in mind that investment professionals may charge you fees for their services in connection with your Share transactions.

>> 50	May 1, 2026 >> Prospectus

Shareholder Information

HOW ARE THE FUNDS SOLD?

The Funds distributor, Ultimus Fund Distributors, LLC (“Distributor”) is the principal underwriter and distributor of the Shares described in this prospectus. Under the Distributor’s contract with the Trust, the Distributor offers Shares on a continuous, best-efforts basis.

Shares of the Funds are not qualified or registered for sale in all states or jurisdictions. Prospective investors should inquire as to whether shares of a particular Fund are available for offer and sale in their state of residence. Shares of the Funds may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available. Also, Shares of the Funds have not been registered for sale outside the United States. The Funds do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents.

See the WesMark Funds website located at www.wesmarkfunds.com, for further information on the states and jurisdictions where the shares of the Funds are registered.

The Funds and their affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third party administrators) whose customers are shareholders of the Fund.

Service Fees

The Funds may pay fees not to exceed 0.25% of average daily net assets (Service Fees) to investment professionals, financial intermediaries, including WesBanco Bank, Inc, for providing certain non-distribution related services to shareholders. These shareholder services can include, but are not limited to: (i) responding to customer inquiries regarding, among other things, share prices, account balances, dividend amounts and dividend payment dates; (ii) processing transactions including purchase, redemptions, and exchanges; (iii) establishing new customer accounts; (iv) maintaining separate accounts and records with respect to the Funds for each underlying customer; (v) reconciling amounts posted to each applicable customer account with the amount recorded for the account on the applicable Fund’s records; (vi) providing, upon request or pursuant to a schedule agreed to between the parties, a summary of the number of underlying customer accounts by Fund maintained by intermediary in connection with the applicable shareholder services agreement; (vii) maintaining files, i.e., processing change of addresses, adding/changing wiring instructions or systematic investment/withdrawal plans; (viii) maintaining and distributing current copies of prospectuses, shareholder reports, proxy statements and other required communications to current shareholders; (ix) responding to customers’ questions about the Funds and/or Classes; (x) preparing and transmitting to customers periodic consolidated account statements; (xi) distributing to customers dividends, capital gains or other payments authorized by each Fund; and (xii) providing other administrative services that the Funds reasonably may request, to the extent permitted by applicable statute, rule, or regulation.

Recordkeeping Fees

The Funds may pay Recordkeeping Fees on an average net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders.

Additional Payments to Financial Institutions

The Adviser or its affiliates may pay out of its own resources amounts (including items of material value) to certain financial institutions, such as broker-dealers, that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial institution or its employees or associated persons to recommend or sell Shares of the Funds to you. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Adviser. These payments are not reflected in the fees and expenses listed in the fee table section of the Funds’ prospectus because they are not paid by the Funds. These payments are negotiated and may be based on such factors as the number or value of Shares that the financial institution sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial institution. These payments may be in addition to payments made by the Funds to the financial institution under a Service Fee or Recordkeeping Fee arrangement. You can ask your financial institution for information about any payments it receives from the Adviser, Distributor or the Funds and any services provided. These payments can be made to affiliates of the Adviser, including WesBanco Securities, Inc.

HOW TO PURCHASE SHARES?

You may purchase Shares directly from the Funds by calling WesMark Funds Shareholder Services at 1-800-864-1013, through WesBanco Securities, Inc. or through an investment professional. Some types of accounts can be opened online at www.wesmarkfunds.com. The Funds reserve the right to reject any request to purchase or exchange Shares.

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Shareholder Information

Initial Purchase Methods

To open an account, you must submit a completed New Account Application in good order. Initial investments may be funded via federal funds wire transfer, Automated Clearing House (“ACH”), or check drawn on a U.S. financial institution. The Fund offers its shares at the NAV next determined after an order is received in good order on a Business Day. The Fund reserves the right to reject any purchase order or payment method at its sole discretion.

Purchase Requests in Good Order

A purchase request will be considered to be in “good order” only if it includes all of the following:

●	A completed and signed account application (for new accounts).

●	The exact dollar amount of the investment.

●	For existing accounts, the account number and the name(s) exactly as registered on the account.

●	Payment in U.S. dollars, payable to the Fund.

●	Any documentation reasonably required by the Fund or its transfer agent (the “Transfer Agent”) to verify the identity or authority of the purchaser, if applicable.

Requests that are incomplete, unclear, or submitted without the required documentation may be delayed or rejected. The Funds and their transfer agent are not responsible for delays or losses due to requests that are not received in good order.

Directly From a Fund

You can open an account and make an initial purchase of shares of the Funds directly from the Funds or through a financial intermediary that has established an agreement with the Funds’ Distributor. Not all Funds may be available for purchase in your state of residence or outside the United States. Please check with the Funds or your financial intermediary to ensure your eligibility to purchase a Fund.

To open an account and make an initial purchase directly with the Funds, you can mail a check or other negotiable bank draft payable to WesMark Funds in the minimum amounts described above, along with a completed and signed Account Application, to:

Via regular/express mail

WesMark Funds

c/o Ultimus Fund Solutions, LLC
P.O. Box 46707

Cincinnati, OH 45246

Via overnight mail

WesMark Funds c/o Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

To obtain an Account Application, call 1-800-864-1013 or download one from www.wesmarkfunds.com. A completed Account Application must include your valid taxpayer identification number. You may be subject to penalties if you falsify information with respect to your tax identification number.

Purchase by Wire:

If you wish to invest in the Funds by wire, please call the Funds at 1-800-864-1013 to obtain detailed wiring instructions and to notify the Funds that a wire transfer will be sent. The Funds will generally credit investments made by wire on the business day the funds are received by the Funds’ designated bank, provided they are received prior to the close of regular trading on the NYSE (typically 4:00 p.m. Eastern Time). Your bank may charge a fee for same-day wire transfers. The Funds are not responsible for any delays in the receipt of wired funds due to the actions of the transmitting or receiving bank, or the Federal Reserve wire system.

>> 52	May 1, 2026 >> Prospectus

Shareholder Information

Make your check payable to “WesMark Funds” and note your account number on the check (for existing shareholders only). To invest via Automated Clearing House (“ACH”), please contact the Funds at 1-800-864-1013 for instructions.

Payment for Shares and Good Funds Policy:

The Funds accept payment for shares by check, ACH transfer, or wire transfer. All purchase orders are subject to acceptance by the Funds and will be executed at the next NAV calculated after the order is received in good order.

Payments made by check or ACH may be subject to a collection period to ensure that funds have cleared and are received in “good funds.” The Funds and their Transfer Agent reserve the right to delay the disbursement of redemption or exchange proceeds from shares purchased by check or ACH for up to 10 business days (or longer, if necessary) to allow the payment to clear.

During this period, the proceeds of newly purchased shares are not available for redemption or exchange. This policy does not apply to purchases made by wire transfer, which are generally considered good funds upon receipt.

If a check or ACH payment does not clear, the purchase order will be cancelled, and the investor will be responsible for any resulting loss incurred by the Funds or their Transfer Agent, as well as any applicable fees.

ACH Purchases

Shareholders may purchase shares of the Funds through the ACH network from a U.S. domestic bank or other U.S. domestic financial institution. All payments must be made in U.S. dollars.

Initial and Subsequent Purchases by ACH

ACH may be used for both initial and subsequent investments. To establish ACH instructions, shareholders must provide the required banking information on the Account Application (or other documentation acceptable to the Funds or their transfer agent).

Bank Account Requirements

The designated bank account must be maintained at a U.S. domestic financial institution. The name(s) and registration on the bank account must exactly match the name(s) and registration on the Fund account. The bank account must be owned and controlled by the shareholder(s). ACH transfers initiated from a third-party bank account will not be accepted.

Right to Reject / Good Order

The Funds and their transfer agent reserve the right to reject any ACH purchase request that is not received in “good order.” A request is in “good order” when all required information, authorizations, and documentation have been received in proper form and are acceptable to the Funds or their transfer agent.

Payment should be made in U.S. dollars and drawn on a U.S. bank. A Fund may reject any purchase request involving a check that is not made payable to the WesMark Funds.

Unacceptable Forms of Payment

The Funds generally do not accept cash equivalents for the purchase of shares, including, but not limited to: cash, cashier’s checks, bank official checks, certified checks, bank money orders, third-party checks (except for properly endorsed IRA transfer and rollover checks), counter checks, starter checks, traveler’s checks, money orders, credit card checks, cryptocurrency, or payments drawn on non-U.S. financial institutions.

You will become the owner of shares and your shares will be priced at the next calculated NAV after a Fund receives your payment.

Returned Check/NSF Fee

If your check or electronic payment does not clear, you will be responsible for any loss or expense incurred by the Funds or their Transfer Agent, as well as any applicable fees. A fee will be charged to defray bank charges and processing costs associated with the returned payment. The Funds reserve the right to redeem shares from your account to cover any unpaid amounts.

After you have opened an account, you can make subsequent purchases of shares of the Funds through your financial intermediary or directly from the Funds. To purchase shares directly by mail, send your instruction and a check to the Funds at the address above.

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Shareholder Information

Internet and Online Transactions

Electronic Services and Online Account Transactions

The Funds, through their transfer agent, may make available to shareholders certain electronic services and online account access (“Online Services”) through their website (the “Website”). These Online Services may include, but are not limited to, the ability to establish certain new accounts, access account information, conduct transactions, and consent to the electronic delivery of Fund documents.

1. Eligibility for Online Account Establishment

Eligible investors may open certain new accounts online. To qualify, you must:

●	Be a U.S. person of legal age with a valid U.S. mailing address;

●	Provide a permanent U.S. street address (P.O. boxes are generally not accepted); and

●	Provide a valid Social Security Number or Taxpayer Identification Number.

This process also includes the option to consent for the electronic delivery or Fund documents. Paper delivery is the default method unless you affirmatively select this option. Certain account types, including but not limited to trusts, corporate accounts, and other entity accounts, are not eligible for online opening and must be established by submitting a completed application by mail. Use of all Online Services is subject to your acceptance of the terms and conditions of the online user agreement, which may be amended from time to time.

2. Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents. If we are unable to verify your identity as required, we reserve the right to reject your application, restrict, or close your account.

3. Online Transactions

All online transaction requests are subject to the terms of this Prospectus. To receive the NAV for the current business day, transaction requests must be received in good order by the Funds (or their authorized agent) prior to the close of the NYSE (typically 4:00 PM Eastern Time). Requests received after this time will receive the next business day’s NAV.

● Purchases: Initial and subsequent purchases may be made online via ACH. Please be advised that proceeds from the redemption of shares recently purchased by ACH may be held for up to 10 business days to ensure the purchase has cleared.

● Redemptions: For risk management purposes, online redemptions are generally limited $100,000 per account, per day. This limit may be lower if your Fund requires a Medallion Signature Guarantee (MSG) at a threshold below this amount, as the most restrictive limit will apply. All redemption requests exceeding your applicable online limit must be submitted in writing and must include a valid MSG if required.

4. Limitation of Liability

Your use of the Funds’ Online Services is at your own risk. The Funds and their service providers (including the Transfer Agent) cannot guarantee the security or uninterrupted availability of the Website. Access may be delayed, limited, or unavailable for reasons including, but not limited to, periods of peak demand, market volatility, systems maintenance, or failures of hardware, software, or network connections.

It is your responsibility to maintain an alternative method for placing transactions (such as by telephone or mail). Neither the Funds, their transfer agent, distributor, nor its affiliates will be held liable for any losses, damages, costs, or expenses arising from any delay, error, or failure to process your transaction request, or for any unauthorized access to your account, due to system unavailability, technical failures, security breaches, or any other cause or circumstance beyond the reasonable control of the Funds or their agents.

Automatic Investment Plan

Shareholders may purchase shares through an Automatic Investment Plan (“AIP”), which provides for regular, periodic purchases in accordance with the shareholder’s instructions and the transfer agent’s procedures. With the shareholder’s authorization, the transfer agent

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will process AIP purchases in the amount and frequency selected by the shareholder. There is no minimum investment amount required to participate in the AIP. Shareholders may change or terminate AIP instructions at any time by contacting the transfer agent. Only bank accounts maintained at U.S. financial institutions may be used. The Funds and/or the transfer agent may modify, suspend, or terminate the AIP at any time.

Exchange

You may exchange shares of a Fund for shares of another Fund. Exchanges may be made by sending a written request to the Fund or by calling 1-800-864-1013. Please note that an exchange is treated as a sale of shares for federal income tax purposes. To exchange shares, the registration of the two accounts must be identical. If the registrations are not identical, you must provide a written exchange request with your signature(s) guaranteed. The Funds reserve the right to reject any exchange request or to modify or terminate the exchange privilege upon 60 days’ written notice to shareholders.

Retirement Investments

You may purchase shares as retirement investments (such as qualified plans and IRAs or transfer or rollover of assets). Call the Funds or your investment professional for information on retirement investments. Applications for traditional IRAs and Roth IRAs may be printed from the Funds’ website at www.wesmarkfunds.com. We suggest that you discuss retirement investments with your tax adviser. Retirement accounts may be subject to an annual administrative fee.

Through WesBanco Securities, Inc. (WSI)

Shares can be purchased through WSI, by visiting a WSI investment professional or by calling 1-800-368-3369. Once you have established your account with WSI, you may submit your purchase order to a WSI investment professional before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the investment professional forwards the order to a Fund on the same day and a Fund receives payment by settlement date. You will become the owner of Shares at the next calculated NAV after the Fund receives your payment.

WSI is an affiliate of the Adviser as they are under common control by WesBanco, Inc. WSI has entered into a selling agreement with the Distributor to transact business in the Funds.

Through an Investment Professional or Brokerage Account

You may purchases shares through an investment professional or brokerage account by submitting your purchase order to the investment professional before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the investment professional forwards the order to the Fund on the same day and the Fund receives payment by settlement date. You will become the owner of Shares at the next calculated NAV after the Fund receives your payment.

Investment professionals should be party to a selling agreement with the Distributor. Contact a Shareholder Service Representative for instructions at 1-800-864-1013.

HOW TO REDEEM AND EXCHANGE SHARES

You may redeem or exchange shares directly from a Fund or through your investment professional.

Redemption Request in Good Order

A redemption request will be considered to be in “good order” only if it includes all of the following:

●	The name of the Fund and the account number

●	The exact dollar amount or number of shares to be redeemed

●	The name(s) of the registered account owner(s), exactly as they appear on the account

●	Signature(s) of all registered owner(s)

●	Any required signature guarantee or medallion signature guarantee, if applicable

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●	Any documentation reasonably required by the Funds or their transfer agent to verify the identity or authority of the person(s) requesting the redemption

Redemption requests that are incomplete, unclear, unsigned, or submitted without the required documentation or signature guarantees may be delayed or rejected. The Funds and their transfer agent are not responsible for processing delays or losses resulting from requests not received in good order.

Redeem Directly From a Fund

By Telephone

You may purchase, exchange, or redeem Fund shares by calling 1-800-864-1013. Telephone transaction privileges are automatically available for new accounts unless you decline them on your account application or later revoke them by written instruction to the Funds or their Transfer Agent.

Telephone instructions, if received in good order before the applicable cut-off time, will be processed at the Fund’s next determined NAV. Redemption proceeds will be sent promptly to your address of record by check or to your bank account of record by ACH or wire transfer. Telephone redemptions are generally limited to $10,000 per account. Requests for amounts above this limit must be submitted in writing and may include a Medallion Signature Guarantee.

During periods of heavy market activity or other unusual conditions, you may experience difficulty reaching the Funds or their Transfer Agent. Please allow additional time to place your transaction. The Funds or their Transfer Agent will not be held liable for any loss if you are unable to reach them to place a telephone transaction.

The Funds and their Transfer Agent use reasonable procedures to verify the authenticity of telephone instructions. These may include requiring an account number, a personal identification number (“PIN”) if applicable, recording of calls, and/or written confirmations. If these procedures are followed, neither the Funds nor their Transfer Agent will be responsible for any loss, liability, cost, or expense arising from unauthorized or fraudulent telephone instructions.

If you own an IRA, you will be asked to make an election regarding federal and applicable state income tax withholding at the time of a redemption.

For your protection, telephone redemptions may be restricted for 30 days following a change of address or banking information. The Funds may also require a signature guarantee or other documentation for certain transactions.

The Funds reserve the right to modify, suspend, or terminate the telephone transaction privilege at any time, with or without notice.

By Mail

You may redeem or exchange shares by mailing a written request to a Fund. You will receive a redemption amount based on the next calculated NAV after a Fund receives your written request in proper form.

Send requests by mail to:

Via regular/express mail

WesMark Funds c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, OH 45246

Via overnight mail

WesMark Funds c/o Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

All requests must include:

»	Fund Name, account number and account registration;

»	Amount to be redeemed or exchanged;

»	Signatures of all shareholders exactly as registered; and

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»	If exchanging, the Fund Name, account number and account registration into which you are exchanging.

Call the Fund or your investment professional if you need special instructions.

Via Internet

You may also redeem your shares via the Internet. To do so, you must have selected this option on your Account Application. Redemption proceeds will be sent to the address of record on the account or may be sent via ACH to the bank of record on the account. If you have questions or problems accessing your account, contact the Funds at 1-800-864-1013.

Through WesBanco Securities, Inc. (WSI)

Shares can be redeemed or exchanged through WSI by visiting a WSI investment professional or by calling 1-800-368-3369. Once you have established your account with WSI, you may submit your redemption or exchange order to a WSI investment professional before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after a Fund receives the order from the investment professional.

Through an Investment Professional or Brokerage Account

Submit your redemption or exchange request to your investment professional or through your brokerage account by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after a Fund receives the order from your investment professional. Keep in mind that investment professionals may charge you fees for their services in connection with your share transactions.

Medallion Signature Guarantee Requirements

To protect shareholders and the Funds from potential fraud, the Funds and/or their Transfer Agent may require a signature guarantee, including a Medallion Signature Guarantee (“MSG”), in certain circumstances. An MSG is a stamped certification from an eligible guarantor institution that verifies the authenticity of a signature and the authority and capacity of the person signing.

The Funds and/or the Transfer Agent may require an MSG in situations including, but not limited to, the following:

●	The redemption amount exceeds $100,00 (or such other threshold as may be established by the Funds and/or the Transfer Agent);

●	Proceeds are requested to be mailed to an address or sent to a bank account that was changed or added within the past 30 calendar days;

●	Proceeds are requested to be made payable to a person or entity other than the registered account owner;

●	Proceeds are requested to be sent to a financial institution account that is not in the shareholder’s name;

●	The account registration or ownership is being changed;

●	Instructions are submitted by mail with alternate delivery instructions, special handling, or other non-standard processing; or

●	Any other circumstance in which the Funds or the Transfer Agent reasonably determines that additional documentation or verification is appropriate.

An MSG must be obtained from an eligible guarantor institution that participates in a recognized Medallion Signature Guarantee program (STAMP, SEMP, or MSP). These institutions typically include banks, savings associations, credit unions, and broker-dealers. A notary seal is not an acceptable substitute for an MSG.

Shareholders should contact the Transfer Agent in advance if they are unsure whether an MSG will be required. The Fund and/or the Transfer Agent reserves the right, in its discretion, to waive or require an MSG and to reject any signature guarantee that it deems unacceptable.

Customer Identification Program (CIP) and Anti-Money Laundering (AML) Disclosure

Important Information About Procedures for Opening a New Account

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

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What this means for you: When you open an account, the Funds, the Investment Adviser, or their agents will ask for your name, physical address, date of birth (for individuals), and other information, such as your Social Security or Taxpayer Identification Number (TIN), that will allow us to identify you. For legal entities, we will require documentation verifying the legal existence of the entity and identifying its beneficial owners. We may also ask to see a driver’s license, passport, or other identifying documents.

Verification Process: The Funds and the Investment Adviser reserve the right to:

●	(i) Refuse to open an account or delay the processing of a purchase order if the required information is not provided;

●	(ii) Close an account or restrict transactions if identity cannot be verified within a reasonable timeframe; or

●	(iii) Take any other action required by law, including “freezing” an account or its assets.

If an account is closed because identity cannot be verified, shares will be redeemed at the next calculated NAV following the closure. The Funds, the Investment Adviser, and their agents shall not be liable for any loss, including market fluctuations, resulting from delays or account closures due to this verification process.

PAYMENT METHODS FOR REDEMPTIONS

Under normal market conditions, the Funds generally meet redemption requests through their holdings of cash or cash equivalents or by selling portfolio securities. However, the Funds reserve the right to honor certain redemptions with securities, rather than cash (e.g., a redemption-in-kind). The fund is more likely to use a redemption-in-kind to meet large redemption requests or during times of market stress.

Redemption Proceeds: Redemption proceeds are typically sent on the next business day after a request is received in good order. As permitted by federal law, the Funds may delay payment for up to seven calendar days. The Funds also reserve the right to delay payment for shares recently purchased by check or via ACH until the payment has cleared, which may take up to 10 business days (or longer, if necessary). Proceeds are generally paid by check, wire transfer, or ACH, as elected by the shareholder.

Suspension of Redemptions: The right of redemption may be suspended or the date of payment postponed: (a) when trading on the NYSE is restricted, as determined by applicable rules and regulations of the SEC; (b) when the NYSE is closed for other than customary weekend and holiday closings; (c) when the SEC has by order permitted such suspension; or (d) during an emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Funds to dispose of securities or to determine the value of their net assets.

Uncashed Checks: You will not accrue interest or dividends on uncashed redemption checks from a Fund, including checks that are undeliverable and returned to the Fund.

REDEMPTIONS FROM RETIREMENT ACCOUNTS

If your redemption is to be sent to an address other than the address on record (or to a recently changed address) or the payment is to be made to an alternate payee, the redemption request must be Signature Guaranteed. A notary cannot provide a Signature Guarantee.

FEDERAL AND STATE INCOME TAX WITHHOLDING (IRAS AND OTHER RETIREMENT ACCOUNTS)

Distributions from IRAs and other retirement accounts may be subject to federal income tax withholding and, where applicable, state income tax withholding. Federal income tax generally will be withheld from IRA distributions unless you elect otherwise on the applicable request form. If you do not make a withholding election, withholding will be applied in accordance with applicable law and IRS rules. State income tax withholding may also apply depending on your state of residence and applicable state law. Withholding is not a determination of your actual tax liability.

The Fund is not responsible for losses or fees resulting from posting delays or non-receipt of redemption payments at your bank when shareholder payment instructions are followed.

WIRE FEE

A fee of $15 will be charged for each wire transfer of redemption proceeds. This fee will be deducted directly from your account and is subject to change without notice. Your bank or any intermediary institution may also charge a separate fee for receiving the wire. The Fund and its transfer agent are not responsible for any delays or additional fees imposed by the receiving bank or any intermediary institution.

EXCHANGE PRIVILEGES

Shares of the Funds may be exchanged for shares of another fund within the same fund family, provided the shares are of the same class and the

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accounts have identical registration. Exchanges will be effected at the next determined NAV of each Fund, without the imposition of an exchange fee, unless otherwise disclosed in the applicable prospectus. All exchanges are subject to the minimum initial and subsequent investment requirements of the receiving fund.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may disrupt portfolio management and increase expenses for all shareholders. The Funds and their Transfer Agent reserve the right to reject any exchange request, or to modify or terminate the exchange privilege, at any time and for any reason, including if the Fund, in its sole discretion, believes that a shareholder’s trading activity may be harmful to the Fund or its shareholders.

For U.S. federal income tax purposes, an exchange of shares constitutes a taxable transaction, and a gain or loss may be recognized. Shareholders should consult their tax advisors regarding the tax consequences of exchanges in their particular circumstances.

SYSTEMATIC WITHDRAWAL PROGRAM (“SWP”)

Shareholders may redeem shares through a Systematic Withdrawal Plam (“SWP”), which provides for regular, periodic redemptions in accordance with the shareholder’s instructions and the transfer agent’s procedures. With the shareholder’s authorization, the transfer agent will process SWP redemptions in the amount and frequency selected by the shareholder. Shareholders may change or terminate SWP instructions at any time by contacting the transfer agent. The Funds and/or the transfer agent may modify, suspend, or terminate the SWP at any time. Please note that this program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.

SYSTEMATIC EXCHANGE PROGRAM (“SEP”)

Shareholders may also elect to move a specific dollar amount or number of shares from one WesMark Fund to another on a regular, periodic basis. To establish a Systematic Exchange Plan (“SEP”), the account registrations must be identical. These transactions are treated as a redemption and subsequent purchase and are taxable events for federal income tax purposes. The Funds and/or the transfer agent reserve the right to modify, suspend, or terminate the SEP at any time.

ADDITIONAL CONDITIONS

ACCOUNT STATEMENTS AND TRANSACTION CONFIRMATIONS

You will receive periodic account statements summarizing all account activity, including purchases, redemptions, exchanges, and any reinvested dividends or capital gains. Additionally, a transaction confirmation will be sent for each financial transaction that occurs in your account, except for those taking place on a recurring basis, such as through an AIP or for dividend and capital gain distributions. For recurring transactions, the details will appear on your periodic account statement, serving as confirmation for such activity.

It is your responsibility to carefully review all transaction confirmations and account statements for accuracy immediately upon receipt. You must contact the Funds or their Transfer Agent in writing or by telephone promptly within 60 days of the date of the statement or confirmation that first reflects the disputed item. If you fail to provide timely notification within this 60-day period, you will be deemed to have ratified all account activity set forth therein, and the Funds and their agents will not be liable for any losses that may result from your failure to report the issue.

Returned Check/NSF Fee

If your check or electronic payment does not clear, you will be responsible for any loss or expense incurred by the Funds or their Transfer Agent, as well as any applicable fees. A $25 fee will be charged to defray bank charges and processing costs associated with the returned payment. The Funds reserve the right to redeem shares from your account to cover any unpaid amounts.

Online Account Access

Shareholders can opt to access their account information online. You may select this option on your account application or call 1-800-864-1013 to register. You can also set up online access through the Funds’ website at www.wesmarkfunds.com and select Account Login to establish a user ID and password. If you have questions, or problems accessing your account, contact the Funds at 1-800-864-1013.

Telephone Transactions

The Funds may record your telephone instructions. If a Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Share Certificates

The Funds do not issue share certificates.

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Lost Shareholders, Inactive Accounts and Unclaimed Property

Unclaimed property laws may require the Funds or their transfer agent to transfer the assets of accounts that are considered abandoned, inactive, or lost (due to returned mail) to the appropriate state authority. An account may be deemed unclaimed if the shareholder has not initiated any contact or transaction within a time period specified by applicable state law.

Before any transfer to the state is made, the Funds or their transfer agent will send a due diligence notice to the shareholder, if legislatively required.

In some cases, this process is referred to as escheatment, and shareholders may be required to reclaim the assets from the applicable state’s unclaimed property office. Some states may also require the liquidation of shares prior to escheatment, and shareholders may only be entitled to receive the cash value at the time of sale.

For retirement accounts, such escheatment may be treated as a taxable distribution, and federal and/or state income tax withholding may apply.

To help avoid escheatment, shareholders should maintain current contact information and periodically initiate contact with the Funds or their transfer agent. Examples of shareholder-initiated contact include written correspondence, telephone inquiries, or initiating a transaction in the account.

In accordance with Texas law, residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. A Texas Designation of Representative Form is available for making such an election.

ACCOUNT AND SHARE INFORMATION

CONFIRMATIONS AND ACCOUNT STATEMENTS

You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid. You may elect to receive your statements and other communications from the Funds electronically. Please see “eDelivery” below.

eDELIVERY

eDelivery allows you to receive your quarterly account statements, transaction confirmations, year-end tax information, and other important information concerning your investment in the Funds online. Select this option on your Account Application to receive email notifications when quarterly statements and confirmations are available for you to view via secure online access. You will also receive emails whenever a new prospectus, semi-annual or annual fund report is available. To establish eDelivery, call 1-800-864-1013 or visit www.wesmarkfunds.com. You should notify the Funds at 1-800-864-1013 of any change to your eDelivery preferences.

DIVIDENDS AND CAPITAL GAINS

Dividends, if any, are paid to all shareholders who own a Fund on the record date. The record date is the date on which a shareholder must officially own shares in order to be entitled to a dividend.

In addition, the Funds pay any capital gains, if any, at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional shares, unless you elect cash payments. If you purchase shares just before a Fund record date for a dividend or capital gain distribution, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in shares. Therefore, you should consider the tax implications of purchasing shares shortly before a Fund record date for a dividend or capital gain. Contact your investment professional or the Funds for information concerning when dividends and capital gains will be paid.

●	Expected Payout Frequency WesMark West Virginia Municipal Bond Fund: Dividends accrue daily and are paid monthly; Capital Gains are distributed annually.

●	WesMark Government Bond Fund: Dividends accrue daily and are paid monthly; Capital Gains are distributed annually.

●	WesMark Balanced Fund: Dividends are paid monthly; Capital Gains are distributed annually.

●	WesMark Large Company Fund: Dividends are paid quarterly; Capital Gains are distributed annually.

●	WesMark Small Company Fund: Dividends are paid quarterly; Capital Gains are distributed annually.

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●	WesMark Tactical Opportunity Fund: Dividends are paid quarterly; Capital Gains are distributed annually.

UNCASHED CHECKS AND AUTOMATIC DIVIDEND AND CAPITAL GAIN REINVESTMENT

If you elect to receive your dividend and capital gain distributions via check, ACH, or wire, and the distribution amount is $50 or less, then the amount will be automatically reinvested as additional shares into your account.

For non-retirement and non-educational accounts, any dividend and capital gain distributions sent by check which are not cashed within 180 days will be reinvested into your account at the current day’s NAV. When reinvested, those amounts are subject to market risk like any other investment.

Your distribution option will automatically be converted to having all dividends and capital gain distributions reinvested into your account as additional shares if any of the following occur:

»	Postal or other delivery service is unable to deliver mail or checks to the address of record thereby designating your account as “lost”;

»	Dividends and capital gain distribution are not cashed within 180 days; or

»	Bank account of record is no longer valid.

For non-retirement and non-educational accounts, redemption proceeds sent by check which are not cashed within 180 days will be reinvested into your account at the current day’s NAV. When reinvested, redemption proceeds are subject to market risk like any other investment

Under the Federal securities laws, the Funds are required to provide a notice to shareholders regarding the source of distributions made by a Fund if such distributions are from sources other than ordinary investment income determined according to Generally Accepted Accounting Principles (GAAP).

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, accounts may be closed if redemptions or exchanges cause the account balance to fall below $1,000 or $500 for IRA accounts. Before an account is closed, you will be notified and allowed at least 30 days to purchase additional Shares to meet the minimum.

Cost Basis Reporting

The Funds are required to report cost basis information to the IRS and to shareholders on Form 1099-B for redemptions of “covered shares,” which are generally shares acquired on or after January 1, 2012.

The Funds’ default cost basis calculation method is Average Cost. This method will be applied to your account unless you affirmatively elect a different IRS-accepted method, such as First-In, First-Out or Specific Share Identification. You may make this election for future transactions by providing written instructions, contacting Shareholder Services at 1-800-864-1013, or through your online account portal, where available.

Please note that, in accordance with IRS regulations, the cost basis method elected for the first redemption of covered shares cannot be changed after the settlement of the redemption. The cost basis method you select may have significant tax implications. The Funds are not authorized to provide tax advice. We strongly recommend you consult your tax advisor to determine which method is most suitable for your individual circumstances.

TAX INFORMATION

The Funds send an annual statement of your account activity to assist you in completing your federal, state and local tax returns. You can elect to receive your tax statement electronically. Please see “eDelivery” above.

Fund distributions of dividends and capital gains are ordinarily taxable to you whether paid in cash or reinvested in a Fund. However, the dividend income earned from the West Virginia Municipal Bond Fund generally remains free from federal income taxes and is often free from West Virginia state taxes. Dividends are taxable as ordinary income; capital gains are classified as long-term or short-term depending upon the length of time a Fund holds its assets. Consult your tax adviser for your specific tax liability.

Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state, and local tax liability.

FREQUENT TRADING POLICIES

Frequent or short-term trading into and out of a Fund can have adverse consequences for a Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading, in significant amounts, can disrupt a Fund’s investment strategies (e.g., by requiring the Fund to sell

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investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs, and affect the timing and amount of taxable gains distributed by a Fund.

The Funds’ Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Funds’ Shares. Trading in the Funds’ Shares is monitored in an effort to identify disruptive trading activity. Trades into and out of the Funds are monitored within a period of 30 days or less. If, based upon the monitoring, a shareholder is deemed to have engaged in potentially disruptive frequent or short term trading of the Funds’ shares, then the shareholder will receive a letter to that effect and may be precluded from making further purchases or exchanges of the Funds’ shares. No matter how the Fund defines its limits on frequent trading of the Funds Shares, other purchases and sales of the Funds’ Shares may have adverse effects on the management of a Fund’s portfolio and its performance.

It is anticipated that a significant number of shares of the WesMark Funds will be held by accounts established with WesBanco Trust and Investment Services (WTIS). Purchase and sale decisions in such accounts are primarily made by investment officers of WTIS. Such accounts will be monitored and any instances of disruptive frequent or short term trading will be researched and addressed with management of WTIS.

The Funds’ objective is that its restrictions on short-term trading should apply to all shareholders regardless of the number or type of accounts in which Shares are held. However, the Funds anticipate that limitations on their ability to identify trading activity to specific shareholders, including where shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

PORTFOLIO HOLDINGS INFORMATION

The disclosure policy of the Funds and the Adviser prohibits the disclosure of portfolio holdings information to any investor or intermediary before the same information is made available to other investors. Employees of the Adviser or its affiliates who have access to nonpublic information concerning the Funds’ portfolio holdings are prohibited from trading securities on the basis of this information. Such persons must report all personal securities trades and obtain pre-clearance for all personal securities trades other than certain short term and U.S. Government securities and mutual fund shares (other than the WesMark Funds).

Firms that provide administrative, custody, financial, accounting, legal, or other services to the Funds may receive nonpublic information about Funds’ portfolio holdings for purposes relating to their services. The Funds may also provide portfolio holdings information to publications that rate, rank, or otherwise categorize investment companies. Traders or portfolio managers may provide “interest” lists to facilitate portfolio trading if the list reflects only that subset of the portfolio for which the trader or portfolio manager is seeking market interest. A list of service providers, publications, and other third parties who may receive nonpublic portfolio holdings information appears in the SAI.

The furnishing of nonpublic portfolio holdings information to any third party (other than authorized governmental or regulatory personnel) requires the prior approval of the Executive Vice President of the Adviser and of the Chief Compliance Officer of the Funds. The Executive Vice President of the Adviser and the Chief Compliance Officer will approve the furnishing of nonpublic portfolio holdings information to a third party only if they consider furnishing such information to be in the best interests of each Fund and its shareholders. In that regard, and to address possible conflicts between the interests of Fund shareholders and those of the Adviser and its affiliates, the following procedures apply. No consideration may be received by each Fund, the Adviser, any affiliate of the Adviser, or any of their employees in connection with the disclosure of portfolio holdings information. Before information is furnished, the third party must agree that it will safeguard the confidentiality of the information. Persons approved to receive nonpublic portfolio holdings information will receive it as often as necessary for the purpose for which it is provided. Such information may be furnished as frequently as daily and often with no time lag between the date of the information and the date it is furnished. The Board receives and reviews annually a list of the persons who receive nonpublic portfolio holdings information and the purposes for which it is furnished.

The Funds’ annual and semi-annual reports, which contain complete listings of the Funds’ portfolio holdings as of the end of the Funds’ second and fourth fiscal quarters, may be accessed by calling 1-800-864-1013 or on the internet at www.wesmarkfunds.com, and locate the section of the Home Page entitled “Recent Information” and select the appropriate document. Complete listings of the Funds’ portfolio holdings as of the end of the Funds’ first and third fiscal quarters may also be accessed by calling 1-800-864-1013 or on the Funds’ website at www.wesmarkfunds.com and select the appropriate document. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov. Additionally, summary portfolio information for each calendar quarter is posted on the Funds’ website within 30 days (or the next business day) after the end of the calendar quarter. The summary portfolio composition information may include, when applicable, identification of a Fund’s top ten holdings, a percentage breakdown of the portfolio by sector, or maturity range or credit quality.

To access this information on the Funds’ website, locate the “Recent Information” section, then click on “Fact Sheets,” and click on the Fund name.

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Who Manages the Funds?

The Board of Trustees governs the Funds. The Board selects and oversees the Adviser, WesBanco Investment Department, which is a division of WesBanco Bank, Inc. The Adviser manages the Funds’ assets, including buying and selling portfolio securities. The Adviser’s address is One Bank Plaza, Wheeling, WV 26003.

Adviser’s Background

The Adviser is a division of WesBanco Bank, Inc., which is a wholly owned subsidiary of WesBanco, Inc. (Corporation), a registered bank holding company headquartered in Wheeling, West Virginia. The Corporation and its subsidiaries provide a broad range of financial services to individuals and businesses in West Virginia, Pennsylvania, Ohio, Indiana, Kentucky and Maryland. The Adviser is a division of a state chartered bank, which offers financial services that include commercial and consumer loans, corporate, institutional and personal trust services, and demand and time deposit accounts. The Adviser employs an experienced staff of professional investment analysts, portfolio managers, and traders. The staff manages the bond portfolios for the Corporation that includes government, corporate, mortgage, and municipal securities. Persons affiliated with the Adviser provide investment management services to customers of WesBanco Trust and Investment Services. The total assets of WesBanco Trust and Investment Services are valued at approximately $7.9 billion.

Advisory Fees

The Adviser receives an annual investment advisory fee equal to a percentage of each Fund’s average daily net assets at the following rates: 0.75% of the Small Company Fund, Large Company Fund, Balanced Fund and Tactical Opportunity Fund, and 0.60% of the Government Bond Fund and West Virginia Municipal Bond Fund. The Adviser may voluntarily waive a portion of its fee or reimburse a Fund for certain operating expenses.

A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement for each of the Funds is available in the Funds’ June 30, 2025 semi-annual report.

Portfolio Managers

Steven Kellas

Steven Kellas has been a member of the investment team for the Large Company Fund, Balanced Fund, and Government Fund since January 2013. Mr. Kellas has served as the head of the portfolio management team for the West Virginia Municipal Bond Fund since September 2006. He has been employed by WesBanco Bank since 1989, serving as Executive Vice President since February 2021, and is responsible for providing investment research and portfolio management for the Trust and Investment Services department of WesBanco Bank. Mr. Kellas is a Chartered Financial Analyst, and received a B.S. degree in Business Administration from West Liberty State College and an M.B.A. degree from Wheeling Jesuit University.

Robert McGee

Robert McGee has been a member of the investment team for the Balanced Fund, Government Bond Fund, Large Company Fund, Small Company Fund, and Tactical Opportunity Fund since June 2023, and began serving as the head of the portfolio management teams for these funds in March 2024. Mr. McGee has been employed as a Senior Vice President of WesBanco Bank since June 2023, and is responsible for providing investment research and portfolio management for the Trust and Investment Services department. Mr. McGee is a Chartered Financial Analyst, and received a B.A. degree in Business Administration from Indiana University of Pennsylvania and an M.B.A. degree from Carnegie Mellon University.

The Funds’ SAI provides additional information about the Portfolio Managers’ compensation, management of other accounts, and ownership of securities in the Funds.

www.wesmarkfunds.com	>> 63

Financial Highlights

The financial highlights table is intended to help you understand the Funds’ financial performance for the past five years or periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen & Company, Ltd., the Funds’ Independent Registered Public Accounting Firm, whose report, along with the Funds’ financial statements, are included in the annual report, which is available upon request.

>> 64	May 1, 2026 >> Prospectus

Financial Highlights

WESMARK SMALL COMPANY FUND

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	For the Year Ended December 31, 2025	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Net asset value, beginning of year	$15.42	$13.19	$11.71	$15.66	$16.12
Activity from investment operations:
Net investment income (loss)(1)	(0.04)	(0.02)	0.06	0.00 (3)	(0.07)
Net realized and unrealized gain (loss) on investments	2.56	2.97	2.20	(3.22)	3.64
Total from investment operations	2.52	2.95	2.26	(3.22)	3.57
Less distributions from:
Net investment income	—	—	(0.04)	—	—
Net realized gains	(3.34)	(0.72)	(0.74)	(0.73)	(4.03)
Total distributions	(3.34)	(0.72)	(0.78)	(0.73)	(4.03)
Net asset value, end of year	$14.60	$15.42	$13.19	$11.71	$15.66
Total return(2)	16.43%	22.19%	19.46%	(20.56)%	2.23%
Net assets, at end of year (000s)	$147,165	$133,264	$109,656	$94,926	$119,727
Ratio of net expenses to average net assets after waiver/recapture	1.21%	1.23%	1.22%	1.24%	1.23%
Ratio of net investment income (loss) to average net assets	(0.22)%	(0.21)%	0.34%	(0.04)%	(0.47)%
Portfolio Turnover Rate	47%	26%	48%	52%	42%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period. Fiscal years ended December 31, 2024 and prior were calculated using the SEC method.

(2)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees.

(3)	Amount represents less than $0.005 per share.

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Financial Highlights

WESMARK LARGE COMPANY FUND

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	For the Year Ended December 31, 2025	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Net asset value, beginning of year	$22.99	$21.63	$19.12	$27.41	$23.41
Activity from investment operations:
Net investment income (loss) (1)	0.00 (3)	0.02	0.11	0.09	(0.02)
Net realized and unrealized gain (loss) on investments	3.77	4.72	4.06	(5.93)	6.08
Total from investment operations	3.77	4.74	4.17	(5.84)	6.06
Less distributions from:
Net investment income	(0.02)	(0.02)	(0.10)	(0.09)	(0.00	) (3)
Net realized gains	(4.67)	(3.36)	(1.56)	(2.35)	(2.06)
Return of capital	—	—	—	(0.01)	—
Total distributions	(4.69)	(3.38)	(1.66)	(2.45)	(2.06)
Net asset value, end of year	$22.07	$22.99	$21.63	$19.12	$27.41
Total return(2)	16.91%	21.47%	21.94%	(21.42)%	26.06%
Net assets, at end of year (000s)	$334,719	$331,581	$314,262	$288,629	$402,773
Ratio of net expenses to average net assets after waiver/recapture	1.14%	1.16%	1.12%	1.13%	1.12%
Ratio of net investment income(loss) to average net assets	0.00%	0.07%	0.48%	0.33%	(0.09)%
Portfolio Turnover Rate	25%	16%	24%	34%	14%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period. Fiscal years ended December 31, 2024 and prior were calculated using the SEC method.

(2)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees.

(3)	Amount represents less than $0.005 per share.

>> 66	May 1, 2026 >> Prospectus

Financial Highlights

WESMARK BALANCED FUND

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	For the Year Ended December 31, 2025	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Net asset value, beginning of year	$13.09	$13.15	$13.13	$14.68	$13.45
Activity from investment operations:
Net investment income(1)	0.24	0.26	0.27	0.19	0.16
Net realized and unrealized gain (loss) on investments	1.16	0.96	0.37	(1.24)	1.96
Total from investment operations	1.40	1.22	0.64	(1.05)	2.12
Less distributions from:
Net investment income	(0.25)	(0.26)	(0.27)	(0.22)	(0.17)
Net realized gains	(0.79)	(1.02)	(0.35)	(0.28)	(0.72)
Total distributions	(1.04)	(1.28)	(0.62)	(0.50)	(0.89)
Net asset value, end of year	$13.45	$13.09	$13.15	$13.13	$14.68
Total return(2)	10.84%	9.30%	4.98%	(7.19)%	15.85%
Net assets, at end of year (000s)	$98,841	$96,824	$98,598	$99,470	$121,852
Ratio of net expenses to average net assets after waiver/recapture	1.29%	1.30%	1.24%	1.24%	1.25%
Ratio of net investment income to average net assets	1.80%	1.94%	2.01%	1.36%	1.03%
Portfolio Turnover Rate	22%	12%	24%	18%	23%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period. Fiscal years ended December 31, 2024 and prior were calculated using the SEC method.

(2)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees.

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Financial Highlights

WESMARK GOVERNMENT BOND FUND

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	For the Year Ended December 31, 2025	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Net asset value, beginning of year	$7.74	$7.94	$7.99	$9.81	$10.08
Activity from investment operations:
Net investment income(1)	0.27	0.26	0.25	0.13	0.07
Net realized and unrealized gain (loss) on investments	0.26	(0.19)	(0.04)	(1.80)	(0.21)
Total from investment operations	0.53	0.07	0.21	(1.67)	(0.14)
Less distributions from:
Net investment income	(0.28)	(0.27)	(0.26)	(0.15)	(0.13)
Net realized gains	—	—	—	—	—
Total distributions	(0.28)	(0.27)	(0.26)	(0.15)	(0.13)
Net asset value, end of year	$7.99	$7.74	$7.94	$7.99	$9.81
Total return(2)	6.91%	0.90%	2.71%	(17.11)%	(1.35)%
Net assets, at end of year (000s)	$174,006	$172,793	$182,552	$187,501	$242,733
Ratio of net expenses to average net assets after waiver/recapture	1.04%	1.07%	1.01%	1.01%	1.02%
Ratio of net investment income to average net assets	3.50%	3.41%	3.24%	1.51%	0.72%
Portfolio Turnover Rate	17%	27%	72%	56%	40%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period. Fiscal years ended December 31, 2024 and prior were calculated using the SEC method.

(2)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees.

>> 68	May 1, 2026 >> Prospectus

Financial Highlights

WESMARK WEST VIRGINIA MUNICIPAL BOND FUND

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	For the Year Ended December 31, 2025	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022		For the Year Ended December 31, 2021
Net asset value, beginning of year	$9.68	$9.88	$9.67	$10.69		$10.84
Activity from investment operations:
Net investment income(1)	0.22	0.20	0.20	0.18		0.17
Net realized and unrealized gain (loss) on investments	0.30	(0.20)	0.21	(1.02)		(0.13)
Total from investment operations	0.52	—	0.41	(0.84)		0.04
Less distributions from:

Net investment income	(0.22)	(0.20)	(0.20)	(0.18)		(0.17)
Net realized gains	—	—	—	(0.00	) (3)	(0.02)
Total distributions	(0.22)	(0.20)	(0.20)	(0.18)		(0.19)
Net asset value, end of year	$9.98	$9.68	$9.88	$9.67		$10.69
Total return(2)	5.49%	(0.01)%	4.29%	(7.84)%		0.43%
Net assets, at end of year (000s)	$87,980	$88,189	$89,582	$95,597		$114,698

Ratio of net expenses to average net assets after waiver/recapture	1.16%	1.16%	1.10%	1.10%		1.11%
Ratio of net investment income to average net assets	2.28%	2.05%	2.05%	1.84%		1.61%
Portfolio Turnover Rate	23%	9%	6%	9%		15%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period. Fiscal years ended December 31, 2024 and prior were calculated using the SEC method.

(2)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees.

(3)	Amount represents less than $0.005 per share.

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Financial Highlights

WESMARK TACTICAL OPPORTUNITY FUND

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	For the Year Ended December 31, 2025	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Net asset value, beginning of year	$11.63	$11.01	$10.37	$12.16	$11.95
Activity from investment operations:
Net investment income(1)	0.21	0.17	0.16	0.14	0.19
Net realized and unrealized gain (loss) on investments	1.57	0.62	0.57	(1.64)	1.45
Total from investment operations	1.78	0.79	0.73	(1.50)	1.64
Less distributions from:

Net investment income	(0.11)	(0.17)	(0.09)	(0.22)	(0.13)
Net realized gains	(0.52)	—	—	(0.07)	(1.30)
Total distributions	(0.63)	(0.17)	(0.09)	(0.29)	(1.43)
Net asset value, end of year	$12.78	$11.63	$11.01	$10.37	$12.16
Total return(2)	15.42%	7.18%	7.10%	(12.38)%	13.94%
Net assets, at end of year (000s)	$49,896	$45,896	$44,770	$41,132	$47,979
Ratio of net expenses to average net assets after waiver/recapture(3)	1.45%	1.44%	1.39%	1.43%	1.44%
Ratio of net investment income (loss) to average net assets(3)(4)	1.69%	1.45%	1.52%	1.29%	1.45%
Portfolio Turnover Rate	41%	21%	39%	85%	78%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period. Fiscal years ended December 31, 2024 and prior were calculated using the SEC method.

(2)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees.

(3)	Does not include the expenses of other investment companies in which the Fund invests, as these expenses are included in the realized and unrealized gain/(loss) on investments.

(4)	The recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

>> 70	May 1, 2026 >> Prospectus

For more information

This prospectus contains important information you should know before investing, including information about risks. Please read it before you invest and retain it for future reference. More information about the Fund is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

The WesMark Funds’ annual and semi-annual reports contain additional information about the Funds’ investments. The annual report describes each fund’s performance, lists portfolio holdings, and discusses recent market conditions, economic trends and investment strategies that significantly affected each fund’s performance for the prior fiscal year. Financial statements for each fund are also included.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the WesMark Funds and is incorporated by reference into this prospectus.

To obtain a free copy of the latest annual or semi-annual report, financial statements, or the SAI, or to request additional information about the WesMark Funds, please visit www.wesmarkfunds.com/resources or call 1-800-864-1013. These documents may also be obtained from the SEC’s EDGAR database at www.sec.gov.

WesMark Small Company Fund (WMKSX) Cusip 951025501

WesMark Large Company Fund (WMKGX) Cusip 951025204

WesMark Balanced Fund (WMBLX) Cusip 951025303

WesMark Government Bond Fund (WMBDX) Cusip 951025402

WesMark West Virginia Municipal Bond Fund (WMKMX) Cusip 951025105

WesMark Tactical Opportunity Fund (WMKTX) Cusip 951025600

WesMark Funds

One Bank Plaza

Wheeling, WV 26003

Ultimus Fund Solutions, LLC, Distributor

Via regular/express mail

WesMark Funds

c/o Ultimus Fund Solutions, LLC
P.O. Box 46707

Cincinnati, OH 45246

Via overnight mail

WesMark Funds c/o Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

May 1, 2026

Investment Company Act File No. 811-07925

www.wesmarkfunds.com	>> 71

Rev. 01/2026

FACTS	WHAT DO THE WESMARK FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■    Name and address

■    Assets and account balances

■    Transaction details

How?	All financial companies need to share customer personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customer personal information; the reasons the WesMark Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do The WesMark Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), and respond to court orders and legal investigations	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	Yes
For joint marketing with other financial companies	Yes	Yes
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Mail the form below or contact us at 800-864-1013

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

If you have a joint account, your choice(s) will apply to everyone on your account unless you mark below. ☐ Apply my choices only to me.	Mark any or all sharing you want to limit: ☐ Do not use my personal information to market to me and do not share my information with affiliates or other institutions to market to me.
Name
	Address	Mail to: WesMark Funds 1 Bank Plaza Wheeling, WV 26003
City, State, Zip
Account #(s)
Questions?	Call 1-800-864-1013

>> 72	May 1, 2026 >> Prospectus

Who we are
Who is providing this notice?	WesMark Funds, WesBanco Bank, Inc., WesBanco Bank Community Development Corporation, WesBanco Securities, Inc., WesBanco Insurance Services, Inc., and WesBanco Title Agency, LLC

What we do
How do The WesMark Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do The WesMark Funds collect my personal information?

We collect your personal information, for example, when you

■   Open an account

■   Provide identifying information

■   Execute securities transactions

We also collect your personal information from affiliates or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■   sharing for affiliates’ everyday business purposes — information about your creditworthiness

■   affiliates from using your information to market to you

■   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account — unless you tell us otherwise.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Our affiliates include companies with a WesBanco name such as WesBanco Bank, Inc.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ WesMark does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ WesMark does not share with nonaffiliates so we can market to you.

www.wesmarkfunds.com	>> 73

WESMARK FUNDS

WesMark Small Company Fund (WMKSX)

WesMark Large Company Fund (WMKGX)

WesMark Balanced Fund (WMBLX)

WesMark Government Bond Fund (WMBDX)

WesMark West Virginia Municipal Bond Fund (WMKMX)

WesMark Tactical Opportunity Fund (WMKTX)

Statement of Additional Information

May 1, 2026

This Statement of Additional Information (“SAI”) is not a prospectus. Read this SAI in conjunction with the prospectus of the WesMark Funds dated May 1, 2026.

This SAI incorporates by reference the Funds’ Annual Report. Obtain the Prospectus and the Annual Report without charge by calling 1-800-864-1013 or by going to the Funds’ website at www.wesmarkfunds.com.

Shareholders wishing to communicate with the Funds via mail should use the following addresses:

Via regular/express mail:

WesMark Funds c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, OH 45246

Via overnight mail:

WesMark Funds c/o Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

CONTENTS:	PAGE:
Fund Organization and History	1
Investment Strategies and Risks	1
Fundamental Investment Objectives and Policies	21
What Do Shares Cost?	24
How Are the Funds Sold?	25
Purchases in-Kind	26
Redemption in Kind	27
Massachusetts Partnership Law	27
Account and Share Information	27
Tax Information	28
Management of the Funds	30
Board of Trustees	30
Investment Adviser	34
Portfolio Manager Information	35
Voting Proxies on Fund Portfolio Securities	36
Disclosure of Portfolio Holdings	37
Service Providers	40
Fees Paid by the Funds for Services	42
How do the Funds Measure Performance?	44
Financial Information	46
Addresses	46
Appendix: Investment Ratings	A-1

FUND ORGANIZATION AND HISTORY

How Are The Funds Organized?

WesMark Funds (the “Trust”) is an open-end, management investment company that was established under the laws of the Commonwealth of Massachusetts on March 1, 1996. The Trust may offer separate series of shares representing interests in separate portfolios of securities. The Trust currently offers five diversified portfolios: WesMark Small Company Fund (the “Small Company Fund”), which prior to July 23, 2021 was known as the WesMark Small Company Growth Fund, WesMark Large Company Fund (the “Large Company Fund”), which prior to July 23, 2021 was known as the WesMark Growth Fund, WesMark Balanced Fund (the “Balanced Fund”), WesMark Government Bond Fund (the “Government Bond Fund”), and WesMark Tactical Opportunity Fund (the “Tactical Opportunity Fund”); and one non-diversified portfolio, WesMark West Virginia Municipal Bond Fund (the “West Virginia Municipal Bond Fund”). The Funds’ investment adviser is WesBanco Investment Department, a division of WesBanco Bank, Inc. (the Adviser”).

INVESTMENT STRATEGIES AND RISKS

Securities in Which the Funds Invest

In pursuing their investment strategy, one or more of the Funds may invest in the following securities for any purpose that is consistent with their investment objective. Investments in which a Fund can principally invest are described in the Prospectus. The following table indicates which types of securities are a:

P = Principal investment of a Fund;

A = Acceptable (but not principal) investment of a Fund; or

N = Not an acceptable investment of a Fund.

Securities	Small Company Fund	Large Company Fund	Balanced Fund	Government Bond Fund	West Virginia Municipal Bond Fund	Tactical Opportunity Fund
Common Stocks	P	P	P	N	N	P
Preferred Stocks	A	A	P	N	N	P
REITs	A	A	P	N	N	P
Warrants and Rights	A	A	A	N	N	A
Treasury Securities	A	A	P	P	A	P
Agency Securities	A	A	P	P	A	P
Corporate Debt Securities	A	A	P	P	N	P
Commercial Paper	A	A	A	A	A	A
Bank Instruments	A	A	A	A	A	A
Mortgage-Backed Securities	N	N	P	P	N	P
Collateralized Mortgage Obligations	N	N	P	P	N	P
Asset-Backed Securities	N	N	P	P	N	P

Securities	Small Company Fund	Large Company Fund	Balanced Fund	Government Bond Fund	West Virginia Municipal Bond Fund	Tactical Opportunity Fund
Zero Coupon Securities	A	A	A	A	A	A
Credit Enhancement	A	A	A	A	P	A
Convertible Securities	A	A	A	A	N	A
Tax-Exempt Securities	N	N	A	A	P	A
Taxable Municipal Securities	N	N	P	P	P	A
Foreign Securities	P	P	P	A	N	P
Depositary Receipts	A	A	A	A	N	A
Foreign Exchange Contract	A	A	A	A	N	A
Derivative Contracts	A	A	A	A	A	A
Futures	A	A	A	A	A	A
Options	A	A	A	A	A	A
Swap	A	A	A	A	A	A
Repurchase Agreements	A	A	A	A	A	A
Reverse Repurchase Agreements	A	A	A	A	A	A
Delayed Delivery Transactions	A	A	A	A	A	A
To Be Announced Securities	A	A	A	A	N	A
Dollar Rolls	A	A	A	A	N	A
Hybrid Instruments	A	A	A	A	A	A
Securities Lending	A	A	A	A	A	A
Other Investment Companies	P	P	P	P	P	P
Exchange-Traded Funds	P	P	P	A	A	P

EQUITY SECURITIES

Common Stocks

Common stocks represent a proportional ownership interest in a company and are the most typical form of equity security. Holders of common stocks may receive a portion of the issuer’s earnings in the form of dividends which are generally only paid after the issuer pays its creditors and any preferred stockholders, and generally at the issuer’s discretion, making the receipt of income unpredictable. Common stocks are usually regarded as offering greater potential for appreciation than many other types of securities because their value may increase with the value of the issuer’s business. As a result, changes in an issuer’s earnings may directly influence the value of its common stock.

Preferred Stocks

Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks may also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock and the Funds may treat redeemable preferred stock as a fixed-income security. Because preferred stock dividends usually must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. However, preferred stocks are not a liability of the issuer and do not offer as much protection of capital or assurance of continued income as investments in a corporation’s debt securities.

Real Estate Investment Trusts (“REITs”)

REITs are companies that own, and usually operate income-producing real estate, or finance commercial real estate. Income is generally not taxed at the corporate level, but passed through to shareholders. Such tax requirements limit a REIT’s ability to respond to changes in the real estate market. Distributions to shareholders may be taxable.

Warrants and Rights

Warrants and rights give a Fund the option to buy the issuer’s equity securities at a specified price (the exercise price) before a specified future date (the expiration date). Both may become worthless if the price of the stock does not exceed the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights and warrants are very similar, except companies typically issue rights to existing stockholders.

FIXED-INCOME SECURITIES

A fixed-income security is a company’s or government’s promise to pay a certain amount (interest or dividends) to borrow a certain amount (principal) and to repay the principal at a future date (maturity date). The value of a fixed income security will vary with the fluctuation of current interest rates; if interest rates rise, the value of a fixed income security will decline; if interest rates decline the value of a fixed income security will rise. Current yield is the ratio of annual income divided by the current value, and yield to maturity additionally takes into consideration the length of time to maturity and the amortization of any discount or premium to face value at maturity. Fixed income securities may be “called” or redeemed prior to the stated maturity date and securities issued by less well capitalized companies or governments will generally have a higher interest rate.

The following describes the different types of fixed-income securities not described in the Prospectus or expands on the description provided in the Prospectus.

Treasury Securities

Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

Agency Securities

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (“GSE”) acting under federal authority. Some GSE securities are supported by the full faith and credit of the United States. These include, but are not limited to, the Government National Mortgage Association (“Ginnie Mae”), Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer’s Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation, and Washington Metropolitan Area Transit Authority Bonds. Investors generally regard agency securities as having low credit risks, but not as low as Treasury securities.

Other GSE securities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Tennessee Valley Authority in support of such obligations.

Since 2008, Fannie Mae and Freddie Mac have operated under a conservatorship administered by the Federal Housing Finance Agency (“FHFA”).

Additional Information Related to Freddie Mac and Fannie Mae. The extreme and unprecedented volatility and disruption that impacted the capital and credit markets beginning in 2008 led to market concerns regarding the ability of Freddie Mac and Fannie Mae to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government. On September 7, 2008 both Freddie Mac and Fannie Mae were placed under the conservatorship of the FHFA, a newly created independent regulator. Under the plan of conservatorship, the FHFA assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to: (1) take over the assets of and operate Freddie Mac and Fannie Mae with all the powers of the shareholders, the directors and the officers of Freddie Mac and Fannie Mae and conduct all business of Freddie Mac and Fannie Mae; (2) collect all obligations and money due to Freddie Mac and Fannie Mae; (3) perform all functions of Freddie Mac and Fannie Mae which are consistent with the conservator’s appointment; (4) preserve and conserve the assets and property of Freddie Mac and Fannie Mae; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator.

In connection with the actions taken by the FHFA, the Treasury has entered into certain preferred stock purchase agreements (“SPAs”) with each of Freddie Mac and Fannie Mae which establish the Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae. The senior preferred stock was issued in connection with financial contributions from the Treasury to Freddie Mac and Fannie Mae. Although the SPAs are subject to amendment from time to time, currently the Treasury is obligated to provide such financial contributions up to an aggregate maximum amount determined by a formula set forth in the SPAs, and until such aggregate maximum amount is reached, there is not a specific end date to the Treasury’s obligations.

The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator, the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities under the SPAs, market responses to developments at Freddie Mac and Fannie Mae, downgrades or upgrades in the credit ratings assigned to Freddie Mac and Fannie Mae, downgrades or upgrades in the credit ratings assigned to Freddie Mac and Fannie Mae by nationally recognized statistical rating organizations (“NRSROs”) or rating services, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any securities guaranteed by Freddie Mac and Fannie Mae.

Corporate Debt Securities

Corporate fixed-income securities are issued by corporations. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. A Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers based on a company’s financial circumstances.

Credit risk of an issuer’s debt security may also vary based on its priority for repayment. This means that the issuer might not make payments on lower ranking or subordinated securities while continuing to make payments on higher ranking or senior securities. In the event of bankruptcy, holders of senior securities may receive payments whereas holders of subordinated securities may not. Some subordinated securities permit the issuer to defer payments under certain circumstances.

Commercial Paper

Commercial paper is an issuer’s obligation to repay a principal amount within less than nine months, and is used to pay for current expenditures. Most issuers constantly reissue or rollover their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer.

Bank Instruments

Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include, but are not limited to, bank accounts, time deposits, certificates of deposit and bankers’ acceptances.

Mortgage-Backed Securities (“MBS”)

Mortgage-backed securities represent interests in pools or groups of mortgages with similar interest rates, maturity dates, and other terms. The mortgages may carry fixed interest rates or may be adjustable-rate mortgages (“ARM”). The simplest form of a MBS is the pass-through certificate, whereby certificate holders receive a pro rata share of all principal and interest payments, as well as any principal prepayments on the pool of underlying mortgages.

Collateralized Mortgage Obligations (“CMOs”)

CMOs are more complicated mortgage-backed securities that allocate payments and prepayments from an underlying mortgage pool among holders of different classes or tranches of the CMO. This creates different prepayment and interest rate risks for each CMO class. The degree of increased or decreased prepayment risks depends upon the structure of the CMOs. However, the actual returns on any type of mortgage-backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.

●	Sequential CMO - In a sequential pay CMO, one class of CMOs receives all principal payments and prepayments. The next class of CMOs receives all principal payments after the first class is paid off. This process repeats for each sequential class of CMO. As a result, each class of sequential pay CMOs reduces the prepayment risks of subsequent classes.

●	PACs, TACs and Companion Classes - More sophisticated CMOs include planned amortization classes (“PACs”) and targeted amortization classes (“TAC”). PACs and TACs are issued with companion classes. PACs and TACs receive principal payments and prepayments at a specified rate. The companion classes receive principal payments and prepayments in excess of the specified rate. In addition, PACs will receive the companion classes’ share of principal payments, if necessary, to cover a shortfall in the prepayment rate. This helps PACs and TACs to control prepayment risks by increasing the risks to their companion classes.

●	IOs and POs - As discussed in the Prospectus, CMOs may allocate interest payments to one class (Interest Only or IO) and principal payments to another class (Principal Only or PO). POs increase in value when prepayment rates increase. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate less interest payments. However, IOs tend to increase in value when interest rates rise (and prepayments decrease), making IOs a useful hedge against interest rate risks.

●	Floaters and Inverse Floaters - Another variant allocates interest payments between two additional classes of CMOs. One class (Floaters) receives a share of interest payments based upon a market index. The other class (Inverse Floaters) receives any remaining interest payments from the underlying mortgages. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and interest rate risks from the Floater to the Inverse Floater class, reducing the price volatility of the Floater class and increasing the price volatility of the Inverse Floater class.

●	Z Classes and Residual Classes - CMOs must allocate all payments received from the underlying mortgages to some class. To capture any unallocated payments, CMOs generally have an accrual (Z) class. Z classes do not receive any payments from the underlying mortgages until all other CMO classes have been paid off. Once this happens, holders of Z class CMOs receive all payments and prepayments. Similarly, real estate mortgage investment conduits (“REMIC”) have residual interests that receive any mortgage payments not allocated to another REMIC class.

The degree of increased or decreased prepayment risks depends upon the structure of the CMOs. However, the actual returns on any type of mortgage-backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.

Asset-Backed Securities

Asset-backed securities are payable from pools of obligations other than mortgages, such as consumer or commercial debts. Asset-backed securities may take the form of commercial paper, notes, or pass through certificates. Asset-backed securities may have credit, interest rate, and prepayment risks. Like CMOs, asset-backed securities may be structured like Floaters, Inverse Floaters, IOs and POs.

Zero Coupon Securities

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Instead, zero coupon securities are purchased at a price below the amount payable at maturity with the difference between the purchase price and maturity value representing the interest earned on the zero coupon security. The value of a zero coupon security will fluctuate in value based on current interest rates and the length of time to maturity.

Credit Enhancement

Credit enhancement occurs when a company agrees to pay amounts due on a fixed-income security if the issuer of the security defaults. Common types of credit enhancement include guarantees, letters of credit, bond insurance and surety bonds. Credit enhancement also includes arrangements where securities or other liquid assets secure payment of a fixed-income security. The Adviser evaluates both the company providing the credit enhancement as well as the underlying issuer when considering a security with some form of credit enhancement. Generally, some form of credit enhancement reduces credit risks by providing another source of payment for a fixed-income security. Downgrading the rating of, or a financial crisis experienced by, a credit enhancement provider can negatively affect the market value of an issuer’s securities.

●	Municipal Bond Insurance - The Funds may purchase municipal securities covered by insurance which guarantees the timely payment of principal at maturity and interest on such securities (Policy or Policies). These insured municipal securities are either (1) covered by an insurance policy applicable to a particular security, whether obtained by the issuer of the security or by a third party (Issuer-Obtained Insurance) or (2) insured under master insurance policies issued by municipal bond insurers, which may be purchased by a Fund. The premiums for the Policies may be paid by the Funds and the yield on the Fund’s portfolio may be reduced thereby.

Each Policy guarantees the payment of principal and interest on the municipal securities it insures. In the event interest or principal on an insured municipal security is not paid when due, the insurer covering the security will be obligated under its Policy to make the missing payment after being notified by the Fund. The issuer of the Policy will not have the right to withdraw coverage on securities insured by their Policies so long as such securities remain in the Fund’s portfolio, nor may the issuer of the Policy cancel their Policies for any reason except failure to pay premiums when due.

Rating agencies evaluating the ratings on bonds held in a Fund’s portfolio take the credit quality of the insurance company into consideration when determining the rating of a bond. If an insurance company experiences a negative financial event, such as bankruptcy, the rating of the insurance company is adversely affected and the rating of any bond insured by the company is downgraded as well.

Convertible Securities

Convertible securities (either stock or bonds) are securities that may be exchanged for a certain number of shares of the underlying company at a specified conversion price, possibly realizing additional returns if the market price of the equity securities exceeds the conversion price.

Convertible securities generally have lower yields than comparable fixed-income securities, and are usually issued with a conversion price that exceeds the market value of the underlying equity securities at the time of issuance. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit a Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

Tax-Exempt Securities

Tax-exempt securities are fixed-income securities that, in the opinion of bond counsel to the issuer or on the basis of another authority believed by the Adviser to be reliable, pay interest that is not subject to federal regular income taxes. Typically, states, counties, cities, and other political subdivisions and authorities issue tax-exempt securities. The market categorizes tax-exempt securities by their source of repayment.

●	Special Revenue Bonds - Special revenue bonds are payable solely from specific revenues received by the issuer such as specific taxes, assessments, tolls, or fees. Bondholders may not collect from the municipality’s general taxes or revenues. For example, a municipality may issue bonds to build a toll road, and pledge the tolls to repay the bonds. Therefore, a shortfall in the tolls normally would result in a default on the bonds.

●	General Obligation Bonds - General obligation bonds are supported by the issuer’s power to exact property or other taxes. The issuer must impose and collect taxes sufficient to pay principal and interest on the bonds. However, the issuer’s authority to impose additional taxes may be limited by its charter or state law.

●	Tax Increment Financing Bonds - Tax increment financing (“TIF”) bonds are payable from increases in taxes or other revenues attributable to projects within the TIF district. For example, a municipality may issue TIF bonds to redevelop a commercial area. The TIF bonds would be payable solely from any increase in sales taxes collected from the merchants in the area. The bonds could fail to pay principal or interest if merchants’ sales, and related tax collections, failed to increase as anticipated.

●	Variable Rate Demand Instruments - Variable rate demand instruments are tax-exempt securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. A Fund treats variable rate demand instruments as short-term securities even though their stated maturity may extend beyond 397 days because, within 397 days, their variable interest rate adjusts in response to changes in market rates and the repayment of their principal amount can be demanded.

●

Municipal Leases - Municipalities may enter into leases for equipment or facilities. In order to comply with state public financing laws, these leases are typically subject to annual appropriation. In other words, a municipality may end a lease, without penalty, by not providing for the lease payments in its annual budget. After the lease ends, the lessor can resell the equipment or facility but may lose money on the sale.

The Funds may invest in securities supported by pools of municipal leases. The most common type of lease backed securities are certificates of participation (“COP”). However, the Funds may also invest directly in individual leases.

●	Municipal Notes - Municipal notes are short-term tax-exempt securities. Many municipalities issue such notes to fund their current operations before collecting taxes or other municipal revenues. Municipalities may also issue notes to fund capital projects prior to issuing long-term bonds. The issuers typically repay the notes at the end of their fiscal year, either with taxes, other revenues or proceeds from newly issued notes or bonds.

Taxable Municipal Securities

Although many Municipal Securities are exempt from federal income tax, the Funds may invest in taxable municipal securities, such as Build America Bonds. Build America Bonds are taxable bonds issued by state and local governments to fund capital projects for which they otherwise could issue tax-exempt bonds. Issuers of these bonds receive a direct federal subsidy payment for a portion of their borrowing costs equal to 35 percent of the coupon interest paid to investors.

FOREIGN SECURITIES

Foreign securities are securities of issuers based outside the United States. The Funds consider an issuer to be based outside the United States if:

●	its principal office is located in another country; or

●	the principal trading market for its securities is in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

Depositary Receipts

Depositary receipts represent interests in underlying shares issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. American Depositary Receipts (“ADR”) are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The foreign securities underlying European Depositary Receipts (“EDR”), Global Depositary Receipts (“GDR”), and International Depositary Receipts (“IDR”), are traded globally or outside the United States. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

Foreign Exchange Contracts

In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Funds may enter into spot currency trades. In a spot trade, a Fund agrees to exchange one currency for another at the current exchange rate. The Funds may also enter into derivative contracts in which a foreign currency is an underlying asset. The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate. Use of these derivative contracts may increase or decrease a Fund’s exposure to currency risks.

Derivative Contracts

To the extent permitted by its investment objectives and policies, each Fund may invest in securities that are commonly referred to as derivative securities. Generally, a derivative security is a financial arrangement, the value of which is based on, or derived from, a designated security, commodity, currency, index, or other asset or instrument (collectively a “Reference Instrument”).

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the Reference Asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Funds have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Funds can buy or sell financial futures (such as interest rate futures, index futures and security futures) as well as currency futures and currency forward contracts.

Option Contracts

Option contracts (options) are rights to buy or sell a Reference Asset usually a stock for a specified price within a specified period. The seller of the option receives a payment, or premium, from the buyer, which the seller keeps regardless of whether the buyer uses (or exercises) the option. Options can trade on exchanges or in the over the counter (“OTC”) market and may be bought or sold on a wide variety of stocks.

A Fund may buy and/or sell the following types of options:

Call Options

A call option gives the holder (buyer) the right to buy the underlying security from the seller (writer) of the option. A Fund may use call options in the following ways:

●	Buy call options on a Reference Asset in anticipation of an increase in the value of the stock; and

●	Sell call options on a Reference Asset to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying Reference Asset. If a Fund writes a call option on a Reference Asset that it owns and that call option is exercised, a Fund must deliver the Reference Asset to the buyer and foregoes any possible profit from an increase in the market price of the Reference Asset over the exercise price plus the premium received.

Put Options

A put option gives the holder the right to sell the Reference Asset to the writer of the option. A Fund may use put options in the following ways:

●	Buy put options on a Reference Asset in anticipation of a decrease in the value of the Reference Instrument; and

●	Write put options on a Reference Asset to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the Reference Asset. In writing puts, there is a risk that a Fund may be required to take delivery of the Reference Asset when its current market price is lower than the exercise price.

A Fund may also buy or write options, as needed, to close out existing option positions. Finally, a Fund may enter into combinations of options contracts in an attempt to benefit from changes in the prices of those options contracts (without regard to changes in the value of the Reference Instrument).

Swap Contracts

A swap contract (swap) is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from and underlying Reference Asset. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the underlying Reference Asset. The payments are usually made on a net basis so that, on any given day, a Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names. Common swap agreements that a Fund may use include interest rate swaps, cap and floor swaps, total return swaps, credit default swaps, and currency swaps.

SPECIAL TRANSACTIONS

Repurchase Agreements (Repo)

Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting a Fund’s return on the transaction. This return is unrelated to the interest rate on the underlying security. A Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser. Repurchase agreements are subject to credit risks.

The Funds’ custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or custodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Reverse Repurchase Agreements (“Reverse Repo”)

Reverse repurchase agreements are repurchase agreements in which a Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by a Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because a Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

Delayed Delivery Transactions

Delayed delivery transactions, including when issued transactions, are arrangements in which a Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to a Fund. A Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for a Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default. These transactions create leverage risks.

To Be Announced Securities (“TBA”)

As with other delayed delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, a Fund agrees to accept any security that meets specified terms. For example, in a TBA mortgage-backed transaction, a Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it issues the security. TBA mortgage-backed securities increase interest rate risks because the underlying mortgages may be less favorable than anticipated by a Fund.

Dollar Rolls

Dollar rolls are transactions where a Fund sells mortgage-backed securities with a commitment to buy similar, but not identical, mortgage-backed securities on a future date at a lower price. Normally, one or both securities involved are TBA mortgage-backed securities. Dollar rolls are subject to interest rate risks and credit risks.

Hybrid Instruments

Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index or other asset or instrument including a derivative contract). The Fund may use hybrid instruments only in connection with permissible investment activities. Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional investments or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

Securities Lending

A Fund may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, a Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Funds the equivalent of any dividends or interest received on the loaned securities.

The Funds will reinvest cash collateral in securities that qualify as an acceptable investment for the Funds. However, the Funds must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Funds or the borrower. The Funds will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Funds may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

Securities lending activities are subject to interest rate risks and credit risks. These transactions create leverage risks.

Asset Segregation

Should the Funds engage in any transactions with respect to derivatives that create a future payment obligation of a Fund, the Fund will comply with all rules and regulations of the Investment Company Act of 1940 (the “1940 Act”) with regard to asset segregation. Such rules and regulations may require the Fund to set aside cash or readily marketable securities equal to its future net payment obligation.

OTHER INVESTMENT COMPANIES

The Funds may invest its assets in securities of other investment companies, including the securities of money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with these investments. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses. The Fund may invest in money market securities directly.

EXCHANGE-TRADED FUNDS

Certain of the Funds may also invest in exchange traded funds (“ETFs”). As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs are generally traded on a stock exchange. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage commissions to buy and sell ETF shares.

HEDGING

Hedging transactions are intended to reduce specific risks. To protect the Fund against circumstances that would normally cause the Fund’s portfolio securities to decline in value, the Fund may be allowed to buy or sell a derivative contract that would normally increase in value under the same circumstances. The Funds may also attempt to hedge by using combinations of different derivative contracts, or derivative contracts and securities. The Fund’s ability to hedge may be limited by the costs of the derivative contracts. The Funds may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of its portfolio, (2) use derivative contracts that cover a narrow range of circumstances or (3) involve the sale of derivative contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Fund.

INVESTMENT RATINGS FOR INVESTMENT-GRADE SECURITIES

The Adviser will determine whether a security is investment-grade based upon the credit ratings given by one or more NRSRO. For example, Standard and Poor’s, a rating service, assigns ratings to investment-grade securities (AAA, AA, A, and BBB) based on their assessment of the likelihood of the issuer’s inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, a Fund must rely entirely upon the Adviser’s credit assessment that the security is comparable to investment-grade. See the Appendix for the rating agency definitions.

INVESTMENT RISKS

There are many factors which may affect an investment in the Funds. The Funds’ principal risks are described in its prospectus. Additional risk factors are outlined below.

Risks	Small Company Fund	Large Company Fund	Balanced Fund	Government Bond Fund	West Virginia Municipal Bond Fund	Tactical Opportunity Fund
Active Management Risk	X	X	X	X	X	X
Interest Rate Risks	X	X	X	X	X	X
Credit Risks	X	X	X	X	X	X
Call Risks			X	X	X	X
Commodity Risk						X
Leverage Risks	X	X	X	X	X	X
Risks Related to Company Size	X	X	X			X
Risks of Foreign Investing	X	X	X	X		X
Currency Risks	X	X	X	X		X
Risks of Investing in Derivative Contracts and Hybrid Instruments	X	X	X	X	X	X
Liquidity Risks	X	X	X	X	X	X
Exchange-Traded Funds Risks	X	X	X	X	X	X
Tax Risks			X	X	X
West Virginia Risks					X
High Portfolio Turnover Risk						X

Active Management Risks

●	The Fund portfolios are actively managed by portfolio managers and portfolio investment decisions may be biased or affected by non-market related factors, for example choosing to overweight a sector that subsequently underperforms.

Interest Rate Risks

●	Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. The opposite is true when interest rates decline.

●	Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

Credit Risks

●	Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, a Fund will lose money.

●	Many fixed-income securities receive credit ratings from services such as Standard & Poor’s and Moody’s Investors Service. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, a Fund must rely entirely upon the Adviser’s credit assessment.

●	Fixed-income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

●	Credit risk includes the possibility that a party to a transaction, such as a derivative transaction, involving a Fund will fail to meet its obligations. This could cause a Fund to lose the benefit of the transaction or prevent a Fund from selling or buying other securities to implement its investment strategy.

Call Risks

●	Call risk is the possibility that an issuer may redeem a fixed-income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price.

●	If a fixed-income security is called, a Fund may have to reinvest the proceeds in other fixed-income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Commodity Risk

●	Investments in instruments (including ETFs) whose performance is linked to the price of an underlying commodity (including precious metals such as gold) or commodity index, may be subject to the risks of investing in physical commodities. These types of risks include regulatory, economic and political developments, weather events and natural disasters, pestilence, market disruptions, and the fact that commodity prices may have greater volatility than investments in traditional securities.

●	A Fund’s investment in commodities could cause the Fund to fail to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code. It is the intent of the Fund to maintain its RIC status, and as such, the Fund will seek to manage its investment in commodities in an effort to continue to qualify as a RIC. However, there are no assurances it will be successful in doing so.

Leverage Risks

●	Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.

Risks Related to Company Size

●	Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.

●	Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base, and limited access to capital. These factors also increase risks and make these companies more likely to fail than larger, well capitalized companies.

Risks of Foreign Investing

●	Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

●	Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than United States companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent a Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive, and reliable as the information available concerning companies in the United States.

●	Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of a Fund’s investments.

Currency Risks

●	Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S.

●	The Adviser attempts to manage currency risk by limiting the amount a Fund invests in securities denominated in a particular currency. However, diversification will not protect a Fund against a general increase in the value of the U.S. dollar relative to other currencies.

Risks of Investing in Derivative Contracts and Hybrid Instruments

●	The Funds’ exposure to derivative contracts and hybrid instruments, either directly or indirectly through another investment company, may involve risks different from or possibly greater than the risk associated with investing directly in a security instead of the derivative. Risks include: 1) the value of the derivative may not correlate with the value of the underlying security or may correlate inversely; 2) any potential risk reduction may be offset with gain limitations; 3) derivatives may be difficult to price, thus involving additional payments by the Funds; 4) possible adverse tax consequences; 5) possible unforeseen redemption request by a derivative counter party increasing possible portfolio losses or costs, or preventing a Fund from implementing its investment strategy; and 6) other risks, such as but not limited to, stock market, interest rate, credit, currency, liquidity, and leverage risks.

Liquidity Risks

●	Trading opportunities are more limited for fixed-income securities that have not received any credit ratings, have received ratings below investment-grade, have CMOs with complex terms, or are not widely held.

●	These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Funds may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on a Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.

●	Liquidity risk also refers to the possibility that a Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, a Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

●	OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes restricted.

Exchange-Traded Funds (“ETF”) Risks

●	An investment in an ETF generally presents the same primary risks as an investment in a mutual fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to mutual funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

West Virginia Investment Risks

Because it is invested primarily in securities issued by the State of West Virginia, its local governments and their agencies, the West Virginia Municipal Bond Fund is subject to the risks of West Virginia’s economy and the financial conditions of the state and local government and agencies.

Economic performance has been supported by significant investments in the energy, manufacturing, and construction sectors, underscoring the state’s long-term economic potential. However, many regions continue to face structural challenges, including low labor force participation, an aging population, limited population growth, and workforce constraints. These demographic trends may limit the state’s capacity to sustain long-term growth, absent continued immigration and targeted economic development efforts.

Although West Virginia has posted strong fiscal performance and record-setting revenue collections in recent years, employment growth is expected to lag national trends through at least 2029. Since the beginning of 2025, the Federal Reserve has implemented four policy rate cuts, lowering the federal funds rate from 4.5% in January 2025 to 3.75% following the December 10, 2025, reduction, reflecting efforts to support economic growth and borrowing activity.

West Virginia’s unemployment rate was 4.6% as of December with a labor participation rate of 54.6%, which is the lowest of any state. As of July 1, 2025, West Virginia had approximately 1,766,147 citizens, an approximate 4.7% decrease from 1,852,994 in 2010, compared to an approximate 10.2% increase nationally. The 65+ age group made up 21.9% of the state’s population as of July 1, 2025, making it the third oldest state in the nation behind Vermont and Maine. As of July 1, 2025, of the state’s citizens over 25 years old, 89.3% had completed high school or an equivalency program, and 24.2% had obtained a bachelor’s degree, compared to national figures of 89.6% and 35.6%, respectively. As of July 1, 2025, 78.1% of West Virginia’s citizens were under the age of 65 with 19.7% being under 18 years old. The state’s median household income as of 2024, was $60,798, compared to a national median household income for 2024 of $81,604.

Real GDP growth in West Virginia has historically been more volatile than the national average. From 2012 through 2022, the state consistently underperformed the nation; however, in 2023, West Virginia’s GDP growth nearly doubled the national rate and is expected to remain broadly in line with national growth through 2024. The energy sector remains a key economic driver, accounting for approximately 15% to 18% of real GDP in 2025. Energy output has increased more than 40% since 2017 and is projected to be the fastest-growing sector through 2029. Nonetheless, the sector employs only about 8.5% of the state’s workforce, and economic activity outside of energy has grown by less than 3% since 2017, exposing the state to cyclical risks should energy demand weaken.

Coal, oil, and natural gas production remain among the strongest-performing industries, with cumulative growth of nearly 50% over the past eight years. While coal production is expected to stabilize as exports increase, the state remains vulnerable to downturns in global commodity demand.

Outside the energy sector, employment growth is expected to be strongest in private service-providing industries, particularly health care and social assistance. Over the year ending December 2025, the sector added approximately 2,200 jobs, supported by expansion among major providers such as WVU Medicine and Charleston Area Medical Center. Employment in health care is projected to increase by more than 8,000 jobs through 2029, although proposed changes to Medicaid could negatively affect growth by reducing coverage and federal funding. Construction employment has also grown, adding approximately 4,900 jobs over the same period, with large-scale infrastructure, industrial, and commercial projects expected to support continued expansion.

Fiscal performance remains a notable strength. General Revenue Fund collections for fiscal year 2025 exceeded estimates despite trailing the prior year due to personal income tax reductions. Ongoing revenue growth through late 2025 has been driven primarily by personal income and consumer sales taxes, particularly in the northern and eastern panhandles. While the state continues to maintain fiscal surpluses and positive balances, officials have cautioned that long-term demographic and economic headwinds remain.

A significant constraint on future growth is West Virginia’s long-term population decline. The state has lost approximately 88,000 residents since 2012 and remains one of only a few states experiencing net population declines. Although the pace of decline has slowed and migration trends have improved supported by economic development initiatives, energy investments, and broadband expansion. The state’s aging population, low birth rate, and elevated mortality rate are expected to continue exerting downward pressure on population totals. Forecasters project that population losses will moderate over the next several years but sustained economic performance and immigration will be critical to reversing this trend.

West Virginia is considered an energy state due to its abundant natural resources and business climate for energy-related companies. In 2025, West Virginia ranked second in the nation in coal production. As well, the state is one of the largest producers of oil and natural gas east of the Mississippi River. In 2025, West Virginia ranked 5th nationally in natural gas production with a production of nearly 3.6 trillion cubic feet. West Virginia ranked 14th nationally in oil production for 2025. The state collected a total of $1.3 billion in from the energy sector taxes in fiscal 2025. Oil and natural gas severance taxes collected in 2025 were approximately $318.3 million, as compared to $105.5 million, in 2024. West Virginia remains a net supplier of electricity to the regional grid, ranking 31st in net electrical generation in 2025. West Virginia produces nearly 6% of the nation’s total energy and ranked 4th in total energy sales per capita in 2025.

Coal production has been the state’s chief commodity in the energy sector and an important driver of economic activity in the state, although natural gas is becoming a larger part of the sector. The coal industry continues to face regulatory risks related to concerns about climate change and water quality as well as production challenges stemming from judicial interpretations of existing laws and scientific contentions regarding the toxicity of previously thought benign materials. The WVBBER expects that there will be year-to-year volatility in production going forward as domestic demand for West Virginia’s coal continues to decrease and reliance on global coal trade rises. In 2019, West Virginia had a total of 13,988 coal-mining jobs. Since then, the total number of coal-mining jobs decreased before recovering from 2022. Coal mining jobs have been 14,014 in 2023, 13,800 in 2024 and 13,000 in 2025.

The natural gas industry has continued to grow in West Virginia, particularly as a result of increased industry interest in the Marcellus Shale, a deep natural gas play running from southwestern New York through western Pennsylvania, north central West Virginia and parts of Ohio, made more accessible in recent years due to the development of enhanced drilling technologies. Previously, the job growth from natural gas extraction had slowed down as a consequence of crude oil prices reducing the cost for traditional sources of energy and, thus, reducing the profitability of natural gas sourced from hydraulic fracturing, the primary method for extracting natural gas in the Marcellus Shale. In 2019, natural gas production rapidly increased 20% higher than 2018 totals, and such growth continued during 2020. By 2021, the state was the fifth highest producing state for natural gas, and as of 2025, West Virginia remains the fourth largest U.S. natural gas producer, producing nearly 3.6 trillion cubic feet of natural gas.

West Virginia’s oil production in 2020 exceeded an all-time high of 20 million barrels, more than ten times greater than production a decade earlier. Oil production in 2021 saw a slight dip from the record year in 2020 with West Virginia producing 18.2 million barrels. Production in 2024 dipped further to around 14.3 million barrels that year. As of October 2024, West Virginia has settled to around 15.0 million barrels in 2025 and accounts for 0.3% of the US crude output.

West Virginia is a leading producer in the forest products industry, providing approximately 30,000 jobs within the state and contributing $3.2 billion, directly and indirectly, to the state’s economy. Additionally, the West Virginia Economic Outlook 2024-2029 published by the WVBBER shows manufacturing will continue adding jobs to the West Virginia economy at an above-average pace, which will assist in varying the industries that arise, such as clean-tech manufacturing.

The state’s economy also includes technology-based businesses, including a growing number of companies operating in aerospace, biometrics, biotechnology, chemical and polymers, and information technology.

The state is also dependent on governmental, health, and similar service industries; in many rural counties in the state, the hospitals and the local school boards are the primary employers. Tourism is a significant industry in the state, a major portion of which is represented by outdoor-related recreational opportunities, including hunting, fishing, state parks and forests, wildlife viewing, whitewater rafting, climbing, and recreational boating. The tourism boom of 2022 produced over 44,400 jobs. State Park annual revenue reached $39.5 million in 2025, a steep increase from $19 million in 2015. From 2017 to 2022, self-sufficiency of the state’s parks increased with 36 parks. West Virginia had a record-breaking tourism year in 2024, with an estimated $9.1 billion in overall economic impact. Tourism officials state that the visitor volume in 2027 reached 77.2 million. Traveler spending represented a 28.2% increase compared to pre-pandemic numbers and is far higher than the nation’s overall 12.4% post-pandemic tourism recovery. In 2025, travelers spent $1.8 billion on food and beverage and $1.6 billion on recreation spending. Tourism generated more than $1.1 billion in tax revenues in 2025.

West Virginia has made tax reductions in the past decade through state legislative action or by incorporation of federal law to include income deductions for bonus depreciation, including the elimination of the sales tax on food, and a reduction in the Corporation Net Income Tax rate to 6.5%. Furthermore, in 2015, West Virginia eliminated its Business Franchise Tax and implemented an indexed family tax credit based upon family size and federal poverty guidelines to eliminate the Personal Income Tax on families with income below the federal poverty guideline. West Virginia has also eliminated its Corporate Charter Tax, Telecommunications Tax, and Business Registration Fee renewal requirements. Governor Jim Justice signed a bill in March 2023 which immediately reduced the 2023 tax year personal income tax by an average of 21.25%. New Income tax rates take effect on January 1, 2025. In August 2025, future personal income rate reduction triggers will be reviewed for an effective date of January 2027.

In 2022, the general multi-state corporation apportionment formula for income tax purposes changed, such that payroll and property will no longer be considered. This means that certain corporations with property or payroll in West Virginia may increase their physical presence in the state without experiencing a direct marginal increase in tax liability. Certain businesses generating new jobs also may be able to obtain tax credits to offset up to 100% of state business taxes.

Of the total wages in West Virginia in 2025, manufacturing accounted for 8%, natural resources and mining accounted for 4.8%, construction accounted for 8.5%, trade, transportation and utilities accounted for 16.5%, professional and business services accounted for 11.0%, financial activities accounted for 4.5%, leisure and hospitality accounted for 5.5%, education and health services accounted for 18.5%, total government accounted for 18.0%

Generally, the state continues to work toward diversification of its economy and improvement of its roads and other infrastructure. Both efforts have yielded success in recent years. The West Virginia Department of Economic Development, formerly the West Virginia Development Office (“Development Office”), is responsible for strengthening current industries and recruiting new industries to the state. Such target industries include energy and environmental technology, shared services, biotechnology, and information technology, which have established a strong presence in the north-central portion of the state.

West Virginia’s business landscape in 2024 and 2025 has been defined by massive industrial investments in clean energy and manufacturing, alongside a surge in small business entrepreneurial activity. Major Industrial Investments include Babcock & Wilcox (Mason County): Announced a $125 million investment in August 2024 to deploy its low-carbon “BrightLoop” hydrogen technology, with potential future expansion up to $1 billion. Completed construction of “Form Factory 1” and began trial production of long-duration iron-air batteries in September 2024. The project is expected to create 750 jobs. Nucor Steel (Mason County): Construction continues on a $2.7 billion state-of-the-art steel mill, expected to add approximately 800 permanent jobs. HandCraft Services (Berkeley County): Announced a $59 million medical linen facility in late 2024, projected to create 220 jobs starting in 2025. Energy Infrastructure: More than $4 billion in private energy investment was secured under the “50 by 50” initiative, including a $2.5 billion natural gas plant by FirstEnergy and a $1.2 billion plant by Kindle Energy.

Entrepreneurship & Small Business Growth include Record Registrations: The state saw a massive surge in entrepreneurship, with 13,680 new businesses registered between April 2024 and March 2025. Raleigh County consistently led the state in growth rate, recording a 19.34% increase in new registrations during that period. Startup Momentum in March 2025 alone saw 1,440 new filings, with Doddridge and Clay counties showing the fastest monthly growth rates.

Policy & Workforce Initiatives include Grow West Virginia: Governor Patrick Morrisey launched this initiative in July 2025, including a $50 million West Virginia Jobs Initiative for targeted investments like Mettler Packaging’s expansion in Moorefield. In Legislative Support, The West Virginia First Small Business Growth Act (SB 1) was signed into law in early 2026 to shift focus toward homegrown private investment over corporate subsidies. Broadband Expansion: Federal approval for $546 million in BEAD funding was finalized in late 2025 to connect 73,000 unserved sites across the state.

West Virginia has focused considerable efforts on infrastructure, including roads, schools, water, and sewer. The State received approximately $678 million in funding from the American Rescue Plan Act following COVID-19. The funds are being used by state and local governments to improve infrastructure, specifically water, sewer, and broadband internet, and reinvest in emergency service providers. West Virginia water, wastewater, and economic development projects (approximately 160 projects) have been awarded to communities and construction contracts for all projects have been signed. These projects are expected to be completed by December 31, 2026. As of June 30, 2024, the Authority has $106,468,000 in bonds principal outstanding. Since 1986, the state has issued over $3.6 billion in bonds for school buildings and improvements, higher education improvements, and for economic development, to be repaid from lottery proceeds. The State issued $298,795,000 of Surface Transportation Improvements Special Obligation Notes (“GARVEEs”) for interstate and highway construction in 2017 and 2018, of which $114,865,000 remains outstanding as of June 30, 2024.

In 2003, the Legislature enacted changes to the workers’ compensation and medical professional liability laws to alleviate the strain that these two matters placed on the state’s economy. On January 1, 2006, the state workers’ compensation program became a privatized entity, BrickStreet Mutual Insurance Company, now known as Encova Mutual Insurance Group. Moreover, in July 2008, the state opened up the workers’ compensation market for full competition with other insurance carriers. After permitting such full competition, three hundred twenty-five (325) carriers have filed to provide workers’ compensation insurance to West Virginia insureds. Since these reforms were instituted, the State’s general revenue budget totaled approximately $5.0 billion for fiscal year 2025, $4.6 billion for fiscal year 2021, $4.57 billion for fiscal year 2022, $4.6 billion for fiscal year 2023, and $4.88 billion for fiscal year 2024.

For several years, West Virginia saw declining general revenue collections, but there was an increase in general revenue collections in fiscal year 2018 due to gains in consumer sales and use taxes, business and occupation taxes, and personal income taxes. West Virginia has slowly increased revenue since. The West Virginia Annual Comprehensive Financial Report for the fiscal year ended June 30, 2025, reflects a state economy navigating significant tax policy shifts while maintaining a stable net position. Despite consecutive years of revenue contraction primarily due to self-inflicted tax cuts rather than economic downturn, the state continues to operate with a surplus. West Virginia concluded Fiscal Year 2025 (July 1, 2024 – June 30, 2025) with a total General Revenue Fund collection of $5.519 billion. This resulted in a year-end revenue surplus of $254.8 million over the state’s official estimate the state’s primary revenue sources showed mixed results compared to previous years, largely due to ongoing tax cuts and shifts in energy market prices. Personal income tax collections reached $2.1 billion, exceeding estimates by $103.1 million. However, this total was approximately 5.1% lower than the previous year due to progressive rate reductions enacted since 2023. Consumer sales tax totaled $1.8 billion, falling slightly short of the $1.8 billion estimate by roughly $19.8 million. Severance tax brought in $439 million, outperforming estimates by 8.1% ($32.7 million) despite a volatile energy market. Corporate net income tax collections of $376.2 million were $58.2 million above estimate but reflected a 19.2% decrease from FY 2024 receipts. Interest income generated $186.8 million, finishing $61.8 million above estimates even as short-term interest rates began to trend lower. Including unspent appropriations and prior-year balances, the total year-end surplus for FY 2025 reached $338.5 million. West Virginia Lottery revenue for the fiscal year ending June 30, 2025, reached $1.3 billion, finishing nearly $93 million above projections. This performance marked the second-highest revenue total in the history of the West Virginia Lottery. While revenues exceeded projections, experts noted that actual year-over-year revenue contracted by 3.3% compared to the $5.71 billion collected in FY 2024, citing the impact of “self-inflicted” tax cuts.

For the current fiscal year (FY 2026), mid-year reports show the state remains in a surplus position. As of December 2025, the state was running a $128 million surplus halfway through the cycle. By January 2026, collections reached $1.295 billion year-to-date, outperforming estimates by $42.1 million.

West Virginia’s total K-12 education spending per pupil is estimated at $14,575 for the 2025 school year, which ranks 32nd nationally. This figure is approximately $1,951 less than the national average of $16,526. Through the state’s resource-based Public School Support Plan (PSSP), districts receive an average of $7,790 per pupil. Combined state and local funding for higher education is approximately $9,260 per pupil Medicaid is one of West Virginia’s largest budget items, with total state and federal spending reaching approximately $5.5 billion to $5.7 billion annually. The program is a partnership where the federal government covers roughly 82% of the costs, providing about $4.5 billion in annual funding. Approximately 522,000 residents (roughly 3 in 10 West Virginians) are enrolled in Medicaid. Medicaid covers more than 50% of all children in the state. While seniors and people with disabilities make up only 24% of enrollees, they account for over 53% of total spending due to the high cost of long-term and institutional care.

Rainy day fund, as of April 2025, the state’s combined reserve funds (Part A and Part B) totaled $1.3 billion. Currently, the first 50% of all surplus funds from the General Fund accrued during each fiscal year must be deposited into the Revenue Shortfall Reserve Fund until the balance of the combined Rainy Day Funds equals at least 20% of total appropriations for the fiscal year just ended. For the fiscal year ending June 30, 2024, the 20% funding requirements were $933,687,075, which was less than the Rainy Day Fund totaling $1,256,164,594 and no additional funds were required to be deposited.

In addition, the State Legislature has developed and is complying with a 40-year plan to eliminate the unfunded liability of certain state pension funds. On June 26, 2007, the state closed the sale of $911,141,502.60 of Tobacco Settlement Asset-Backed Bonds, Series 2007. The proceeds of the bonds were used, among other things, to pare down the long-term debt in the state Teachers’ Retirement System, which as of 2025 was funded at 93.1%, with an unfunded liability of approximately $1.4 billion. The state’s other major pension plan, the Public Employees’ Retirement System, was 111.1% funded as of June 30, 2025, with an unfunded liability of approximately $4,2 million. The West Virginia Retiree Health Benefit Trust Fund provides various benefits to certain retirees under the Public Employees’ Retirement System, the Teachers’ Retirement System, and several other public employee retiree programs. One such benefit is the provision by plan sponsor of a capped pay-as-you-go subsidy. For fiscal year 2022, eligible members received approximately $144 per month as a subsidy. The action by the PEIA Board and legislation enacted in 2012 dedicating certain tax revenues to pay down OPEB liability is expected to reduce the state’s OPEB $4.3 billion liability by 2036.

West Virginia had outstanding debt of $2.4 billion as of June 30, 2025. Which included $1.4 billion in general obligation bonds. The debt service payments represented 6.78% of general revenue fund receipts for the fiscal year 2025.

FUNDAMENTAL INVESTMENT OBJECTIVES AND POLICIES

●	WesMark Small Company Fund seeks capital appreciation.

●	WesMark Large Company Fund seeks capital appreciation.

●	WesMark Balanced Fund seeks capital appreciation and income.

●	WesMark Government Bond Fund seeks high current income consistent with preservation of capital.

●	WesMark West Virginia Municipal Bond Fund seeks current income which is exempt from federal income tax and the income taxes imposed by the State of West Virginia.

●	WesMark Tactical Opportunity Fund seeks capital appreciation.

As a matter of fundamental policy, the WesMark West Virginia Municipal Bond Fund will invest its assets so that, under normal circumstances, at least 80% of its net assets are invested in obligations, the interest income from which is exempt from federal income tax and income taxes imposed by the State of West Virginia. For the purposes of this policy, the tax-free interest must not be a preference item for purposes of computing alternative minimum tax (“AMT”).

INVESTMENT LIMITATIONS

Borrowing Money and Issuing Senior Securities

The Funds may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act.

Diversification of Investments

With respect to securities comprising 75% of the value of their total assets, the Large Company Fund, Balanced Fund, Government Bond Fund and Small Company Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of each Fund’s total assets would be invested in the securities of that issuer, or each Fund would own more than 10% of the outstanding voting securities of that issuer.

Underwriting

The Funds may not underwrite the securities of other issuers, except that the Funds may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where they may be considered to be an underwriter under the Securities Act of 1933.

Investing in Real Estate

The Funds may not purchase or sell real estate, provided that this restriction does not prevent the Funds from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Funds may exercise their rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Investing in Commodities

The Funds (other than the Tactical Opportunity Fund) may not purchase or sell physical commodities, provided that the Funds may purchase securities of companies that deal in commodities.

Tactical Opportunity Fund Only: The Fund may invest in commodities to the maximum extent permitted under the Investment Company Act of 1940.

Lending Cash or Securities

The Funds may not make loans, provided that this restriction does not prevent the Funds from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors, and investing in loans, including assignments and participation interests.

Concentration of Investments

The Funds will not make investments that will result in the concentration of their investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry. The investment of more than 25% of the value of the Fund’s total assets in any one industry will constitute a concentration.

The above investment limitations cannot be changed unless authorized by the Board of Trustees (the “Board” or the “Trustees”) and by the “vote of a majority of its outstanding voting securities,” as defined by the 1940 Act. The following investment limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

Buying on Margin

The Funds will not purchase securities on margin, provided that the Funds may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Funds may make margin deposits in connection with their use of financial options and futures, forward and spot currency contracts, swap transactions, and other financial contracts or derivative instruments.

Pledging Assets

The Funds will not mortgage, pledge, or hypothecate any of their assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

Investing in Illiquid Securities

The Funds will not purchase securities for which there is no readily available market. The Funds will not enter into repurchase agreements or purchase time deposits maturing in more than seven days, if immediately after and as a result of which, the value of such securities would exceed, in the aggregate, 15% of each Fund’s net assets.

Writing Covered Call Options and Purchasing Put Options

The Fund’s will not write call options on securities unless the securities are held in the Fund’s portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment. The Funds will not purchase put options on securities unless the securities are held in the Fund’s portfolio.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value, or net assets will not result in a violation of such restriction.

Concentration Policy

As a matter of non-fundamental policy, for purposes of concentration policy, (a) utility companies will be divided according to their services (for example, gas, gas transmission, electric and telephone will be considered separate industries); (b) financial service companies will be classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance will each be considered a separate industry); and (c) asset-backed securities will be classified according to the underlying assets securing such securities. To conform to the current view of the Securities & Exchange Commission (“SEC”) staff that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Funds will not exclude foreign bank instruments from industry concentration limitation tests so long as the policy of the SEC remains in effect. In addition, investments in bank instruments, and investments in certain industrial development bonds funded by activities in a single industry, will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of each Fund’s total assets in any one industry will constitute a concentration.

As a matter of non-fundamental policy, for purposes of the commodities policy, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions, and other financial contracts that settle by payment of cash, are not deemed to be investments in commodities. Additionally, the 1940 Act does not directly limit a Fund’s investment in commodities. However, the 1940 Act does require a fund to either hold itself out as being engaged primarily in the business of investing, reinvesting, or trading in securities, or own or propose to acquire investment securities having a value exceeding 40% of the value of such funds total assets (exclusive of Government securities and cash items).

For purposes of its policies and limitations, the Funds consider certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be “cash items” and “bank instruments”.

TEMPORARY DEFENSIVE POSITION

The Funds may temporarily depart from their principal investment strategies by investing their assets in shorter-term debt securities and similar obligations or holding cash. The Funds may do this in response to unusual circumstances, such as: adverse market, economic, or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Funds’ investment returns and/or the ability to achieve the Funds’ investment objectives.

PORTFOLIO TURNOVER

Portfolio turnover is a factor of a Fund’s investment adviser’s reaction to financial market conditions, expectations concerning the economy, factors within the various sectors of the stock market, and changing asset flows from new subscriptions and redemptions.

WHAT DO SHARES COST?

Each Fund’s net asset value (“NAV”) per Share fluctuates and is based on the market value of all securities and other assets of each Fund. A Share’s NAV is determined as of the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the NAV by valuing its assets, subtracting its liabilities, and dividing the balance by the number of Shares outstanding. The NAV is calculated to the nearest whole cent per Share.

DETERMINING MARKET VALUE OF SECURITIES

Market values of each Fund’s portfolio securities are determined as follows:

●	for equity securities, according to the last sale price in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

●	in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

●	futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the OTC market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board or its Value Designee may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;

●	OTC derivative contracts, if any, are fair valued using price evaluations provided by various pricing services that would be approved by the Board. The methods used by pricing services to determine such price evaluations are described below. If a price evaluation is not readily available, such derivative contracts are fair valued based upon price evaluations from one or more dealers or using a recognized pricing model for the contract;

●	for fixed income securities, according to the mean between bid and asked prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost;

●	shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing; and

●	for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Board.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider the following factors: institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

Non-investment assets and liabilities are valued in accordance with Generally Accepted Accounting Principles (“GAAP”). The NAV calculation includes expenses, dividend income, interest income and other income through the date of the calculation. Changes in holdings of investments and in the number of outstanding Shares are included in the calculation not later than the first business day following such change. Any assets or liabilities denominated in foreign currencies are converted into U.S. dollars using an exchange rate obtained from one or more currency dealers.

The Funds follow procedures that are common in the mutual fund industry regarding errors made in the calculation of its NAV. This means that, generally, the Fund will not correct errors of less than one cent per Share or errors that did not result in net dilution to the Fund.

Where a last sale price or market quotation for a portfolio security is not readily available, and no independent pricing service furnishes a price, the value of the security used in computing NAV is its fair value as determined in good faith under procedures approved by the Funds’ Board. The Funds may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Funds’ Adviser determines that the quotation or price for a portfolio security provided by a dealer or independent pricing service is inaccurate.

Fair valuation procedures are also used where a significant event affecting the value of a portfolio security is determined to have occurred between the time as of which the price of the portfolio security is determined and the NYSE closing time as of which a Fund’s NAV is computed. An event is considered significant if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Significant events include significant general securities market movements occurring between the time as of which the price of the portfolio security is determined and the close of trading on the NYSE. For domestic fixed-income securities, such events may occur where the cut-off time for the market information used by the independent pricing service is earlier than the end of regular trading on the NYSE. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating a Fund’s NAV in advance of the time as of which NAV is calculated.

In some cases, events affecting the issuer of a portfolio security may be considered significant events. Announcements concerning earnings, acquisitions, new products, management changes, litigation developments, a strike or natural disaster affecting the company’s operations or regulatory changes or market developments affecting the issuer’s industry occurring between the time as of which the price of the portfolio security is determined and the close of trading on the NYSE are examples of potentially significant events. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations.

Trading in Foreign Securities

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (“NYSE”). In computing its NAV, a Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by a Fund’s Board or its Valuation Designee, although the actual calculation may be done by others.

HOW ARE THE FUNDS SOLD?

Under the Distributor’s contract with the Funds, the Distributor offers Shares on a continuous, best-efforts basis.

SERVICE FEES

The Funds may pay fees not to exceed 0.25% of average daily net assets (Service Fees) to financial intermediaries, including WesBanco Bank, Inc., and its affiliates, for providing certain non-distribution-related services to shareholders. These shareholder services can include, but are not limited to: (i) responding to customer inquiries regarding, among other things, share prices, account balances, dividend amounts and dividend payment dates; (ii) processing transactions including purchase, redemptions, and exchanges; (iii) establishing new customer accounts; (iv) maintaining separate accounts and records with respect to the Funds for each underlying customer; (v) reconciling amounts posted to each applicable customer account with the amount recorded for the account on the applicable Fund’s records; (vi) providing, upon request or pursuant to a schedule agreed to between the parties, a summary of the number of underlying customer accounts by Fund maintained by intermediary in connection with the applicable shareholder services agreement; (vii) maintaining files, i.e., processing change of addresses, adding/changing wiring instructions or systematic investment/withdrawal plans; (viii) maintaining and distributing current copies of prospectuses, shareholder reports, proxy statements and other required communications to current shareholders; (ix) responding to customer questions about the Funds and/or Classes; (x) preparing and transmitting to customers periodic consolidated account statements; (xi) distributing to customers dividends, capital gains or other payments authorized by each Fund; and (xii) providing other administrative services that the Funds reasonably may request, to the extent permitted by applicable statute, rule, or regulation.

RECORDKEEPING FEES

The Fund may pay Recordkeeping Fees on an average net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders.

ADDITIONAL PAYMENTS TO FINANCIAL INSTITUTIONS

The Adviser may pay out of its own resources amounts (including items of material value) to certain financial institutions that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial institution or its employees or associated persons to recommend or sell Shares of the Funds to you. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Adviser. These payments are not reflected in the fees and expenses listed in the fee table section of the Funds’ prospectus because they are not paid by the Funds.

These payments are negotiated and may be based on such factors as the number or value of Shares that the financial institution sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial institution. These payments may be in addition to payments made by the Funds to the financial institution under the Service Fees or Recordkeeping arrangement. You can ask your financial institution for information about any payments it receives from the Adviser or the Funds and any services provided.

PURCHASES IN-KIND

You may contact the Distributor to request a purchase of Shares using securities you own. The Funds reserve the right to determine whether to accept your securities and the minimum market value to accept. The Funds will value your securities in the same manner as it values its assets. An in-kind purchase may be treated as a sale of your securities for federal tax purposes; please consult your tax adviser regarding potential tax liability.

Subaccounting Services

Certain investment professionals may wish to use the transfer agent’s subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Investment professionals holding shares in a fiduciary, agency, custodial, or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services that may be related to the ownership of shares. This information should, therefore, be read together with any agreement between the customer and the investment professional about the services provided, the fees charged for those services, and any restrictions and limitations imposed.

REDEMPTION IN-KIND

Although the Funds intend to pay Share redemptions in cash, they reserve the right, as described below, to pay the redemption price in whole or in part by a distribution of the Funds’ portfolio securities. Because the Funds have elected to be governed by Rule 18f-1 under the 1940 Act, the Funds are obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Funds’ Board determines that payment should be in kind. In such a case, the Funds will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as each Fund determines its NAV. The portfolio securities will be selected in a manner that the Funds’ Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust.

In the unlikely event a shareholder is held personally liable for the Trust’s obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

ACCOUNT AND SHARE INFORMATION

VOTING RIGHTS

Each Share of each Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All Shares of the Trust have equal voting rights, except that in matters affecting only a particular Fund, only Shares of that Fund are entitled to vote.

Trustees may be removed by the Board or by shareholders at a special meeting of shareholders called by the Board upon the written request of shareholders who own at least 10% of the Trust’s outstanding shares of all series entitled to vote.

The following table shows shareholders of record who held 5% or more of a Fund’s outstanding shares as of April 1, 2026.

SHAREHOLDER OF RECORD, BENEFICIALLY, OR BOTH

AS OF April 1, 2026

National Financial Services LLC
FBO Customers of WesBanco Trust and Investment Services

499 Washington Blvd.
Jersey City, NJ 07310

Fund Name	Shares	% of Outstanding Shares
WesMark Small Company Fund	9,642,273.2410	94.18%
WesMark Large Company Fund	13,207,606.7680	86.77%
WesMark Balanced Fund	6,244,714.4200	87.10%
WesMark Government Bond Fund	20,681,230.0520	96.85%
WesMark West Virginia Municipal Bond Fund	8,378,307.6450	95.76%
WesMark Tactical Opportunity Fund	3,825,835.3310	99.30%

Shareholders owning 25% or more of outstanding shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

WesBanco Trust and Investment Services is a division of WesBanco Bank, Inc. WesBanco Bank, Inc. is a subsidiary of WesBanco, Inc., a bank holding company organized in the state of West Virginia.

TAX INFORMATION

FEDERAL INCOME TAX

The Funds intend to meet the requirements of Subchapter M of the Internal Revenue Code (the “Code”) applicable to regulated investment companies. If these requirements are not met, they will not receive special tax treatment and will be subject to federal corporate income tax.

Each Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trust’s other portfolios will be separate from those realized by the Fund.

A Fund entitled to a loss carry-forward, may reduce the taxable income or gain that a Fund would realize, and to which the shareholder would be subject, in the future.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

FOREIGN INVESTMENTS

If the Small Company Fund, Large Company Fund, Balanced Fund, Government Bond Fund, or Tactical Opportunity Fund purchase foreign securities, their investment income may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Funds would be subject. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain. However, the Funds intend to operate so as to qualify for treaty-reduced tax rates when applicable.

Distributions from a Fund may be based on estimates of book income for the year. Book income generally consists solely of the coupon income generated by the portfolio, whereas tax-basis income includes gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed-income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for income tax purposes, which may be of particular concern to simple trusts.

If a Fund invests in the stock of certain foreign corporations, they may constitute Passive Foreign Investment Companies (“PFIC”), and the Funds may be subject to federal income taxes upon disposition of PFIC investments.

If more than 50% of the value of a Fund’s assets at the end of the tax year is represented by stock or securities of foreign corporations, the Fund intends to qualify for certain Code stipulations that would allow shareholders to claim a foreign tax credit or deduction on their U.S. income tax returns. The Code may limit a shareholder’s ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of a Fund’s foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.

WEST VIRGINIA TAXES

Under existing West Virginia laws, distributions made by the West Virginia Municipal Bond Fund will not be subject to the West Virginia personal income tax to the extent that such distributions qualify as exempt under the Internal Revenue Code of 1986, as amended, and represent (i) interest income from obligations of the United States and its possessions; or (ii) interest or dividend income from obligations of any authority, commission or instrumentality of the United States or the State of West Virginia exempt from state income taxes under the laws of the United States or of the State of West Virginia. For purposes of the West Virginia corporate income tax, a special formula is used to compute the extent to which Fund distributions are exempt.

Intangible personal property such as the Fund shares should be exempt from West Virginia personal property taxes pursuant to W. Va. Code § 11-1C-1b.

COST BASIS REPORTING

Legislation passed by Congress in 2008 requires a fund (or its administrative agent) to report to the IRS and furnish to fund shareholders the cost basis information for fund shares purchased on or after January 1,

2012, and sold on or after that date. In addition to the present law requirement to report the gross proceeds from the sale of Fund shares, a Fund will also be required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. In the absence of an election by a shareholder to elect from available IRS accepted cost basis methods, the Fund will use a default cost basis method. The cost basis method elected or applied may not be changed after the settlement date of a sale of Fund shares. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them. The current law requirement to report only the gross proceeds from the sale of Fund shares will continue to apply to all fund shares acquired through December 31, 2011, and sold on and after that date.

You should consult with your tax adviser regarding the U.S. federal, foreign, state and local tax consequences of an investment in the Funds.

MANAGEMENT OF THE FUNDS

Who Manages and Provides Services to the Funds?

BOARD OF TRUSTEES

The Board is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Funds. Where required, the tables separately list Board members who are “interested persons” of the Funds (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). The WesMark Fund Complex consists of one Investment Company (comprising six portfolios). Unless otherwise noted, each Officer is elected annually; each Board member oversees all portfolios in the WesMark Fund Complex; and serves for an indefinite term.

As of March 31, 2026, the Funds’ Board and Officers as a group owned approximately less than 1% of the Funds’ outstanding Shares.

Name, Year of Birth, Address* and Date Service Began	Principal Occupations in Past Five Years, other Directorships Held and Previous Positions
INDEPENDENT TRUSTEES
Lawrence E. Bandi (1954) TRUSTEE Began serving September 2004	Principal Occupations: Retired

Other Directorships: Welty Corporation.

Previous Positions: President, Central Catholic High School (Education); President and Chief Executive Officer, Valley National Gases, Inc. (Gas Supplier); Chief Financial Officer & Vice President, West Virginia Northern Community College (Education); VP & CFO MPD Corporation (Hospitality).
Jordan A. Miller, Jr. (1951) TRUSTEE Began serving March 1, 2021	Principal Occupation: Chairman & CEO Adelphi Bank

Previous Positions and Directorships: Regional Chairman Fifth Third Bank Central Ohio (National Bank); Regional CEO and President Fifth Third Bank Central Ohio (Commercial, Consumer, and Private banking); Managing Director of Fifth Third Advisor Services (Investment Management); CEO Fifth Third Bank Investments a FINRA registered broker dealer (Investment Management).
Gary J. Madich (1955) TRUSTEE Began serving November 2020	Principal Occupation: Retired

Other Directorships: Managing Director/CEO Global Fixed Income and previously Managing Director/Global CIO Fixed Income, JPMorgan Investment Management (Investment Management); Senior Managing Director/ CIO Fixed Income, Banc One Investment Advisors (Investment Management); Senior Vice President and Senior Portfolio Manager Fixed Income, Federated Investors (Investment Management).
INTERESTED TRUSTEE
J. Christopher Gardill** (1976) CHAIRMAN AND TRUSTEE Began serving August 2015	Principal Occupations: Member, Phillips, Gardill, Kaiser & Altmeyer, PLLC (private law firm). Other Directorships: Board Member, Wheeling Vintage Raceboat Regatta (Private Organization).

*	All Trustees may be reached via the Funds at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

**	Mr. Gardill is an interested person due to his affiliation with Phillips, Gardill, Kaiser & Altmeyer, PLLC who serves as legal counsel to Wesbanco Inc. and Wesbanco Bank. The Funds’ investment adviser, WesBanco Investment Department, is a division of WesBanco Bank, Inc., a wholly owned subsidiary of WesBanco, Inc. Mr. Gardill was also an independent consultant to the Trust Committee of WesBanco Bank, Inc.

The name, address, year of birth and principal occupations for the past five years of the officers of the Trust are listed below. Each officer serves as an officer of the six fund portfolios that comprise the Trust.

OFFICERS
Name, Year of Birth and Address*	Positions Held with Fund Date Service Began	Principal Occupation(s) and Previous Position(s)
Robert McGee (1970)	PRESIDENT Began Serving: February 2024	Principal Occupation: Co-Portfolio Manager of WesMark Funds; Senior Vice President, WesBanco Trust and Investment Services.

Previous Position: Senior Vice President, Portfolio Manager C.S. McKee 2000-2021.
Jennifer S. Roth (1975)	CHIEF COMPLIANCE OFFICER Began Serving: August 2019	Principal Occupations: Chief Compliance Officer of the WesMark Funds; Chief Compliance Officer and Senior Vice President of WesBanco Investment Department and WesBanco Trust and Investment Services; Registered Principal WesBanco Securities, Inc.
Steven Kellas (1966)	CHIEF FINANCIAL OFFICER, TREASURER Began Serving: January 2013	Principal Occupation: Co-Portfolio Manager, Treasurer and Chief Financial Officer of the WesMark Funds, Executive Vice President of WesBanco Trust and Investment Services.
Gary Grasso (1987)	SECRETARY Began Serving: February 2026	Principal Occupations: Assistant Vice President and Counsel, Ultimus Fund Solutions, LLC.

Previous Positions: Vice President and Counsel, BlackRock Financial Management, Inc. from September 2021 to July 2023; Vice President and Counsel, State Street Bank and Trust Company, from March 2020 to September 2021.
Ian Kilgour (1994)	VICE PRESIDENT Began serving February 2023	Principal Occupation: Senior Investment Officer - Funds of the WesMark Funds Previous Positions: Investment Officer/Securities Trader, WesMark Funds, from February 2020 to February 2023.
Edward Kelly (1989)	ASSISTANT TREASURER Began Serving: May 2025	Principal Occupation: Assistant Vice President – Fund Administration, Ultimus Fund Solutions, LLC. Previous Positions: Manager – Fund Administration, Ultimus Fund Solutions, LLC from 2018 to 2022.

No officer, director or employee of the adviser or any of its affiliates receives any compensation from the Funds.

Committees of the Board

The Board has an Audit Committee that considers such matters pertaining to the Trust’s books of account, financial records, internal accounting controls and changes in accounting principles or practices as the Trustees may from time to time determine. The Audit Committee also considers the engagement and compensation of the independent registered public accounting firm (the “Audit Firm”). The Audit Committee also meets with the representatives of the Audit Firm to review the scope and results of audits and other duties as set forth in the Audit Committee’s Charter. The Audit Committee members, each of whom is an Independent Trustee, are: Mr. Bandi, Mr. Madich, and Mr. Miller. The Audit Committee met four times during the fiscal year ended December 31, 2025.

The Board has a Nominating Committee that meets periodically to advise and assist the Board in nominating candidates to serve as trustees of the Trust. The Nominating Committee has adopted a Nominating Committee Charter to govern its operation. The members of the Nominating Committee, each of whom is an Independent Trustee, are: Mr. Bandi, Mr. Madich and Mr. Miller. The Nominating Committee did not meet during the fiscal year ended December 31, 2025.

The Nominating Committee’s Charter provides that the committee will consider shareholder nominees for Trustees. All nominees must possess the appropriate characteristics, skills and experience for serving on the Board. In particular the Board and its Independent Trustees will consider factors, such as each nominee’s integrity, intelligence, collegiality, judgment, skill, business and other experience, diversity, qualification as an Independent Trustee, financial or accounting knowledge, and experience, dedication and commitment to devote the time and attention necessary to fulfill a Trustee’s duties. All shareholders who wish to recommend nominees for consideration as Trustees shall submit the names and qualifications of the candidates to the Secretary of the Trust by writing to: WesMark Funds, c/o Morgan, Lewis & Bockius LLP, One Oxford Centre, Thirty-Second Floor, Pittsburgh, PA 15219-6401.

Board Oversight of Risk Management

Consistent with its general oversight responsibilities, the Board oversees risk management of each Fund. As part of its oversight of risks, the Board or its Committees receive and consider reports from a number of parties, such as the Funds’ investment adviser, officers of the Trust and Trust service providers. For example, the Trust’s independent registered public accounting firm reports annually to the Audit Committee on internal control and accounting and financial reporting matters. The Board also meets with the Trust’s Chief Compliance Officer at least quarterly to discuss compliance issues, and the Board receives a written report from the Chief Compliance Officer at least annually that addresses the compliance policies and procedures of the Trust, the Adviser, the Distributor, the Funds’ Administrator and the Funds’ Transfer Agent. In addition, the Independent Trustees meet with the Chief Compliance Officer at least annually in executive session.

The Board also adopts and periodically reviews policies and procedures intended to address risks and monitors efforts to assess the effectiveness of the implementation of the policies and procedures in addressing risks. It is possible, that despite the Board’s oversight of risk, not all risks will be identified, mitigated, or addressed. Further, certain risks may arise that were unforeseen.

Board Leadership Structure

The Chairman of the Board, Mr. Gardill, is an Interested Trustee. The Chairman presides at all meetings of the Board at which the Chairman is present. The Chairman exercises such powers as are assigned to him by the Trust’s organizational and operating documents and by the Board of Trustees, which may include acting as a liaison with service providers, Trust officers, attorneys and other Trustees between meetings. The Independent Trustees have appointed Mr. Bandi as the lead Independent Trustee. In his role as lead Independent Trustee, Mr. Bandi presides at the meetings of Independent Trustees. As previously disclosed, Mr. Gardill is an Interested Trustee due to his role with Phillips, Gardill, Kaiser & Altmeyer, PLLC, who serves as legal counsel to WesBanco, Inc. and WesBanco Bank, Inc., the parent company of the Funds’ investment adviser. Mr. Gardill is not an employee or officer of the Funds’ investment adviser. The members of the Board believe that Mr. Gardill has served as an effective liaison between the Board and the Funds’ various service providers, including the Funds’ investment adviser, and accordingly believe he serves as an effective Chairman of the Board.

The Board utilizes a committee structure to assist the Board in administering its oversight function that includes an Audit Committee and a Nominating Committee. The Audit Committee and the Nominating Committee are comprised exclusively of Independent Trustees. The committee structure facilitates orderly and efficient communication among the Independent Trustees, Trust management, services providers and the full Board.

The Board has determined it that the Board’s leadership structure is appropriate given the characteristics and circumstances of the Trust, including such matters as the independence of a majority of Trustees, the independence of all members of the Audit and Nominating Committees, the number of Funds that comprise the Trust, the net assets of the Trust and the Trust’s business and structure.

Compensation of Trustees

Effective January 1, 2026, the Trustees of the Trust receive a quarterly retainer fee in the amount of $9,281.25 and an additional $3,093.75 for attending each Board meeting. For the period May 17, 2023 through December 31, 2025, the Trustees of the Trust received a quarterly retainer fee in the amount of $9,000.00 and an additional $3,000.00 for attending each Board meeting. The Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings. None of the Trustees is entitled to receive any retirement, pension plans or deferred compensation benefits from the Trust. Interested Trustees receive the same compensation as Independent Trustees.

For the fiscal year ended December 31, 2025, the Trustees received the following compensation:

Name of the Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From The Trust Paid to Trustees
Independent Trustee
Lawrence E. Bandi	$48,000	None	None	$48,000
Gary J. Madich	$48,000	None	None	$48,000
Jordan A. Miller, Jr	$48,000	None	None	$48,000
Interested Trustee
J. Christopher Gardill	$48,000	None	None	$48,000

BOARD OWNERSHIP OF SHARES IN THE FUNDS AS OF DECEMBER 31, 2025

Fund	Independent Trustees			Interested Trustees
	Lawrence E. Bandi	Gary J. Madich	Jordan A. Miller, Jr.	J. Christopher Gardill
Small Company Fund	None	None	None	$50,001 - $100,000
Large Company Fund	over $100,000	None	None	over $100,000
Balanced Fund	None	None	None	None
Government Bond Fund	None	None	None	None
West Virginia Municipal Bond Fund	None	None	None	None
WesMark Tactical Opportunity Fund	None	None	None	$10,001 - $50,000
Aggregate Dollar Range of Securities in the Trust	over $100,000	None	None	over $100,000

INVESTMENT ADVISER

The Adviser conducts investment research and makes investment decisions for the Funds.

The Adviser is a separately identifiable department or division (“SIDD”) of WesBanco Bank, Inc., which is a wholly owned subsidiary of WesBanco, Inc. (“WesBanco”), a registered bank holding company. WesBanco and its subsidiaries provide a broad range of financial services to individuals and businesses in West Virginia, Pennsylvania, Ohio, Indiana, Kentucky and Maryland. The Adviser is a division of a state chartered bank, which offers financial services that include commercial and consumer loans, corporate, institutional and personal trust services. Internal controls maintained by the Adviser restrict the flow of non-public information, and as a result Fund investments are typically made by the Adviser without any knowledge of WesBanco Bank or its affiliates’ lending relationships with an issuer.

The Adviser shall not be liable to the Trust, the Funds, or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

PORTFOLIO MANAGER INFORMATION

The following information is provided as of December 31, 2025:

Other Accounts Managed by Steven Kellas*	Total Number of Other Accounts Managed / Total Assets**
Registered Investment Companies	None
Other Pooled Investment Companies	None
Other Accounts	380 /$611 million

*	Mr. Kellas is the head of the investment team for the West Virginia Municipal Bond Fund and Government Bond Fund.

**	None of the accounts have an advisory fee that is based on the performance of the account.

Other Accounts Managed by Robert McGee*	Total Number of Other Accounts Managed / Total Assets**
Registered Investment Companies	None
Other Pooled Investment Vehicles	None
Other Accounts	0/$0

*	Mr. McGee is the head of the investment team for the Balanced Fund, Large Company Fund, Small Company Fund and Tactical Opportunity Fund.

**	None of the Accounts has an advisory fee that is based on the performance of the account.

Portfolio managers use similar investment strategies to manage both the Funds and other accounts. Material conflicts may arise in the allocation of investment opportunities between the Funds and other accounts managed by the portfolio manager. The Adviser has policies and procedures in place to address conflicts of interest if they arise in the allocation of investment opportunities. Conflicts may arise relating to the use of commissions to purchase research related services. The Funds have policies and procedures in place to ensure security transactions in the Funds are executed at the best prices available under prevailing market conditions without taking into consideration any use of commissions to purchase research related services.

DOLLAR VALUE RANGE OF SHARES OWNED IN THE WESMARK FUNDS AS OF DECEMBER 31, 2025

Fund	Steven Kellas	Robert McGee
WesMark Small Company Fund	None	$100,001-$500,000
WesMark Large Company Fund	$500,001-$1,000,000	None
WesMark Balanced Fund	None	None
WesMark Government Bond Fund	None	None
WesMark West Virginia Municipal Bond Fund	None	None
WesMark Tactical Opportunity Fund	None	None

Compensation

The Funds pay an advisory fee to the Adviser. The Adviser is a SIDD of WesBanco. Each Portfolio Manager is compensated in the form of salary and bonus from WesBanco.

Portfolio Manager compensation is fixed based on a salary scale paid to WesBanco executives with comparable experience and responsibility. Bonus compensation may be paid to Portfolio Managers based on the overall profitability of WesBanco, factors of which may include the profitability of WesBanco Trust and Investment Services, and Lipper rankings of the funds. Fees paid by the Funds to the Adviser may be a factor in the profitability of WesBanco Trust and Investment Services. Compensation is not directly based on the performance of any Fund.

CODE OF ETHICS RESTRICTIONS ON PERSONAL TRADING

As required by SEC rules, the Funds, the Adviser, and the Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Fund Trustees, and certain other employees. Although they do permit these people to trade in securities, including those that the Funds could buy, as well as Shares of the Fund, they also contain significant safeguards designed to protect the Funds and their shareholders from abuses in this area, such as requirement for certain investment advisory personnel to obtain prior approval for, and to report, particular transactions.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

Proxy Policy and Proxy Procedures

The Funds have adopted the Adviser’s Proxy Policies and Procedures. The Adviser’s Proxy Policy provides guidance on how the Adviser should vote various proxy matters in order to ensure votes are cast in the best interest of the Adviser’s clients. On certain matters the Proxy Policy provides that the Adviser will vote for or against certain matters while other matters will be voted on a case by case basis.

The Adviser’s Proxy Procedures entails the use of Institutional Shareholder Services (“ISS”), a leading provider of investment decision support tools to investors globally. ISS is partially owned by a combination of limited partnerships, controlled by Genstar Capital Partners, a private equity firm based in San Francisco, CA.

ISS is an organization that specializes in the analysis of corporate governance and compensation issues as they are presented to institutional shareholders. Client proxies will be delivered directly to ISS, who will vote the proxies according to the ISS Proxy Policy. The proxies will then be presented to the Adviser for approval at which time the Adviser may choose to over-ride the ISS vote if the Adviser’s Proxy Policy on a particular issue is different from that of ISS or if a potential conflict existing between ISS and the issuer.

For highly contested or controversial matters, such as M&A transactions and contested elections for directors, the Adviser may conduct independent analysis in addition to the application of the proxy voting guidelines in order to ensure such votes are cast in the best interest of the Adviser’s clients. Items identified in the Adviser’s Proxy Policy to be determined on a case by case basis will be voted in accordance with the recommendation of ISS. Any exceptions must be approved by the Senior Executive Officer of the Adviser.

Conflicts of Interests

The Proxy Policy of the Adviser states that, in the event of a conflict between the interests of the investment adviser and its clients (including the Funds), the Adviser will vote the proxy in the best interests of its clients. Specifically, the Proxy Policy provides that in the event of any potential or actual conflict of interest relating to a particular proxy proposal the proxy will be voted in accordance with the Proxy Policy to the extent the Proxy Policy provides that the Adviser will vote for or against such proposal. To the extent the Policy calls for the proposal to be voted on a case by case basis the Adviser, depending on the facts and circumstances, will either (1) vote the proxy in accordance with the recommendation of ISS; or (2) vote the proxy pursuant to client direction.

Supervision of ISS

The Proxy Policy of the Adviser states that, on an ongoing basis, or at least annually, the Adviser must evaluate whether ISS has adequately disclosed its methodologies for formulating its voting recommendations. In reviewing this information, the Adviser considers whether ISS had the capacity and competency to adequately evaluate proxies to be voted upon by the Adviser. Factors considered include staffing, technology, the process for seeking timely input from issuers, identification and correction of errors, peer group comparisons, and governance structure, among other considerations. In conducting this evaluation, the Adviser considers whether ISS is adequately disclosing potential conflicts of interests and conflict resolution. The Adviser also considers whether policies and procedures are reasonably designed to prevent errors, methodological weaknesses, and/or inaccuracies as well as insure that input from the issuer are being considered. Upon completion of its review the Adviser shall make a conclusion as to whether or not, based upon a reasonable belief of the Adviser, that ISS’s voting recommendations are in the best interests of its clients.

Proxy Voting Report

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in a Fund’s portfolio is available, without charge and upon request, by calling 1-800-864-1013. A report on Form N-PX of how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available without charge and upon request by calling the Funds toll-free at 1-800-864-1013. Form N-PX is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The disclosure policy of the Funds and the Adviser prohibits the disclosure of portfolio holdings information to any investor or intermediary before the same information is made available to other investors. Employees of the Adviser or its affiliates who have access to nonpublic information concerning the Fund’s portfolio holdings are prohibited from trading securities based on this information. Such persons must report all personal securities trades and obtain pre-clearance for all personal securities trades other than certain short term and U.S. Government securities and mutual fund shares.

Firms that provide administrative, custody, financial, accounting, legal, or other services to the Funds may receive nonpublic information about Fund portfolio holdings for purposes relating to their services. The Funds may also provide portfolio holdings information to publications that rate, rank or otherwise categorize investment companies. Traders or portfolio managers may provide “interest” lists to facilitate portfolio trading if the list reflects only that subset of the portfolio for which the trader or portfolio manager is seeking market interest.

The furnishing of nonpublic portfolio holdings information to any third party (other than authorized governmental or regulatory personnel) requires the prior approval of the Executive Vice President of the Adviser and of the Chief Compliance Officer of the Funds. The Executive Vice President of the Adviser and the Chief Compliance Officer will approve the furnishing of nonpublic portfolio holdings information to a third party only if they consider the furnishing of such information to be in the best interests of the Fund and its shareholders. In that regard, and to address possible conflicts between the interests of Fund shareholders and those of the Adviser and its affiliates, the following procedures apply. No consideration may be received by the Fund, the Adviser, any affiliate of the Adviser or any of their employees in connection with the disclosure of portfolio holdings information. Before information is furnished, the third party must agree that it will safeguard the confidentiality of the information. Persons approved to receive nonpublic portfolio holdings information will receive it as often as necessary for the purpose for which it is provided. Such information may be furnished as frequently as daily and often with no time lag between the date of the information and the date it is furnished. The Board receives and reviews annually a list of the persons who receive nonpublic portfolio holdings information and the purposes for which it is furnished. The Funds’ annual and semi-annual reports, which contain complete listings of the Fund’s portfolio holdings as of the end of the Funds’ second and fourth fiscal quarters, may be accessed by calling 1-800-864-1013 or on the internet at www.wesmarkfunds.com. Go to the section of the Home page titled “Recent Information” and select the appropriate document. Complete listings of the Funds’ portfolio holdings as of the end of the Funds’ first and third fiscal quarters may be accessed by calling 1-800-864-1013 or on the WesMark website at www.wesmarkfunds.com. Go to “Recent Information” on the Homepage and select the appropriate document. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov. Additionally, summary portfolio information for each calendar quarter is posted on the Funds’ website usually within 30 days after the end of the calendar quarter. The summary portfolio composition information can be found in the Funds’ “Fact Sheets” and may include identification of a Fund’s top ten holdings, and a percentage breakdown of the portfolio by sector, maturity range or credit quality. To access this information on the Funds’ website click on “Recent Information,” locate the “Fact Sheets” link and click on the Fund’s name.

The following is a list of persons other than the Adviser and its affiliates that may receive nonpublic portfolio holdings information concerning the Funds:

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Cohen & Company, Ltd.	RATING AGENCIES S&P Moody’s Fitch
LEGAL COUNSEL Morgan, Lewis & Bockius LLP Phillips, Gardill, Kaiser & Altmeyer	PERFORMANCE REPORTING/PUBLICATIONS Bloomberg Morningstar NASDAQ LSEG (“London Stock Exchange Group”) Vickers Factset

SERVICE PROVIDERS Ultimus Fund Solutions, LLC Ultimus Fund Distributors, LLC WesBanco, Inc. WesBanco Bank, Inc. WesBanco Investment Department WesBanco Trust and Investment Services	SECURITY PRICING SERVICES
S&P
Bloomberg
ICE Data Services

OTHER
Broadridge Financial Solutions
Investment Company Institute (“ICI”)
Electra Information Systems
PNC Financial Services Group, Inc.
SunGard Business Systems (“FIS”)
Investment Scorecard, Inc.

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. The Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser may select brokers and dealers based on whether they also offer research and brokerage services (as described below). The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to oversight by the Funds’ Board.

Investment decisions for a Fund are made independently from those of other accounts managed by the Adviser. When a Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Funds and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit a Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by a Fund.

As of December 31, 2025, the Small Company Fund owned 57,000 shares of Perella Weinberg Partners, $986,000; and 11,704 shares of PJT Partners, Inc., $1,956,908; the Large Company Fund owned 20,321 shares of Morgan Stanley, $3,607,587; 28,130 shares of JP Morgan, $9,064,049; and 74,000 shares of Bank of America $4,070,000; the Balanced Fund owned 2,350 shares of Goldman Sachs Group, Inc., $2,065,650; 14,000 shares of Bank of America, $770,000; 8,709 shares of JP Morgan, $2,806,214; and 8,000 shares of PNC Financial, $1,669,840.

Research and Brokerage Services

Research services may include advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services may be used by the Adviser in advising other accounts. To the extent that receipt of these services may replace services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting those brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.

For the fiscal year ended December 31, 2025, the Small Company Fund’s Adviser directed brokerage transactions to certain brokers due to research services they provided. The total amount of these transactions was $145,239,177, for which the Fund paid $141,274 in brokerage commissions. The Large Company Fund’s Adviser directed brokerage transactions to certain brokers due to research services they provided. The total amount of these transactions was $205,872,265, for which the Fund paid $56,486 in brokerage commissions. The Balanced Fund’s Adviser directed brokerage transactions to certain brokers due to research services they provided. The total amount of these transactions was $40,241,501, for which the Fund paid $9,309 in brokerage commissions. The Tactical Opportunity Fund’s Adviser directed brokerage transactions to certain brokers due to research services they provided. The total amount of these transactions was $40,288,550, for which the Fund paid $13,762 in brokerage commissions. The Government Bond Fund’s Adviser directed brokerage transactions to certain brokers due to research services they provided. The total amount of these transactions was $42,902,476, for which the Fund paid $0 in brokerage commissions.

SERVICE PROVIDERS

PRINCIPAL UNDERWRITER

Effective of May 19, 2025, Ultimus Fund Distributors, LLC (“UFD”), located at P.O. Box 46707, Cincinnati, OH 45246, serves as the Funds’ principal underwriter and acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Prior to May 19, 2025, ALPS Distributors, Inc. acted as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by the Distributor as agent of the Funds, and the Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, although it is not obliged to sell any particular amount of shares. UFD is not entitled to any compensation from the WesMark Funds for its services as distributor. For the period between January 1, 2025 and May 18, 2025, and the fiscal years ended December 31, 2024 and December 31, 2023, ALPS Distributors, Inc. received $0, $0, and $0 in underwriting commissions with respect to all the Funds offered by the Trust. For the period between May 19, 2025 and December 31, 2025, UFD received $0 in underwriting commissions with respect to all the Funds offered by the Trust.

ADMINISTRATOR, ACCOUNTING AGENT, DIVIDEND DISBURSING AGENT, AND TRANSFER AGENT

Prior to May 19, 2025, ALPS Fund Services, Inc. (“AFS”) provided administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Funds. Effective May 19, 2025, Ultimus Fund Solutions, LLC (“Ultimus”) has served as the Funds’ administrator, accounting agent and transfer agent pursuant to a Master Services Agreement. The administrator, accounting agent and transfer agent are located at located at 225 Pictoria Drive, Suite 450, Cincinnati Ohio 45246. The administrative services that Ultimus performs for the Funds include: preparing shareholder reports and arranging for the printing and dissemination of such reports; assembling reports required to be filed with the SEC or other regulatory agencies and filing such completed reports with the SEC or other regulatory agencies; preparing and filing federal and state tax returns on behalf of the Funds; assisting and advising CRM regarding compliance monitoring activities, including compliance with the 1940 Act and with the Funds’ investment policies and limitations; and making such reports and recommendations to the Board as the Board reasonably requests or deems appropriate.

The accounting services that Ultimus provides include maintaining the accounting books and records for the Funds, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts. In its capacity as the Funds’ accounting agent Ultimus also: maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Funds, including calculation of the NAV per share, calculation of the dividend and capital gain distributions, reconciles cash movements with the custodian, verifies and reconciles with the custodian all daily trade activities; provides certain reports; obtains dealer quotations or prices from pricing services used in determining NAV; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for the Funds.

As the Funds’ Transfer Agent, Ultimus: maintains records for the Funds’ shareholders of record; processes shareholder purchase and redemption orders; processes transfers and exchanges of shares of the Funds on the shareholder files and records; processes dividend payments and reinvestments; and assists in the mailing of shareholder reports and proxy solicitation materials.

For the fiscal years ended December 31, 2025, December 31, 2024, December 31, 2024, the Trust paid $667,082, $924,390, and $823,248, respectively, in administrative fees with respect to all the Funds offered by the Trust. All administrative fees paid prior to May 19, 2025 were paid to AFS; all administrative fees paid beginning on May 19, 2025 were paid to Ultimus.

FUND COUNSEL

Morgan, Lewis & Bockius LLP serves as counsel to the Funds.

CUSTODIAN

WesBanco Bank, Inc. is custodian for the securities and cash of the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Independent Registered Public Accounting Firm for the Funds, Cohen & Company, Ltd., conducts its audits in accordance with auditing standards in accordance with the standards established by the Public Company Accounting Oversight Board (“PCAOB”), which require it to plan and perform its audits to provide reasonable assurance about whether the Funds’ financial statements and financial highlights are free of material misstatements.

FEES PAID BY THE FUNDS FOR SERVICES

Advisory Fee Paid/Advisory Fee Waived
Fiscal Year Ended:	Small Company Fund	Large Company Fund	Balanced Fund	Government Bond Fund	West Virginia Municipal Bond Fund	Tactical Opportunity Fund*
December 31, 2025	$1,078,308/ $0	$2,514,629/ $0	$723,837/ $0	$1,031,896/ $0	$522,003/ $0	$359,688/ $0
December 31, 2024	$913,757/ $0	$2,513,738/ $0	$743,437/ $0	$1,057,596/ $0	$527,271/ $0	$349,171/ $0
December 31, 2023	$753,704/ $0	$2,265,548/ $0	$737,064/ $0	$1,082,438/ $0	$555,848/ $0	$314,770/ $0
December 31, 2022	$786,896/ $0	$2,463,310/ $0	$811,932/ $0	$1,274,118/ $0	$607,360/ $0	$327,554/ $0
December 31, 2021	$961,030/ $0	$2,943,918/ $0	$891,407/ $0	$1,427,534/ $0	$703,779/ $0	$366,756/ $0
December 31, 2020	$727,329/ $0	$2,465,483/ $0	$808,879/ $0	$1,366,512/ $0	$705,783/ $0	$305,658/ $0
December 31, 2019	$689,322/ $0	$2,411,976/ $0	$817,336/ $0	$1,394,985/ $0	$704,015/ $0	$293,204/ $0
December 31, 2018	$754,805/ $0	$2,556,167/ $0	$853,004/ $0	$1,428,561/ $0	$689,238/ $0	$247,066/ $0
December 31, 2017	$742,029/ $0	$2,540,415/ $0	$840,505/ $0	$1,489,136/ $0	$699,373/ $0	$117,558/ $36,571
December 31, 2016	$687,289/ $0	$2,379,876/ $0	$767,058/ $0	$1,544,875/ $0	$725,591/ $19,371	—*

*	The Tactical Opportunity Fund did not commence operation until March 1, 2017, therefore no fees have been paid.

Brokerage Commissions Paid
Fiscal Year Ended:	Small Company Fund	Large Company Fund	Balanced Fund	Government Bond Fund	West Virginia Municipal Bond Fund	Tactical Opportunity Fund
December 31, 2025	$141,274	$56,486	$9,308	$0	$0	$13,762
December 31, 2024	$61,285	$38,227	$8,673	$838	$0	$5,706
December 31, 2023	$86,485	$51,616	$8,763	$863	$0	$10,549
December 31, 2022	$79,070	$59,345	$10,241	$0	$0	$27,791
December 31, 2021	$78,121	$37,879	$13,638	$0	$0	$18,309
December 31, 2020	$89,218	$53,138	$14,618	$0	$0	$40,522
December 31, 2019	$115,961	$149,838	$19,865	$124	$0	$34,169
December 31, 2018	$149,443	$104,908	$39,790	$0	$33,107	$40,219
December 31, 2017	$99,917	$92,906	$26,948	$0	$0	$21,944
December 31, 2016	$59,569	$189,093	$29,491	$0	$0	—*

*	The Tactical Opportunity Fund did not commence operation until March 1, 2017, therefore no commissions have been paid.

Administrative Fee Paid
Fiscal Year Ended:	Small Company Fund	Large Company Fund	Balanced Fund	Government Bond Fund	West Virginia Municipal Bond Fund	Tactical Opportunity Fund
December 31, 2025*	$114,740	$213,703	$94,227	$139,150	$59,368	$45,894
December 31, 2024	$132,182	$260,072	$132,677	$183,892	$130,206	$85,361
December 31, 2023	$107,860	$215,327	$121,325	$180,475	$122,739	$75,522
December 31, 2022	$108,947	$210,519	$117,353	$175,248	$123,703	$78,364
December 31, 2021	$124,528	$243,203	$135,479	$214,253	$155,081	$90,164
December 31, 2020	$114,597	$230,642	$133,036	$222,209	$153,371	$86,729
December 31, 2019	$104,146	$214,408	$119,911	$202,422	$140,895	$75,438
December 31, 2018	$105,153	$210,307	$120,323	$203,047	$139,099	$73,152
December 31, 2017	$98,037	$211,010	$113,903	$202,324	$133,411	$52,437
December 31, 2016	$76,614	$239,490	$93,084	$228,461	$123,132	—**

* Administrative fees paid before May 19, 2025 were paid to AFS. Administrative fees paid beginning on May 19, 2025 were paid to Ultimus.

**	The Tactical Opportunity Fund did not commence operation until March 1, 2017, therefore no fees have been paid.

Shareholder Services Fee Paid
Fiscal Year Ended:	Small Company Fund	Large Company Fund	Balanced Fund	Government Bond Fund	West Virginia Municipal Bond Fund	Tactical Opportunity Fund
December 31, 2025	$355,366	$823,135	$240,113	$429,386	$217,094	$119,896
December 31, 2024	$320,921	$875,829	$267,026	$475,057	$238,415	$125,032
December 31, 2023	$230,177	$689,279	$224,214	$411,556	$213,080	$96,291
December 31, 2022	$262,464	$816,073	$268,482	$526,148	$251,630	$109,018
December 31, 2021	$318,326	$971,038	$295,057	$594,097	$293,849	$123,000
December 31, 2020	$242,443	$821,828	$269,626	$569,380	$294,076	$101,886
December 31, 2019	$229,774	$803,992	$272,445	$581,244	$293,340	$97,735
December 31, 2018	$251,602	$852,055	$284,334	$595,234	$287,183	$82,355
December 31, 2017	$246,498	$842,012	$279,302	$619,777	$289,006	$39,186
December 31, 2016	$229,096	$793,292	$255,686	$643,698	$302,329	—*

*	The Tactical Opportunity Fund did not commence operation until March 1, 2017, therefore no fees have been paid.

HOW DO THE FUNDS MEASURE PERFORMANCE?

The Funds may advertise Share performance by using the SEC standard methods for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

Unless otherwise stated, any quoted Share performance reflects the effect of non-recurring charges, which, if excluded, would increase the total return and yield. The performance of shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Funds’ expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings and/or the value of portfolio holdings fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.

AVERAGE ANNUAL TOTAL RETURNS AND YIELD

Total returns are given for the one-year, five-year and ten-year periods ended December 31, 2025. Yield is given for the 30-day period ended December 31, 2025.

SMALL COMPANY FUND	1 Year	5 Years	10 Years
Return Before Taxes	16.43%	10.73%	11.53%
Return After Taxes on Distributions	11.04%	7.65%	9.09%
Return After Taxes on Distributions and Sales of Shares	13.19%	7.96%	8.86%
Yield	N/A	N/A	N/A

LARGE COMPANY FUND	1 Year	5 Years	10 Years
Return Before Taxes	16.91%	11.40%	12.37%
Return After Taxes on Distributions	11.93%	8.32%	9.83%
Return After Taxes on Distributions and Sales of Shares	13.40%	8.52%	9.55%
Yield	N/A	N/A	N/A

BALANCED FUND	1 Year	5 Years	10 Years
Return Before Taxes	10.84%	6.46%	7.19%
Return After Taxes on Distributions	8.72%	4.60%	5.50%
Return After Taxes on Distributions and Sales of Shares	7.58%	4.61%	5.25%
30-Day SEC Yield	1.79%	N/A	N/A

GOVERNMENT BOND FUND	1 Year	5 years	10 Years
Return Before Taxes	6.91%	(1.95)%	(0.13)%
Return After Taxes on Distributions	5.40%	(3.02)%	(0.82)%
Return After Taxes on Distributions and Sales of Shares	4.07%	(1.92)%	(0.29)%
30-Day SEC Yield	3.45%	N/A	N/A

WEST VIRGINIA MUNICIPAL BOND FUND	1 Year	5 Years	10 Years
Return Before Taxes	5.49%	0.36%	1.44%
Return After Taxes on Distributions	4.51%	(0.45)%	0.61%
Return After Taxes on Distributions and Sales of Shares	3.23%	(0.07)%	0.74%
30-Day SEC Yield	2.45%	N/A	N/A
Tax-Equivalent 30-Day SEC Yield (At the 25% Federal Joint Tax Rate)	3.27%	N/A	N/A

TACTICAL OPPORTUNITY FUND	1 Year	5 Years	Since Inception 2/28/2017
Return Before Taxes	15.42%	5.75%	6.32%
Return After Taxes on Distributions	13.94%	4.30%	5.12%
Return After Taxes on Distributions and Sales of Shares	9.88%	3.97%	4.56%
Yield	N/A	N/A	N/A

The WesMark Tactical Opportunity Fund commenced operations on March 1, 2017.

TOTAL RETURN

Total return represents the change (expressed as a percentage) in the value of shares over a specific period of time, and includes the reinvestment of income and capital gains distributions.

The average annual total return for shares is the average compounded rate of return for a given period that would equate a $10,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the

NAV per Share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $10,000, adjusted over the period by any additional shares, assuming the annual reinvestment of all dividends and distributions. Total returns after taxes are calculated in a similar manner, but reflect additional standard assumptions required by the -SEC.

When shares of a Fund are in existence for less than a year, a Fund may advertise cumulative total return for that specific period of time, rather than annualizing the total return.

YIELD

The yield of shares is calculated by dividing: (i) the net investment income per Share earned by the shares over a 30-day period; by (ii) the maximum offering price per Share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent investment professionals and broker/dealers charge fees in connection with services provided in conjunction with an investment in shares, the Share performance is lower for shareholders paying those fees.

FINANCIAL INFORMATION

The Financial Statements for the Funds for the fiscal year ended December 31, 2025, have been audited by Cohen & Company, Ltd., the Funds’ Independent Registered Public Accounting Firm, and are incorporated herein by reference to the Annual Report to Shareholders of the WesMark Funds dated December 31, 2025.

Addresses

WESMARK FUNDS

WesMark Small Company Fund
WesMark Large Company Fund
WesMark Balanced Fund
WesMark Government Bond Fund
WesMark West Virginia Municipal Bond Fund
WesMark Tactical Opportunity Fund

One Bank Plaza
Wheeling, WV 26003

Distributor
Ultimus Fund Distributors, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

Investment Adviser
WesBanco Investment Department
One Bank Plaza
Wheeling, WV 26003

Custodian
WesBanco Bank, Inc.
One Bank Plaza
Wheeling, WV 26003

Transfer Agent and Dividend Disbursing Agent
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Ave., Suite 800
Cleveland, OH 44115

Administrator
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Fund Counsel
Morgan, Lewis & Bockius LLP
One Oxford Centre
Thirty-Second Floor
Pittsburgh, PA 15219-6401

APPENDIX: Investment Ratings

S&P GLOBAL RATINGS LONG-TERM DEBT RATING DEFINITIONS

AAA—An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA— An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A— An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB—An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, C, and C–Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB—An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B—An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC— An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC—An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C—An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D–An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

*	Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

MOODY’S INVESTORS SERVICE LONG-TERM BOND RATING DEFINITIONS

Aaa—Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to be speculative and are subject to substantial credit risk

B—Obligations rated B are considered speculative and are subject to high credit risk

Caa—Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

FITCH RATINGS LONG-TERM DEBT RATING DEFINITIONS

AAA—Highest Credit Quality–‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very High Credit Quality–‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High Credit Quality–‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB—Good Credit Quality–‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB—Speculative–‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B—Highly Speculative–‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC—Substantial Credit Risk–Very low margin for safety. Default is a real possibility.

CC—Very High Levels of Credit Risk–Default of some kind appears probable.

C—Near Default–A default or default-like process has begun, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

● The issuer has entered into a grace or cure period following non-payment of a material financial obligation.

● The formal announcement by the issuer or their agent of a distressed debt exchange.

● A closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD—Restricted Default–‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:

● An uncured payment default or DDE on a bond, loan or other material financial obligation, but

● Has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and

● Has not otherwise ceased operating.

This would include:

- The selective payment default on a specific class or currency of debt;

- The uncured expiry of any applicable original grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation.

D—Default–‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business and debt is still outstanding. Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange. In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice

Distressed Debt Exchange (“DDE”)–An exchange offer will be considered a DDE if there is a material reduction in terms compared with the original contractual terms, and the exchange is conducted to avoid bankruptcy, similar insolvency or intervention proceedings, or a traditional payment default. The application of ratings due to a DDE event may be further explained in the relevant criteria.

MOODY’S INVESTORS SERVICE COMMERCIAL PAPER RATINGS

Prime-1—Ratings of Prime-1 reflect a superior ability to repay short-term obligations.

Prime-2—Ratings of Prime-2 reflect a strong ability to repay short-term obligations.

Prime-3–Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

Not Prime–Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

STANDARD AND POOR’S COMMERCIAL PAPER RATINGS

A-1—A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2—A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3— A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B– A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C–A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D–A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

FITCH RATINGS COMMERCIAL PAPER RATING DEFINITIONS

F1—(Highest Short-Term Credit Quality) Indicated the strongest intrinsic capacity for timely payment of financial commitments; may have an added ’+’ to denote any exceptionally strong credit feature.

F2—(Good Short-Term Credit Quality) Good intrinsic capacity for timely payment of financial commitments.

F3—(Fair Short-Term Credit Quality) The intrinsic capacity for timely payment of financial commitments is adequate.

B—(Speculative Short-Term Credit Quality) Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C—(High Short-Term Default Risk) Default is a real possibility.

RD—(Restricted Default) Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D—(Default) Indicates a broad-based default event for an entity, or the default of a short-term obligation.

PART C.	OTHER INFORMATION

Item 28.	Exhibits

(a)		Declaration of Trust of the Registrant.(1)
	(i)	Amendment No. 1 to the Declaration of Trust of the Registrant.(2)
	(ii)	Amendment No. 2 to the Declaration of Trust of the Registrant.(13)
	(iii)	Amendment No. 3 to the Declaration of Trust of the Registrant.(13)
	(iv)	Amendment No. 4 to the Declaration of Trust of the Registrant.(13)
	(v)	Amendment No. 5 to the Declaration of Trust of the Registrant. (26)
(b)		By-Laws of the Registrant.(1)
	(ii)	Amendment No. 1 to the By-Laws of the Registrant.(11)
	(iii)	Amendment No. 2 to the By-Laws of the Registrant.(11)
	(iv)	Amendment No. 3 to the By-Laws of the Registrant.(11)
	(i)	Amendment No. 4 to the By-Laws of the Registrant.(10)
	(v)	Amendment No. 5 to the By-Laws of the Registrant.(11)
	(vi)	Amendment No. 6 to the By-Laws of the Registrant.(12)
	(vii)	Amendment No. 7 to the By-Laws of the Registrant.(14)
	(viii)	Amendment No. 8 to the By-Laws of the Registrant.(22)
(c)		Not applicable.
(d)		Investment Advisory Contract of the Registrant.(8)
	(i)	Exhibit A to the Investment Advisory Contract of the Registrant.(8)
	(ii)	Exhibit B to the Investment Advisory Contract of the Registrant.(8)
	(iii)	Exhibit C to the Investment Advisory Contract of the Registrant.(8)
	(iv)	Exhibit D to the Investment Advisory Contract of the Registrant.(8)
	(v)	Exhibit E to the Investment Advisory Contract of the Registrant.(8)
	(vi)	Amendment to the Investment Advisory Contract of the Registrant.(9)
	(vii)	Amendment to the Investment Advisory Contract of the Registrant.(26)
	(viii)	Amendment to the Investment Advisory Contract of the Registrant.(27)
	(ix)	Expense Limitation Agreement between WesBanco Bank, Inc. and the WesMark Tactical Opportunity Fund of the registrant (51)
(e)	(i)	Distribution Agreement of the Registrant.(+)
(f)		Not applicable.
(g)		Custodian Contract of the Registrant.(1)
	(i)	Exhibit 1 to the Custodian Contract of the Registrant (Schedule of Fees).(4)
	(ii)	Amendment to Custodian Contract of the Registrant.(9)
(h)	(i)	Master Services Agreement of the Registrant.(+)
	(ii)	Shareholder Services Agreement between the Registrant and WesBanco Bank Wheeling.(1)
	(iii)	Amendment No. 1 to Schedule A of the Shareholder Services Agreement between the Registrant and WesBanco Bank Wheeling.(1)

	(vi)	Amendment No. 2 to Schedule A of the Shareholder Services Agreement between the Registrant and WesBanco Bank Wheeling.(4)
	(v)	Amendment No. 3 to Schedule A of the Shareholder Services Agreement between the Registrant and WesBanco Bank Wheeling.(12)
(i)		Opinion and Consent of Counsel as to Legality of Shares Being Registered.(2)
(j)	(i)	Consent of Independent Registered Public Accounting Firm.(+)
(k)		Not applicable.
(l)		Initial Capital Understanding.(2)
(m)		Not applicable
(n)		Not applicable.
(o)		Not applicable.
(p)	(i)	Code of Ethics for Access Persons.(25)
	(ii)	WesBanco Bank Inc. Code of Ethics.(25)
	(iii)	Ultimus Fund Distributors, LLC. Code of Ethics. (+)
(q)	(i)	Power of Attorney of the Registrant.(30)

(+)	Filed herewith.

1.	Response is incorporated by reference to Registrant’s Initial Registration Statement on Form N-1A filed November 14, 1996 (File Nos. 333-16157 and 811-7925).
2.	Response is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A filed February 4, 1997.
4.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 2 on Form N-1A filed January 8, 1998.
8.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 11 on Form N-1A filed May 31, 2001.
9.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 13 on Form N-1A filed March 27, 2002.
10.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 14 on Form N-1A filed March 26, 2003.
11.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 15 on Form N-1A filed March 25, 2004.
12.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 16 on Form N-1A filed January 28, 2005.
13.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 19 on Form N-1A filed May 16, 2006.
14.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 21 on Form N-1A filed March 30, 2007.
17.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 24 on Form N-1A filed December 21, 2009.
20.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 28 on Form N1-A filed February 29, 2012.
22.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 32 on Form N1-A filed February 28, 2014.

23.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 34 on Form N-1A filed February 27, 2015.
24.	Response is incorporated by reference to the Registrant’s Post-Effective Amendment No. 36 on form N-1A filed February 29, 2016.
25.	Response is incorporated by reference to the Registrant’s Post-Effective Amendment No. 38 on form N-1A filed December 16, 2016.
26.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 39 on Form N1-A filed February 28, 2017.
27.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 41 on Form N1-A filed February 28, 2018.
28.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 43 on Form N1-A filed February 28, 2019.
29.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 45 on Form N1-A filed February 28, 2020.
30.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 48 on Form N1-A filed February 28, 2022.

Item 29.	Persons Controlled by or Under Common Control with Registrant

None.

Item 30.	Indemnification.

Directors, officers, the Funds’ underwriter or affiliated persons of the Funds are insured or indemnified against any liability in their official capacity as follows:

(1)	BY-LAWS (as amended)

ARTICLE IX: INDEMNIFICATION OF TRUSTEES AND OFFICERS

Section 1. INDEMNIFICATION. The Trust hereby agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (including persons who serve at the Trust’s request as trustees, officers, or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise)(each such person being an “indemnitee”) against any liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, administrative or investigative, and any appeal therefrom, before any court or administrative or legislative body, in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, by virtue of his being or having been a Trustee or officer of the Trust or his serving or having served as a trustee, director, officer, partner, or fiduciary of another trust, corporation, partnership, joint venture, or other enterprise at the request of the Trust, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “disabling conduct”).

Section 2. ACTIONS BY TRUSTEE AGAINST THE TRUST. Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (i) was authorized by a majority of the Trustees or (ii) was instituted by the indemnitee to enforce his rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification.

Section 3. SURVIVAL. The rights to indemnification set forth herein shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his heirs, executors and personal and legal representatives.

Section 4. AMENDMENTS. No amendment or restatement of these by-laws or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

Section 5. PROCEDURE. Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither “interested persons” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding (“Disinterested Non-Party Trustees”), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable (or even if obtainable, if such majority so directs) independent legal counsel in a written opinion concludes, based on a review of readily available facts (as opposed to a full trial-type inquiry) that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding Section 6 below.

Section 6. ADVANCES. The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written undertaking to reimburse the Trust if it is subsequently determined that the indemnitee is not entitled to such indemnification. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

Section 7. OTHER RIGHTS. The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under the Declaration of Trust or the by-laws of the Trust, by contract or otherwise under law, by a vote of shareholders or Trustees who are “disinterested persons” (as defined in Section 2(a)(19) of the 1940 Act) or any other right to which he may be lawfully entitled.

Section 8. INDEMNIFICATION OF EMPLOYEES AND AGENTS. Subject to any limitations provided by the Investment Company Act of 1940 Act or otherwise under the Declaration of Trust or the by-laws of the Trust, contract or otherwise under law, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent permitted by applicable law, provided that such indemnification has been approved by a majority of the Trustees.

(2)	DECLARATION OF TRUST (as amended)

ARTICLE XI: LIMITATION OF LIABILITY AND INDEMNIFICATION

Section 1. Limitation of Personal Liability and Indemnification of Shareholders. The Trustees, officers, employees or agents of the Trust shall have no power to bind any Shareholder of any Series or Class personally or to call upon such Shareholder for the payment of any sum of money or assessment whatsoever, other than such as the Shareholder may at any time agree to pay by way of subscription for any Shares or otherwise.

No Shareholder or former Shareholder of any Series or Class shall be liable solely by reason of his being or having been a Shareholder for any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind, against or with respect to the Trust or any Series or Class arising out of any action taken or omitted for or on behalf of the Trust or such Series or Class, and the Trust or such Series or Class shall be solely liable therefor and resort shall be had solely to the property of the relevant Series or Class of the Trust for the payment or performance thereof.

Each Shareholder or former Shareholder of any Series or Class (or their heirs, executors, administrators or other legal representatives or, in case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified against to the full extent of such liability and the costs of any litigation or other proceedings in which such liability shall have been determined, including, without limitation, the fees and disbursements of counsel if, contrary to the provisions hereof, such Shareholder or former Shareholder of such Series or Class shall be held to be personally liable. Such indemnification shall come exclusively from the assets of the relevant Series or Class.

The Trust shall, upon request by a Shareholder or former Shareholder, assume the defense of any claim made against any Shareholder for any act or obligation of the Trust or any Series or Class and satisfy any judgment thereon.

Section 2. Limitation of Personal Liability and Indemnification of Trustees, Officers, Employees or Agents of the Trust. No Trustee, officer, employee or agent of the Trust shall have the power to bind any other Trustee, officer, employee or agent of the Trust personally. The Trustees, officers, employees or agents of the Trust in incurring any debts, liabilities or obligations, or in taking or omitting any other actions for or in connection with the Trust, are, and each shall be deemed to be, acting as Trustee, officer, employee or agent of the Trust and not in his own individual capacity.

Trustees and officers of the Trust shall be liable for their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or officer, as the case may be, and for nothing else.

Each person who is or was a Trustee, officer, employee or agent of the Trust shall be entitled to indemnification out of the assets of the Trust (or of any Series or Class) to the extent provided in, and subject to the provisions of, the By-Laws, provided that no indemnification shall be granted in contravention of the 1940 Act.

Section 3. Express Exculpatory Clauses and Instruments.

(a) All persons extending credit to, contracting with or having any claim against the Trust or a particular Series or Class shall only look to the assets of the Trust or the assets of that particular Series or Class for payment under such credit, contract or claim; and neither the Shareholders nor the Trustees, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be liable therefor.

(b) The Trustees shall use every reasonable means to assure that all persons having dealings with the Trust or any Series or Class shall be informed that the property of the Shareholders and the Trustees, officers, employees and agents of the Trust or any Series or Class shall not be subject to claims against or obligations of the Trust or any other Series or Class to any extent whatsoever. The Trustees shall cause to be inserted in any written agreement, undertaking or obligation made or issued on behalf of the Trust or any Series or Class (including certificates for Shares of any Series or Class) an appropriate reference to the provisions of this Declaration of Trust, providing that neither the Shareholders, the Trustees, the officers, the employees nor any agent of the Trust or any Series or Class shall be liable thereunder, and that the other parties to such instrument shall look solely to the assets belonging to the relevant Series or Class for the payment of any claim thereunder or for the performance thereof; but the omission of such provisions from any such instrument shall not render any Shareholder, Trustee, officer, employee or agent liable, nor shall the Trustee, or any officer, agent or employee of the Trust or any Series or Class be liable to anyone for such omission. If, notwithstanding this provision, any Shareholder, Trustee, officer, employee or agent shall be held liable to any other person by reason of the omission of such provision from any such agreement, undertaking or obligation, the Shareholder, Trustee, officer, employee or agent shall be indemnified and reimbursed by the Trust.

Item 31.	Business and Other Connections of Investment Adviser

For a description of the other business of the investment adviser, see the section titled “Who Manages the Fund – Adviser’s Background” in Part A.

The principal executive officers and directors of the Trust’s investment adviser are set forth in the following table. Unless otherwise noted, the position listed under Other Substantial Business, Profession, Vocation or Employment is with WesBanco Bank, Inc., One Bank Plaza, Wheeling, West Virginia 26003.

	POSITION WITH THE ADVISOR	OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT
McGee, Robert	Senior Vice President	WesBanco Trust & Investment Services
Roth, Jennifer	Senior Vice President, CCO	WesBanco Trust & Investment Services
Kellas, Steve	Executive Vice President	WesBanco Trust & Investment Services

Item 32.	Principal Underwriters.

(a)

Ultimus Fund Distributors, LLC acts as the distributor for the Registrant and the following investment companies:

83 Investment Group Income Fund

Axxes Opportunistic Credit Fund

Axxes Private Markets Fund

Beacon Pointe Multi-Alternative Fund

Booster Income Opportunities Launch

Bruce Fund, Inc.

Caldwell & Orkin Funds, Inc.

Cantor Fitzgerald Infrastructure Fund

Cantor Select Portfolios Trust

Capitol Series Trust

CAZ Strategic Opportunities Fund

Centaur Mutual Funds Trust

Chesapeake Investment Trust

CM Advisors Family of Funds

Commonwealth International Series Trust

Conestoga Funds

Connors Funds

Cutler Trust, The

CYBER HORNET TRUST

Dynamic Alternatives Fund

Eubel Brady & Suttman Mutual Fund Trust

Exchange Place Advisors Trust

Fairway Private Equity & Venture Capital Opportunities Fund

Fairway Private Markets Fund

Flat Rock Core Income Fund

Flat Rock Enhanced Income Fund

Flat Rock Opportunity Fund

HC Capital Trust

Hussman Investment Trust

Investment House Funds, The

James Advantage Funds

Johnson Mutual Funds

Lind Capital Partners Municipal Credit Income Fund

MidBridge Private Markets Fund

Oak Associates Funds

MSS Series Trust

New Age Alpha Funds Trust

New Age Alpha Variable Funds Trust

OneAscent Capital Opportunities Fund

Papp Investment Trust

Peachtree Alternative Strategies Fund

PennantPark Enhanced Income Fund

Plumb Funds

Private Debt & Income Fund

Prospect Enhanced Yield Fund

Sardis Credit Opportunities Fund

Segal Bryant & Hamill Trust

Schwartz Investment Trust

Ultimus Managers Trust

Unified Series Trust

Valued Advisers Trust

VELA Funds

Volumetric Fund

Waycross Independent Trust

WesMark Funds

Williamsburg Investment Trust

XD Fund Trust

Yorktown Funds

(b) To the best of Registrant’s knowledge, the directors and executive officers of Ultimus Fund Distributors, LLC, are as follows:

Name*	Position with Underwriter	Positions with Fund
Kevin M. Guerette	President	None
Melvin Van Cleave	Chief Information Securities Officer	None
Stephen L. Preston	Vice President, Chief Compliance Officer, Financial Operations Principal, and Anti-Money Laundering Compliance Officer	None
Douglas K. Jones	Vice President	None

*	Except as otherwise noted, the principal business address for each of the above directors and executive officers is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

Item 33.	Location of Accounts and Records

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

Ultimus Fund Distributors, LLC (“Distributor”)	225 Pictoria Drive, Suite 450ue Cincinnati, OH 45246
Ultimus Fund Solutions, Inc. (“Administrator” and “Transfer Agent and Dividend Dispersing Agent”)	225 Pictoria Drive, Suite 450 Cincinnati, OH 45246
WesBanco Investment Department, a division of WesBanco Bank, Inc. (“Adviser”)	One Bank Plaza Wheeling, WV 26003
WesBanco Bank, Inc. (“Custodian”)	One Bank Plaza Wheeling, WV 26003

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

Registrant hereby undertakes to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 with respect to the removal of Trustees and the calling of special shareholder meetings by shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, WESMARK FUNDS, certifies that it meets all of the requirement for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Pittsburgh and Commonwealth of Pennsylvania on the 27th day of April, 2026.

WESMARK FUNDS

BY:	/s/ Todd P. Zerega
Todd P. Zerega
Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title	Date

/s/ Lawrence E. Bandi	Trustee	April 27, 2026
Lawrence E. Bandi*

/s/ J. Christopher Gardill	Chairman and Trustee	April 27, 2026
J. Christopher Gardill*

/s/ Jordan A. Miller, Jr.	Trustee	April 27, 2026
Jordan A. Miller, Jr.*

/s/ Gary J. Madich	Trustee	April 27, 2026
Gary J. Madich*

/s/ Robert McGee	Chief Executive Officer and President	April 27, 2026
Robert McGee

/s/ Steven Kellas	Chief Financial Officer and Treasurer	April 27, 2026
Steven Kellas

*	Signature affixed pursuant to a Power of Attorney dated May 18, 2021 previously filed.

EXHIBIT INDEX

28 (e)	(i)	Distribution Agreement of the Registrant (portions of the exhibit have been omitted)
28 (h)	(i)	Master Services Agreement of the Registrant (portions of the exhibit have been omitted)
28 (j)	(i)	Consent of Independent Registered Public Accounting Firm
28 (p)	(iii)	Ultimus Fund Distributors, LLC Code of Ethics